UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09255

Wells Fargo Variable Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: December 31, 2012

Date of reporting period: December 31, 2012

ITEM 1. REPORT TO SHAREHOLDERS

Wells Fargo Advantage VT Discovery FundSM

Annual Report

December 31, 2012

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $217 billion in assets under management, as of December 31, 2012.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short Duration Government Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term High Yield Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term Municipal Bond Fund
Core Bond Fund	International Bond Fund	Strategic Income Fund
Emerging Markets Local Bond Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Ultra Short-Term Income Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Wisconsin Tax-Free Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage VT Discovery Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Analysts began discussing the possibility of a crisis within the European banking system and its possible effect on the U.S. economy—worries that only subsided near the end of the reporting period.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage VT Discovery Fund for the 12-month period that ended December 31, 2012. Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effects that the ongoing European sovereign debt crisis would have on the global economy. Small-cap stocks modestly outperformed large-cap stocks during the period as investors bid up stocks with greater sensitivity to economic growth.

Macroeconomic optimism faded as global growth slowed and worries rose.

Prior to the 12-month period, global economic numbers supported the case for a gradual recovery. However, concerns about the eurozone sovereign debt situation soon returned to center stage as investors became increasingly concerned that Greece would default on its debt. Because many eurozone banks owned Greek debt and many U.S. banks had financial ties to eurozone banks, investors worried that a Greek default would result in another global financial crisis.

In March 2012, the Greek government came to an agreement with its creditors, allowing it to write down the principal on most of its bonds in exchange for increased financial austerity. Yet, ongoing weakness in the Greek economy made it difficult for the country to meet its austerity targets. Even more worrisome, in May 2012, Spain nationalized Bankia, its fourth-largest bank, after it suffered heavy losses from property loans. The move refocused investor attention to Spain’s weak economy and depressed property sector, and Spanish bond prices declined. Analysts began discussing the possibility of a crisis within the European banking system and its possible effect on the U.S. economy—worries that only subsided near the end of the reporting period.

Central banks continued to provide stimulus.

Major central banks, including the U.S. Federal Reserve Board (Fed) and the European Central Bank (ECB) continued to inject liquidity into the banks and the market through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively at zero in order to support the economy and the financial system. After its September 2012 meeting, the FOMC announced its intention to keep interest rates low until at least mid-2015 and to make open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market.

At the beginning of the period, the ECB had a key rate of 1.50%, which it soon lowered twice in response to weakness in the southern European economies. A third cut in July 2012 put the ECB’s key rate at a historic low of 0.75%. A pledge by ECB President Mario Draghi to do whatever it takes to preserve the euro boosted investor confidence. In addition, the ECB announced in September that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout. The ECB’s aggressive actions eventually eased investor worries about a eurozone default.

U.S. stocks gained as the U.S. economy reported relatively solid news.

For most of the period, U.S. economic data remained moderately positive. Reported gross domestic product (GDP) growth came in at a 2.0% annualized rate in the first quarter of 2012, slower than the pace in the fourth quarter of 2011 but in positive territory. Reported GDP growth slowed to a 1.3% annualized rate in the second quarter of 2012, only to reaccelerate to 3.1% annualized in the third quarter. Continued economic growth in the U.S. contrasted with the more

Letter to shareholders (unaudited)	Wells Fargo Advantage VT Discovery Fund	3

uncertain picture in Europe. The unemployment rate was a notable exception to generally positive U.S. economic news. Although the unemployment rate declined—from 8.3% in January 2012 to 7.8% in December 2012—at least part of the decline could be attributed to a decline in the labor force. (People are only counted as unemployed if they are officially looking for work.)

The relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for much of the reporting period. Toward the end of 2012, however, widespread uncertainty about the fiscal cliff—a combination of expiring tax breaks, tax increases, and spending cuts originally scheduled to take effect on January 1, 2013—dampened U.S. stock market performance. Small-cap stocks gained 16.35% for the period as measured by the Russell 2000® Index1, approximately in line with a 16.00% return for large-cap stocks as measured by the S&P 500 Index2 for the same period. Value stocks outperformed growth stocks across all market capitalizations, aided by continued strength in financials.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the European credit crisis remains unknown. Elevated unemployment and debt defaults continue to pressure consumers and businesses alike. In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps manage risk.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for much of the reporting period.

1.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

2.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

4	Wells Fargo Advantage VT Discovery Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Thomas J. Pence, CFA

Michael T. Smith, CFA

Chris Warner, CFA

Average annual total returns (%) as of December 31, 2012

					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[2]
Class 2	5-8-1992	17.74	4.58	11.85	1.18	1.15
Russell 2500TM Growth Index[3]	–	16.13	4.07	10.55	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-222-8222. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If sales loads or charges had been reflected, performance would have been lower.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT Discovery Fund	5

Growth of $10,000 investment[4] as of December 31, 2012

1.	Reflects the expense ratio as stated in the most recent prospectus.

2.	The Adviser has committed through April 30, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amount shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

3.	The Russell 2500™ Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

4.	The chart compares the performance of Class 2 shares for the most recent ten years of the Fund with the Russell 2500™ Growth Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

5.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

6.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage VT Discovery Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, the Russell 2500™ Growth Index, over the 12-month period that ended December 31, 2012.

■	Effective stock selection in the industrials and health care sectors contributed to performance, while positioning in the consumer discretionary and information technology (IT) sectors and a lack of exposure to the materials sector were slight headwinds.

■	Equity prices ebbed and flowed throughout the year, driven largely by investors’ reactions to the news flow out of Europe, U.S. political and fiscal uncertainty, and choppy economic data both domestically and in China.

■	While the current macroeconomic environment continues to challenge bottom-up stock pickers, we remain committed to our fundamental “surround the company” research process, in which we survey a company’s vendors, distributors, competitors, and customers to obtain multiple perspectives that help us make better investment decisions. We also remain committed to maintaining an appropriate balance between risk and return.

2012 was defined by a volatile market environment.

The clouds of uncertainty that lingered over the U.S. equity market in 2011 appeared to disperse early in 2012 as the year began with a sharply positive first quarter. As the year progressed, however, a familiar pattern began to emerge as the market once again displayed a volatile mentality. Investor risk tolerances and, consequently, equity returns varied significantly from quarter to quarter during the year. Europe’s continued struggles with crippling debt, U.S. political and fiscal uncertainty, and choppy economic data both domestically and in China were among the chief drivers of this volatility. Although the equity market was quite volatile in 2012, it was not irrational. Secular earnings growth was handsomely rewarded, and double-digit returns were visible across major equity indexes.

Ten largest equity holdings[5] (%) as of December 31, 2012
Kansas City Southern	3.23
SBA Communications Corporation Class A	2.96
Aspen Technology Incorporated	2.11
TransDigm Group Incorporated	1.97
Alliance Data Systems Corporation	1.96
Affiliated Managers Group Incorporated	1.93
Copa Holdings SA Class A	1.72
Panera Bread Company	1.69
PVH Corporation	1.66
CommVault Systems Incorporated	1.58

Effective stock selection enabled the Fund to outperform its benchmark.

Effective stock selection in the industrials, health care, telecommunication services, and consumer staples sectors contributed significantly to the Fund’s performance during the period. In industrials, top-10 holding TransDigm Group Incorporated—an aerospace component supplier with tremendous visibility into future revenue—generated strong growth as only a small dent was made in the multi-year backlog for new planes. In health care, athenahealth Incorporated—a cloud-based health IT provider to physicians’ offices and hospitals—announced a plan to grow sales at a 30% annual rate over the next five years, at a time when investors were worried that athenahealth’s end market was slowing. The company also announced some new enterprise client wins, which greatly increased visibility on 2013 revenue. Telecommunication services sector outperformance was driven by top-10 holding SBA Communications Corporation, a leading owner and operator of wireless communications towers.The company continues to benefit from the strain that smartphone and tablet usage is putting on existing cellular data networks thus driving additional infrastructure investment by the major telecom carriers. Although consumer staples was a small portion of the portfolio, one stock in particular, The Hain Celestial Group Incorporated, which we no longer hold, grew faster than the market as a leading supplier of organic and natural foods and consumer products.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT Discovery Fund	7

Stock selection in the consumer discretionary was the primary performance headwind. In consumer discretionary, Vera Bradley Incorporated, experienced higher-than-expected expenses and more sales of its travel bags and accessories through its outlet channel, affecting the company’s outlook for growth.

Sector distribution[6] as of December 31, 2012

We are optimistic about U.S. equities in 2013 but remain diligent in our investment approach in order to mitigate outstanding risks and uncertainty.

There are a number of reasons we remain squarely constructive on the U.S. equity market as we enter 2013. Valuations are compelling, the housing market appears to be rebounding, and monetary policies remain highly accommodative. The market, however, is not without risks in 2013. Long-term solutions to structural deficits, fiscal drag, political stalemates, and high unemployment are still elusive. This macro uncertainty, coupled with lackluster economic growth and tepid levels of business spending, forces us to remain cautious about risks that could affect the Fund.

We attempt to mitigate this uncertainty by constructing a portfolio that thoughtfully balances risk and return. As was the case for most of 2012, our investments remain skewed toward higher-quality core holdings. A number of encouraging signs, however, give us the confidence to barbell portfolios with developing situations. Ultimately, the Fund primarily consists of holdings with the following traits: companies with superior earnings growth that is driven by secular growing end markets, companies investing in true empowering innovation that will drive long-term returns, and companies with abundant free cash flow that allows for financial flexibility.

Uncertainty with the global macro environment is high, but we feel confident about the current execution of our investment process and the positive company-specific fundamentals we are able to uncover. This unwavering dedication to a durable, institutional investment process allowed the Fund to outperform in 2012.

Please see footnotes on page 5.

8	Wells Fargo Advantage VT Discovery Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other

Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2012	Ending account value 12-31-2012	Expenses paid during the period[1]	Net annual expense ratio
Class 2
Actual	$1,000.00	$1,052.28	$5.93	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.84	1.15%

1.	Expenses paid is equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—December 31, 2012	Wells Fargo Advantage VT Discovery Fund	9

Security name	Shares	Value

Common Stocks: 98.25%

Consumer Discretionary: 20.77%

Auto Components: 0.80%
BorgWarner Incorporated «†	12,400	$888,088

Automobiles: 1.33%
Tesla Motors Incorporated «†	43,688	1,479,713

Hotels, Restaurants & Leisure: 1.69%
Panera Bread Company «†	11,888	1,888,171

Household Durables: 1.80%
Jarden Corporation «	15,400	796,180
SodaStream International Limited «†	27,100	1,216,519

		2,012,699

Internet & Catalog Retail: 1.26%
Expedia Incorporated	22,800	1,401,060

Leisure Equipment & Products: 1.04%
LeapFrog Enterprises Incorporated «†	134,800	1,163,324

Media: 1.30%
Virgin Media Incorporated «	39,400	1,447,950

Specialty Retail: 8.66%
Chico’s FAS Incorporated	65,700	1,212,822
DSW Incorporated Class A	23,793	1,562,962
GNC Holdings Incorporated Class A «	49,319	1,641,336
Hibbett Sports Incorporated «†	21,600	1,138,320
Lumber Liquidators Holdings Incorporated †	20,400	1,077,732
Ulta Salon Cosmetics & Fragrance Incorporated	15,513	1,524,307
Williams-Sonoma Incorporated «	34,100	1,492,557

		9,650,036

Textiles, Apparel & Luxury Goods: 2.89%
PVH Corporation	16,700	1,853,867
Under Armour Incorporated Class A «†	28,100	1,363,693

		3,217,560

Consumer Staples: 3.58%

Beverages: 1.06%
Constellation Brands Incorporated Class A †	33,300	1,178,487

Food & Staples Retailing: 1.00%
The Fresh Market Incorporated «†	23,200	1,115,688

Food Products: 1.52%
Annie’s Incorporated «†	29,484	985,650
Boulder Brands Incorporated †	55,500	715,950

		1,701,600

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage VT Discovery Fund	Portfolio of investments—December 31, 2012

Security name	Shares	Value

Energy: 4.22%

Energy Equipment & Services: 1.58%
GulfMark Offshore Incorporated Class A «	20,951	$721,762
Oil States International Incorporated †	14,500	1,037,330

		1,759,092

Oil, Gas & Consumable Fuels: 2.64%
Approach Resources Incorporated «†	36,841	921,393
Cabot Oil & Gas Corporation	18,000	895,320
PDC Energy Incorporated «†	34,100	1,132,461

		2,949,174

Financials: 4.80%

Capital Markets: 2.90%
Affiliated Managers Group Incorporated †	16,500	2,147,475
Stifel Financial Corporation «†	33,900	1,083,783

		3,231,258

Real Estate Management & Development: 1.90%
CBRE Group Incorporated †	73,700	1,466,630
Zillow Incorporated Class A «†	23,500	652,125

		2,118,755

Health Care: 15.95%

Biotechnology: 5.06%
Achillion Pharmaceuticals Incorporated «†	35,200	282,304
BioMarin Pharmaceutical Incorporated «†	31,557	1,554,182
Cepheid Incorporated «†	25,800	872,298
Cubist Pharmaceuticals Incorporated †	32,000	1,345,920
Onyx Pharmaceuticals Incorporated †	14,500	1,095,185
Orexigen Therapeutics Incorporated «†	93,900	494,853

		5,644,742

Health Care Equipment & Supplies: 3.39%
Align Technology Incorporated «†	32,400	899,100
Sirona Dental Systems Incorporated †	22,300	1,437,458
Thoratec Corporation †	38,400	1,440,768

		3,777,326

Health Care Providers & Services: 4.37%
Catamaran Corporation †	31,400	1,479,254
Hanger Incorporated «†	45,381	1,241,624
Laboratory Corporation of America Holdings †	6,400	554,368
Team Health Holdings Incorporated †	55,300	1,590,981

		4,866,227

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2012	Wells Fargo Advantage VT Discovery Fund	11

Security name	Shares	Value

Health Care Technology: 0.94%
athenahealth Incorporated «†	14,200	$1,042,990

Life Sciences Tools & Services: 1.00%
Bruker BioSciences Corporation †	73,400	1,120,818

Pharmaceuticals: 1.19%
Impax Laboratories Incorporated «†	64,600	1,323,654

Industrials: 19.69%

Aerospace & Defense: 3.50%
TransDigm Group Incorporated	16,100	2,195,396
Triumph Group Incorporated «	26,100	1,704,330

		3,899,726

Airlines: 1.72%
Copa Holdings SA Class A	19,300	1,919,385

Electrical Equipment: 1.01%
Regal-Beloit Corporation	15,900	1,120,473

Machinery: 5.01%
Chart Industries Incorporated «†	17,100	1,140,057
Colfax Corporation «†	30,018	1,211,226
Graco Incorporated	30,900	1,591,041
Wabtec Corporation	18,800	1,645,752

		5,588,076

Professional Services: 2.60%
Advisory Board Company «†	26,800	1,253,972
Verisk Analytics Incorporated Class A †	32,200	1,642,200

		2,896,172

Road & Rail: 4.75%
Hertz Global Holdings Incorporated «†	104,300	1,696,961
Kansas City Southern	43,100	3,597,988

		5,294,949

Trading Companies & Distributors: 1.10%
WESCO International Incorporated «†	18,200	1,227,226

Information Technology: 23.95%

Computers & Peripherals: 0.98%
Stratasys Limited «†	13,600	1,090,040

Electronic Equipment, Instruments & Components: 1.69%
FEI Company «	23,600	1,308,856
IPG Photonics Corporation «	8,600	573,190

		1,882,046

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage VT Discovery Fund	Portfolio of investments—December 31, 2012

Security name	Shares	Value

Internet Software & Services: 5.13%
Angie’s List Incorporated «†	48,179	$577,666
CoStar Group Incorporated «†	14,500	1,295,865
ExactTarget Incorporated «†	62,176	1,243,520
Mercadolibre Incorporated «	14,800	1,162,836
Rackspace Hosting Incorporated «†	19,400	1,440,838

		5,720,725

IT Services: 4.77%
Alliance Data Systems Corporation «†	15,100	2,185,876
Corelogic Incorporated †	46,533	1,252,668
Gartner Incorporated †	23,200	1,067,664
Vantiv Incorporated Class A †	39,703	810,735

		5,316,943

Semiconductors & Semiconductor Equipment: 1.78%
EZchip Semiconductor Limited «†	29,200	965,644
Skyworks Solutions Incorporated †	50,100	1,017,030

		1,982,674

Software: 9.60%
ACI Worldwide Incorporated †	35,900	1,568,471
Aspen Technology Incorporated †	85,100	2,352,164
Broadsoft Incorporated †	43,416	1,577,303
CommVault Systems Incorporated †	25,300	1,763,663
Fortinet Incorporated †	68,134	1,435,583
Guidewire Software Incorporated «†	44,900	1,334,428
ServiceNow Incorporated «†	22,286	669,249

		10,700,861

Materials: 1.51%

Chemicals: 1.51%
Airgas Incorporated «	18,500	1,688,865

Telecommunication Services: 3.78%

Diversified Telecommunication Services: 0.82%
Iridium Communications Incorporated «†	135,600	913,944

Wireless Telecommunication Services: 2.96%
SBA Communications Corporation Class A «†	46,384	3,294,194

Total Common Stocks (Cost $97,361,308)		109,514,711

	Principal

Other: 0.17%
Gryphon Funding Limited, Pass-Through Entity (a)(i)(v)	$579,580	191,261

Total Other (Cost $52,519)		191,261

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2012	Wells Fargo Advantage VT Discovery Fund	13

Security name	Yield	Shares	Value

Short-Term Investments: 41.85%

Investment Companies: 41.85%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.14%	1,775,970	$1,775,970
Wells Fargo Securities Lending Cash Investments, LLC (v)(l)(u)(r)	0.20	44,866,058	44,866,058

Total Short-Term Investments (Cost $46,642,028)			46,642,028

Total investments in securities
(Cost $144,055,855)*	140.27%	156,348,000
Other assets and liabilities, net	(40.27)	(44,889,555)

Total net assets	100.00%	$111,458,445

«	All or a portion of this security is on loan.

†	Non-income-earning security

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $144,826,437 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$15,504,320
Gross unrealized depreciation	(3,982,757)

Net unrealized appreciation	$11,521,563

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage VT Discovery Fund	Statement of assets and liabilities—December 31, 2012

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$109,705,972
In affiliated securities, at value (see cost below)	46,642,028

Total investments, at value (see cost below)	156,348,000
Receivable for investments sold	63,831
Receivable for Fund shares sold	231,950
Receivable for dividends	5,949
Receivable for securities lending income	48,621
Prepaid expenses and other assets	893

Total assets	156,699,244

Liabilities
Payable for investments purchased	19,621
Payable for Fund shares redeemed	140,337
Payable upon receipt of securities loaned	44,918,577
Advisory fee payable	59,898
Distribution fees payable	24,052
Due to other related parties	11,689
Accrued expenses and other liabilities	66,625

Total liabilities	45,240,799

Total net assets	$111,458,445

NET ASSETS CONSIST OF
Paid-in capital	$96,216,271
Accumulated net realized gains on investments	2,950,029
Net unrealized gains on investments	12,292,145

Total net assets	$111,458,445

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets – Class 2	$111,458,445
Shares outstanding – Class 2	4,430,824
Net asset value per share – Class 2	$25.16

Investments in unaffiliated securities (including securities on loan), at cost	$97,413,827

Investments in affiliated securities, at cost	$46,642,028

Total investments, at cost	$144,055,855

Securities on loan, at value	$44,742,823

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended December 31, 2012	Wells Fargo Advantage VT Discovery Fund	15

Investment income
Dividends	$662,533
Securities lending income, net	541,733
Income from affiliated securities	3,265

Total investment income	1,207,531

Expenses
Advisory fee	755,572
Administration fees
Fund level	53,969
Class 2	86,351
Distribution fees
Class 2	269,847
Custody and accounting fees	24,676
Professional fees	26,777
Shareholder report expenses	64,948
Trustees’ fees and expenses	20,004
Other fees and expenses	2,559

Total expenses	1,304,703
Less: Fee waivers and/or expense reimbursements	(63,406)

Net expenses	1,241,297

Net investment loss	(33,766)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	8,609,836
Net change in unrealized gains (losses) on investments	8,243,827

Net realized and unrealized gains (losses) on investments	16,853,663

Net increase in net assets resulting from operations	$16,819,897

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage VT Discovery Fund	Statement of changes in net assets

	Year ended December 31, 2012		Year ended December 31, 2011

Operations
Net investment loss		$(33,766)		$(812,220)
Net realized gains on investments		8,609,836		27,863,306
Net change in unrealized gains (losses) on investments		8,243,827		(26,402,344)

Net increase in net assets resulting from operations		16,819,897		648,742

	Shares		Shares

Capital share transactions
Proceeds from shares sold – Class 2	769,807	18,739,662	665,598	14,494,199
Payment for shares redeemed – Class 2	(929,140)	(22,200,607)	(1,279,927)	(27,798,666)

Net decrease in net assets resulting from capital share transactions		(3,460,945)		(13,304,467)

Total increase (decrease) in net assets		13,358,952		(12,655,725)

Net assets
Beginning of period		98,099,493		110,755,218

End of period		$111,458,445		$98,099,493

Undistributed net investment income		$0		$0

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage VT Discovery Fund	17

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2012	2011	2010[1]	2009	2008
Net asset value, beginning of period	$21.37	$21.28	$15.70	$11.19	$20.11
Net investment loss	(0.01)	(0.18)	(0.13)	(0.11)	(0.11)
Net realized and unrealized gains (losses) on investments	3.80	0.27	5.71	4.62	(8.81)

Total from investment operations	3.79	0.09	5.58	4.51	(8.92)
Net asset value, end of period	$25.16	$21.37	$21.28	$15.70	$11.19
Total return	17.74%	0.42%	35.54%	40.30%	(44.36)%
Ratios to average net assets (annualized)
Gross expenses	1.21%	1.18%	1.26%	1.35%	1.27%
Net expenses	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment loss	(0.03)%	(0.75)%	(0.71)%	(0.61)%	(0.63)%
Supplemental data
Portfolio turnover rate	98%	113%	101%	208%	166%
Net assets, end of period (000s omitted)	$111,458	$98,099	$110,755	$86,125	$113,149

1.	After the close of business of July 16, 2010, existing shares of the Fund were renamed Class 2 shares.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage VT Discovery Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage VT Discovery Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange, except for The Nasdaq Stock Market, Inc. (“Nasdaq”), are valued at the official closing price or, if none, the last sales price. Securities listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, securities are valued at the last prior sales price. If no sales price is shown on the Nasdaq, the bid price will be used. If no sale occurs on the primary exchange or market for the security that day or if no sale occurs and no bid price is shown on Nasdaq, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Notes to financial statements	Wells Fargo Advantage VT Discovery Fund	19

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost. Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At December 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment loss	Accumulated net realized gains on investments
$(6,921)	$33,766	$(26,845)

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

20	Wells Fargo Advantage VT Discovery Fund	Notes to financial statements

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of December 31, 2012, the inputs used in valuing investments in securities, which are carried at fair value, were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable Inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Equity securities
Common stocks	$109,514,711	$0	$0	$109,514,711

Other	0	0	191,261	191,261

Short-term investments
Investment companies	1,775,970	44,866,058	0	46,642,028
	$111,290,681	$44,866,058	$191,261	$156,348,000

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended December 31, 2012, the Fund did not have any transfers into/out of Level 1 or Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.70% and declining to 0.55% as the average daily net assets of the Fund increase. For the year ended December 31, 2012, the advisory fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and for Class 2 shares, a class level administration fee of 0.08% which is calculated based on the average daily net assets of Class 2 shares.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain the net operating expense ratio for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through April 30, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.15% for Class 2.

Distribution fees

The Trust has adopted a Distribution Plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of its average daily net assets.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2012 were $103,630,048 and $106,466,282, respectively.

Notes to financial statements	Wells Fargo Advantage VT Discovery Fund	21

6. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds and certain other funds) are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended December 31, 2012, the Fund paid $191 in commitment fees.

For the year ended December 31, 2012, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

For the years ended December 31, 2012 and December 31, 2011, the Fund did not have any distributions paid to shareholders.

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains
$3,720,611	$11,521,563

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

22	Wells Fargo Advantage VT Discovery Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage VT Discovery Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage VT Discovery Fund as of December 31, 2012, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 22, 2013

Other information (unaudited)	Wells Fargo Advantage VT Discovery Fund	23

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24	Wells Fargo Advantage VT Discovery Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 140 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage VT Discovery Fund	25

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director, General Counsel, and Vice Chair of The Tree Trust (non-profit corporation). Director and General Counsel of The American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officer

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 79 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available,without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

26	Wells Fargo Advantage VT Discovery Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American depositary receipt
ADS	— American depositary shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
CR	— Custody receipts
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUF	— Hungarian forint
IBC	— Insured bond certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TCR	— Transferable custody receipts
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com . Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

214180 02-13 AVT1/AR147 12-12

Wells Fargo Advantage VT Index Asset Allocation Fund

Annual Report

December 31, 2012

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $217 billion in assets under management, as of December 31, 2012.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short Duration Government Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term High Yield Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term Municipal Bond Fund
Core Bond Fund	International Bond Fund	Strategic Income Fund
Emerging Markets Local Bond Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Ultra Short-Term Income Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Wisconsin Tax-Free Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage VT Index Asset Allocation Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, characterized by improvements in the U.S. housing sector and employment situation.

Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively at zero in order to support the economy and the financial system.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage VT Index Asset Allocation Fund for the 12-month period that ended December 31, 2012. Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, characterized by improvements in the U.S. housing sector and employment situation. Some of this momentum was offset by concerns about the ongoing European sovereign debt crisis and the potential effects that U.S. fiscal and monetary actions would have on the pace of economic growth.

Macroeconomic optimism faded early in the year but improved by the end of summer.

Prior to the 12-month period, global economic numbers supported the case for a gradual recovery. However, concerns about the eurozone sovereign debt situation soon returned to center stage as investors became increasingly concerned that Greece would default on its debt obligations, which could result in another global financial crisis.

In March 2012, the Greek government came to an agreement with its creditors, allowing it to write down the principal on most of its bonds in exchange for increased financial austerity. Yet, ongoing weakness in the Greek economy made it difficult to meet its austerity targets. Consequently, analysts began openly discussing the possibility of a crisis within the European banking system, the future of the euro, and the potential effect on the U.S. economy—worries that remained near the forefront of the markets throughout the spring and into the summer. In September and October 2012, however, the European Central Bank (ECB) and several key members of the eurozone, including France and Germany, announced their commitment to maintaining the integrity of the single currency.

Central banks continued to provide stimulus to support the U.S. and avert a crisis in the eurozone.

Major central banks, including the U.S. Federal Reserve Board (Fed) and the ECB, continued to inject liquidity into banks and the market through various quantitative policies. Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively at zero in order to support the economy and the financial system. In September 2012, the Fed responded to the stagnant U.S. labor market by announcing its third round of quantitative easing, which included an open-ended program to purchase mortgage-backed securities in an effort to support the housing market.

At the beginning of the period, the ECB had a key rate of 1.50%, which it had raised from its previous level of 1.25% in an attempt to keep inflation in check. During the first half of 2012, however, the ECB lowered its key rate to a historic low of 0.75% in hopes of offering relief to the eurozone’s fragile and sluggish economy. In September 2012, the ECB announced that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had applied for a formal bailout.

Investor attention shifted from the eurozone credit crisis to U.S. political and fiscal uncertainties.

Real gross domestic product (GDP) growth for the U.S. was positive in the first quarter of 2012, with GDP increasing by 2.0% on an annualized basis. However, the rate of GDP growth slowed in the second quarter, with data showing a 1.3%

Letter to shareholders (unaudited)	Wells Fargo Advantage VT Index Asset Allocation Fund	3

annualized growth rate. By the end of the year, third-quarter GDP data showed that U.S. economic growth reaccelerated to a 3.1% annualized rate, lending evidence that the U.S. economy may finally have reached a sustainable growth pattern. Further bolstering the U.S. economic picture, the U.S. unemployment rate continued to trend downward throughout the period from 8.3% in January 2012 to 7.8% in December 2012. The U.S. housing sector also strengthened over the 12-month period, with new housing activity and existing home sales trending higher.

While the U.S. economy, in particular, continued to show signs of life, there remained uncertainty during the period ahead of the U.S. presidential election and the possibility of a fiscal cliff, which included a series of automatic federal budget cuts and the expiration of several tax cut programs at the onset of 2013. The U.S. election was decided without incident, and Washington was able to strike a compromise to avoid the full impact of the U.S. fiscal cliff, which provided some stability to the markets. Looking ahead, however, several other fiscal policy decisions will be made during the first few months of 2013 that potentially could affect market sentiment and the pace of U.S. economic growth.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the eurozone credit crisis remains unknown. Elevated U.S. unemployment rates, a tepid housing market, and fiscal uncertainties will continue to pressure consumers and businesses alike. In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole,

Wells Fargo Advantage Funds represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps manage risk.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

4	Wells Fargo Advantage VT Index Asset Allocation Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Petros Bocray, CFA

Jeffrey P. Mellas, CAIA

Average annual total returns (%) as of December 31, 2012

					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[2]
Class 2	4-15-1994	13.03	2.22	6.56	1.06	1.00
Index Asset Allocation Composite Index[3]	–	11.36	5.86	8.07	–	–
S&P 500 Index[4]	–	16.00	1.66	7.10	–	–
Barclays U.S. Treasury 20+ Year Index[5]	–	3.36	9.72	7.85	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-222-8222. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If sales loads or charges had been reflected, performance would have been lower.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT Index Asset Allocation Fund	5

Growth of $10,000 investment[6] as of December 31, 2012

1.	Reflects the expense ratio as stated in the most recent prospectus.

2.	The Adviser has committed through April 30, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amount shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

3.	The Index Asset Allocation Composite Index is weighted 60% in the S&P 500 Index and 40% in the Barclays U.S. Treasury 20+ Year Index. You cannot invest directly in an index.

4.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

5.	The Barclays U.S. Treasury 20+ Year Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an index.

6.	The chart compares the performance of Class 2 shares for the most recent ten years of the Fund with the S&P 500 Index, the Barclays U.S. Treasury 20+ Year Index, and the Index Asset Allocation Composite Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

7.	The ten largest holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8.	Portfolio allocations are subject to change. Cash and cash equivalents are not reflected in the calculations of portfolio allocations. Neutral target allocation is the target allocation of the Fund as stated in the Fund’s prospectus. Current target allocation is the current allocation of the Fund based on the Tactical Asset Allocation (TAA) Model as of the date specified and is subject to change.

9.	Equity sector distribution is subject to change and is calculated based on the total long-term equity investments of the Fund.

6	Wells Fargo Advantage VT Index Asset Allocation Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its composite benchmark, which is weighted 60% in the S&P 500 Index and 40% in the Barclays U.S. Treasury 20+ Year Index, for the 12-month period that ended December 31, 2012. Although the Fund outperformed the Barclays U.S. Treasury 20+ Year Index, it underperformed the S&P 500 Index as stocks rallied for much of the year.

■	As of December 31, 2012, the Fund had a current target allocation of 85% stocks and 15% bonds.

■	The Fund’s tactical overweight to stocks contributed positively to the performance of the Fund as the S&P 500 Index outperformed long-term U.S. Treasury bonds.

Renewed optimism drove stocks higher during the year.

The past year was characterized by improved investor confidence, as strong actions by central banks buoyed investors and alleviated fears that have been prevalent in the years since the financial crisis. During the first half of 2012, the probability of a eurozone breakup diminished as the European Central Bank (ECB) decided to inject liquidity into the financial system by providing inexpensive loans to European banks. Markets received further affirmation of the ECB’s willingness to resolve the crisis when, in mid-summer, it vowed to use all necessary means to preserve the common currency. Accommodative monetary policy was pursued domestically as well. Toward the end of the third quarter, the Federal Reserve announced plans to implement a third round of quantitative easing in order to keep interest rates low for the next couple years.

Ten largest holdings[7] (%) as of December 31, 2012
U.S. Treasury Bond, 4.38%, 5-15-2040	2.99
U.S. Treasury Bond, 3.75%, 8-15-2041	2.92
U.S. Treasury Bond, 4.25%, 11-15-2040	2.90
U.S. Treasury Bond, 4.63%, 2-15-2040	2.83
U.S. Treasury Bond, 4.38%, 11-15-2039	2.65
U.S. Treasury Bond, 3.88%, 8-15-2040	2.43
U.S. Treasury Bond, 4.38%, 5-15-2041	2.42
Apple Incorporated	2.34
U.S. Treasury Bond, 4.75, 2-15-2041	2.25
U.S. Treasury Bond, 3.13%, 11-15-2041	2.13

Neutral target allocation[8] as of December 31, 2012

As fears of another global financial crisis abated, the U.S. equity market rose sharply. Although the gains were broad-based, it was the riskier segments of the market that led the way. This was particularly evident in fixed-income markets where lower-rated debt such as high-yield bonds and emerging markets bonds outperformed U.S. Treasury securities by a wide margin. For the 12-month period, the S&P 500 Index posted a return of 16%, while long-term Treasury bonds, as measured by the Barclays U.S. Treasury 20+ Year Index, gained 3.4%. The Fund maintained its maximum overweight in stocks throughout the period and was well positioned to capture the resulting spread between stocks and bonds.

The tactical shift toward stocks contributed positively to performance.

The Fund employs a Tactical Asset Allocation (TAA) Model, which seeks to enhance returns by shifting the effective allocations based on the relative attractiveness of stocks and bonds. The Fund’s stock holdings seek to replicate the holdings of the S&P 500 Index, and its bond holdings seek to replicate the holdings of the Barclays U.S. Treasury 20+ Year Index. During the entire 12-month period, the Fund maintained its maximum equity overweight, resulting in a target allocation of 85% stocks and 15% bonds. Because of price fluctuations, the Fund’s actual allocation on a particular day may differ slightly from the target allocation. The emphasis on stocks contributed positively to the relative performance in 2012, as U.S. stocks handsomely outperformed U.S. Treasury bonds. The Fund’s neutral target allocation is 60% stocks and 40% bonds. Although there were no changes to the Fund’s tactical allocation during the year, we made adjustments to the portfolio throughout the year in order to ensure that its holdings properly aligned with the composition of the S&P 500 Index as well as the Barclays U.S. Treasury 20+ Year Index.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT Index Asset Allocation Fund	7

Current target allocation[8] as of December 31, 2012

Equity sector distribution[9] as of December 31, 2012

The TAA Model continues to favor stocks relative to bonds.

It is our view that the economic recovery is on a sustainable path. However, this is not to say that it will be a smooth ride in 2013. Uncertainties regarding the ongoing fiscal debate in Washington will no doubt continue into the new year and may introduce a certain level of volatility into financial markets. Also, notwithstanding measures taken by the ECB to prevent a worst-case scenario, the eurozone remains mired in a recession.

That being said, as fears of macro-based events and systemic risks recede, investors should be able to shift their focus to the underlying economic fundamentals. The U.S. unemployment rate has inched downward, and a recovery in the housing sector seems to be underway as prices have risen steadily over the past year. While demand from the eurozone may be sluggish as it works its way out of the economic doldrums, it may be offset by stronger growth in emerging markets economies. According to the International Monetary Fund, growth in emerging markets countries is forecast at 5.5%, contrasted with a 0.2% growth forecast for the eurozone.

Although corporate earnings growth may weaken in the months to come, valuations could still expand as an improvement in confidence may lead to a reassessment of risk among investors. With price/earnings multiples below their historic levels, stocks continue to remain attractively priced. Meanwhile, bond yields continue to hover near record lows, indicating that bond prices remain dangerously exposed to a sudden rise in interest rates. Our TAA Model will continue to recommend an overweight toward stocks until the relative valuation between stocks and bonds returns to a more normal level.

Please see footnotes on page 5.

8	Wells Fargo Advantage VT Index Asset Allocation Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2012	Ending account value 12-31-2012	Expenses paid during the period[1]	Net annual expense ratio
Class 2
Actual	$1,000.00	$1,040.70	$5.13	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.08	1.00%

1.	Expenses paid is equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—December 31, 2012	Wells Fargo Advantage VT Index Asset Allocation Fund	9

Security name	Shares	Value

Common Stocks: 59.34%

Consumer Discretionary: 6.88%

Auto Components: 0.20%
BorgWarner Incorporated «†	462	$33,088
Delphi Automotive plc †	1,166	44,600
Johnson Controls Incorporated	2,700	82,890
The Goodyear Tire & Rubber Company †	967	13,354

		173,932

Automobiles: 0.28%
Ford Motor Company	15,056	194,975
Harley-Davidson Incorporated	893	43,614

		238,589

Distributors: 0.05%
Genuine Parts Company «	613	38,975

Diversified Consumer Services: 0.03%
Apollo Group Incorporated Class A †	395	8,263
H&R Block Incorporated	1,071	19,888

		28,151

Hotels, Restaurants & Leisure: 1.07%
Carnival Corporation «	1,761	64,752
Chipotle Mexican Grill Incorporated «†	124	36,885
Darden Restaurants Incorporated	508	22,896
International Game Technology	1,051	14,893
Marriott International Incorporated Class A «	972	36,226
McDonald’s Corporation	3,964	349,664
Starbucks Corporation	2,937	157,482
Starwood Hotels & Resorts Worldwide Incorporated	774	44,397
Wyndham Worldwide Corporation	554	29,478
Wynn Resorts Limited	314	35,322
Yum! Brands Incorporated	1,784	118,458

		910,453

Household Durables: 0.26%
D.R. Horton Incorporated «	1,103	21,817
Garmin Limited	431	17,593
Harman International Industries Incorporated	268	11,964
Leggett & Platt Incorporated	558	15,189
Lennar Corporation	648	25,058
Newell Rubbermaid Incorporated	1,136	25,299
Pulte Homes Incorporated «†	1,342	24,371
Stanley Black & Decker Incorporated	666	49,264
Whirlpool Corporation «	308	31,339

		221,894

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2012

Security name	Shares	Value

Internet & Catalog Retail: 0.64%
Amazon.com Incorporated †	1,431	$359,381
Expedia Incorporated	367	22,552
Netflix Incorporated †	219	20,319
priceline.com Incorporated †	197	122,376
TripAdvisor Incorporated †	433	18,169

		542,797

Leisure Equipment & Products: 0.08%
Hasbro Incorporated	457	16,406
Mattel Incorporated	1,355	49,620

		66,026

Media: 2.11%
Cablevision Systems Corporation New York Group Class A	852	12,729
CBS Corporation Class B	2,334	88,809
Comcast Corporation Class A	10,493	392,228
DIRECTV Group Incorporated †	2,386	119,682
Discovery Communications Incorporated Class A «†	943	59,862
Gannett Company Incorporated	908	16,353
Interpublic Group of Companies Incorporated	1,703	18,767
McGraw-Hill Companies Incorporated	1,097	59,973
News Corporation Class A	7,962	203,349
Omnicom Group Incorporated «	1,043	52,108
Scripps Networks Interactive Incorporated	343	19,867
Time Warner Cable Incorporated	1,191	115,753
Time Warner Incorporated	3,739	178,836
Viacom Incorporated Class B	1,824	96,198
Walt Disney Company	6,998	348,430
Washington Post Company Class B	18	6,574

		1,789,518

Multiline Retail: 0.48%
Big Lots Incorporated †	229	6,517
Dollar General Corporation †	1,037	45,721
Dollar Tree Incorporated †	897	36,382
Family Dollar Stores Incorporated	378	23,969
JCPenney Company Incorporated «	563	11,097
Kohl’s Corporation «	836	35,931
Macy’s Incorporated	1,561	60,910
Nordstrom Incorporated	600	32,100
Target Corporation	2,570	152,067

		404,694

Specialty Retail: 1.30%
Abercrombie & Fitch Company Class A	314	15,063
AutoNation Incorporated †	154	6,114
AutoZone Incorporated †	146	51,747
Bed Bath & Beyond Incorporated †	905	50,599
Best Buy Company Incorporated	1,055	12,502

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2012	Wells Fargo Advantage VT Index Asset Allocation Fund	11

Security name	Shares	Value

Specialty Retail (continued)
CarMax Incorporated «†	904	$33,936
GameStop Corporation Class A	479	12,018
Gap Incorporated	1,174	36,441
Home Depot Incorporated	5,904	365,162
Limited Brands Incorporated «	945	44,472
Lowe’s Companies Incorporated	4,441	157,744
O’Reilly Automotive Incorporated †	453	40,507
PetSmart Incorporated	424	28,976
Ross Stores Incorporated	878	47,544
Staples Incorporated «	2,661	30,335
Tiffany & Company «	471	27,007
TJX Companies Incorporated	2,880	122,256
Urban Outfitters Incorporated †	432	17,004

		1,099,427

Textiles, Apparel & Luxury Goods: 0.38%
Coach Incorporated	1,120	62,171
Fossil Incorporated †	213	19,830
Nike Incorporated Class B	2,890	149,124
Ralph Lauren Corporation	242	36,281
VF Corporation «	348	52,538

		319,944

Consumer Staples: 6.30%

Beverages: 1.41%
Beam Incorporated	628	38,365
Brown-Forman Corporation Class B «	598	37,824
Coca-Cola Enterprises Incorporated	1,066	33,824
Constellation Brands Incorporated Class A †	598	21,163
Dr Pepper Snapple Group Incorporated «	822	36,316
Molson Coors Brewing Company	616	26,359
Monster Beverage Corporation †	589	31,146
PepsiCo Incorporated	6,108	417,970
The Coca-Cola Company	15,232	552,160

		1,195,127

Food & Staples Retailing: 1.40%
Costco Wholesale Corporation	1,707	168,600
CVS Caremark Corporation	4,923	238,027
Kroger Company «	2,029	52,795
Safeway Incorporated «	946	17,113
Sysco Corporation «	2,321	73,483
Wal-Mart Stores Incorporated	6,605	450,659
Walgreen Company	3,393	125,575
Whole Foods Market Incorporated	682	62,287

		1,188,539

Food Products: 1.03%
Archer Daniels Midland Company	2,601	71,241

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2012

Security name	Shares	Value

Food Products (continued)
Campbell Soup Company «	708	$24,702
ConAgra Foods Incorporated	1,609	47,466
Dean Foods Company †	731	12,069
General Mills Incorporated	2,548	102,965
H.J. Heinz Company «	1,266	73,023
Hormel Foods Corporation «	530	16,541
JM Smucker Company «	428	36,911
Kellogg Company	976	54,510
Kraft Foods Group Incorporated	2,341	106,445
McCormick & Company Incorporated «	523	33,226
Mead Johnson Nutrition Company	802	52,844
Mondelez International Incorporated Class A	7,018	178,748
The Hershey Company «	590	42,610
Tyson Foods Incorporated Class A	1,134	22,000

		875,301

Household Products: 1.28%
Clorox Company «	515	37,708
Colgate-Palmolive Company	1,754	183,363
Kimberly-Clark Corporation	1,545	130,444
Procter & Gamble Company	10,797	733,008

		1,084,523

Personal Products: 0.10%
Avon Products Incorporated «	1,706	24,498
Estee Lauder Companies Incorporated Class A	948	56,747

		81,245

Tobacco: 1.08%
Altria Group Incorporated	7,997	251,266
Lorillard Incorporated	511	59,618
Philip Morris International	6,597	551,773
Reynolds American Incorporated	1,280	53,030

		915,687

Energy: 6.52%

Energy Equipment & Services: 1.10%
Baker Hughes Incorporated	1,736	70,898
Cameron International Corporation †	974	54,992
Diamond Offshore Drilling Incorporated «	274	18,621
Ensco plc Class A	917	54,360
FMC Technologies Incorporated «†	939	40,217
Halliburton Company	3,664	127,104
Helmerich & Payne Incorporated	417	23,356
Nabors Industries Limited †	1,147	16,574
National Oilwell Varco Incorporated	1,686	115,238
Noble Corporation	998	34,750
Rowan Companies plc †	490	15,322

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2012	Wells Fargo Advantage VT Index Asset Allocation Fund	13

Security name	Shares	Value

Energy Equipment & Services (continued)
Schlumberger Limited	5,242	$363,218

		934,650

Oil, Gas & Consumable Fuels: 5.42%
Anadarko Petroleum Corporation	1,974	146,688
Apache Corporation	1,545	121,283
Cabot Oil & Gas Corporation	829	41,234
Chesapeake Energy Corporation «	2,047	34,021
Chevron Corporation	7,728	835,706
ConocoPhillips Company	4,793	277,946
CONSOL Energy Incorporated «	899	28,858
Denbury Resources Incorporated «†	1,528	24,754
Devon Energy Corporation	1,487	77,383
EOG Resources Incorporated	1,070	129,245
EQT Corporation	591	34,857
Exxon Mobil Corporation	18,004	1,558,246
Hess Corporation	1,173	62,122
Kinder Morgan Incorporated	2,497	88,219
Marathon Oil Corporation	2,790	85,541
Marathon Petroleum Corporation	1,339	84,357
Murphy Oil Corporation	729	43,412
Newfield Exploration Company †	534	14,301
Noble Energy Incorporated	703	71,523
Occidental Petroleum Corporation	3,199	245,075
Peabody Energy Corporation «	1,060	28,207
Phillips 66 Incorporated	2,471	131,210
Pioneer Natural Resources Company «	487	51,909
QEP Resources Incorporated	703	21,280
Range Resources Corporation «	642	40,337
Southwestern Energy Company «†	1,380	46,106
Spectra Energy Corporation	2,629	71,982
Tesoro Corporation	555	24,448
The Williams Companies Incorporated	2,661	87,121
Valero Energy Corporation	2,186	74,586
WPX Energy Incorporated †	787	11,711

		4,593,668

Financials: 9.26%

Capital Markets: 1.18%
Ameriprise Financial Incorporated	813	50,918
Bank of New York Mellon Corporation	4,615	118,606
BlackRock Incorporated «	495	102,321
Charles Schwab Corporation «	4,330	62,179
E*TRADE Financial Corporation †	1,017	9,102
Federated Investors Incorporated Class B	369	7,465
Franklin Resources Incorporated	545	68,507
Goldman Sachs Group Incorporated	1,745	222,592
Invesco Limited	1,754	45,762
Legg Mason Incorporated «	463	11,908

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2012

Security name	Shares	Value

Capital Markets (continued)
Morgan Stanley	5,457	$104,338
Northern Trust Corporation «	862	43,238
State Street Corporation	1,836	86,310
T. Rowe Price Group Incorporated	1,006	65,521

		998,767

Commercial Banks: 1.65%
Branch Banking & Trust Corporation	2,763	80,431
Comerica Incorporated «	752	22,816
Fifth Third Bancorp «	3,544	53,833
First Horizon National Corporation	976	9,672
Huntington Bancshares Incorporated	3,378	21,585
KeyCorp	3,687	31,045
M&T Bank Corporation «	480	47,266
PNC Financial Services Group Incorporated	2,088	121,751
Regions Financial Corporation	5,580	39,730
SunTrust Banks Incorporated	2,128	60,329
US Bancorp	7,425	237,155
Wells Fargo & Company (l)	19,333	660,802
Zions Bancorporation	727	15,558

		1,401,973

Consumer Finance: 0.54%
American Express Company	3,845	221,011
Capital One Financial Corporation	2,297	133,065
Discover Financial Services	1,993	76,830
SLM Corporation	1,825	31,262

		462,168

Diversified Financial Services: 2.89%
Bank of America Corporation	42,561	493,708
Berkshire Hathaway Incorporated Class B †	7,203	646,109
Citigroup Incorporated	11,580	458,105
CME Group Incorporated	1,211	61,410
InterContinental Exchange Incorporated †	287	35,533
JPMorgan Chase & Company	15,011	660,034
Leucadia National Corporation	782	18,604
Moody’s Corporation «	766	38,545
NASDAQ Stock Market Incorporated	463	11,580
NYSE Euronext Incorporated	959	30,247

		2,453,875

Insurance: 1.62%
ACE Limited	1,342	107,092
AFLAC Incorporated «	1,852	98,378
Allstate Corporation	1,903	76,444
American International Group Incorporated †	5,830	205,799
Aon plc	1,258	69,945
Assurant Incorporated	311	10,792

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2012	Wells Fargo Advantage VT Index Asset Allocation Fund	15

Security name	Shares	Value

Insurance (continued)
Chubb Corporation	1,034	$77,881
Cincinnati Financial Corporation	578	22,634
Genworth Financial Incorporated †	1,942	14,584
Lincoln National Corporation	1,086	28,127
Loews Corporation	1,228	50,041
Marsh & McLennan Companies Incorporated	2,150	74,111
MetLife Incorporated	4,308	141,906
Principal Financial Group Incorporated «	1,090	31,087
Prudential Financial Incorporated	1,832	97,701
The Hartford Financial Services Group Incorporated	1,723	38,664
The Progressive Corporation «	2,197	46,357
The Travelers Companies Incorporated	1,507	108,233
Torchmark Corporation	375	19,376
UnumProvident Corporation	1,086	22,611
XL Group plc	1,187	29,746

		1,371,509

Real Estate Management & Development: 0.03%
CBRE Group Incorporated †	1,191	23,701

REITs: 1.31%
American Tower Corporation	1,561	120,618
Apartment Investment & Management Company Class A	575	15,560
AvalonBay Communities Incorporated	452	61,287
Boston Properties Incorporated «	596	63,063
Equity Residential Corporation	1,270	71,971
HCP Incorporated	1,785	80,646
Health Care REIT Incorporated	1,025	62,822
Host Hotels & Resorts Incorporated «	2,862	44,848
Kimco Realty Corporation «	1,610	31,105
Plum Creek Timber Company «	638	28,308
Prologis Incorporated	1,820	66,412
Public Storage Incorporated	569	82,482
Simon Property Group Incorporated	1,222	193,186
Ventas Incorporated «	1,167	75,528
Vornado Realty Trust	669	53,574
Weyerhaeuser Company	2,138	59,479

		1,110,889

Thrifts & Mortgage Finance: 0.04%
Hudson City Bancorp Incorporated	1,877	15,260
People’s United Financial Incorporated	1,373	16,600

		31,860

Health Care: 7.13%

Biotechnology: 0.97%
Alexion Pharmaceuticals Incorporated †	767	71,952
Amgen Incorporated	3,030	261,550
Biogen Idec Incorporated †	934	136,990

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2012

Security name	Shares	Value

Biotechnology (continued)
Celgene Corporation †	1,670	$131,462
Gilead Sciences Incorporated †	2,992	219,762

		821,716

Health Care Equipment & Supplies: 1.05%
Baxter International Incorporated	2,169	144,586
Becton Dickinson & Company «	778	60,832
Boston Scientific Corporation †	5,422	31,068
C.R. Bard Incorporated	303	29,615
CareFusion Corporation †	876	25,036
Covidien plc	1,869	107,916
DENTSPLY International Incorporated «	560	22,182
Edwards Lifesciences Corporation «†	456	41,118
Intuitive Surgical Incorporated «†	157	76,988
Medtronic Incorporated	3,994	163,834
St. Jude Medical Incorporated	1,217	43,982
Stryker Corporation «	1,141	62,550
Varian Medical Systems Incorporated †	432	30,344
Zimmer Holdings Incorporated	685	45,662

		885,713

Health Care Providers & Services: 1.14%
Aetna Incorporated	1,321	61,162
AmerisourceBergen Corporation «	930	40,157
Cardinal Health Incorporated	1,342	55,264
CIGNA Corporation	1,129	60,356
Coventry Health Care Incorporated	531	23,805
DaVita Incorporated †	331	36,585
Express Scripts Holding Corporation †	3,224	174,096
Humana Incorporated	625	42,894
Laboratory Corporation of America Holdings †	373	32,309
McKesson Corporation	932	90,367
Patterson Companies Incorporated	330	11,296
Quest Diagnostics Incorporated «	628	36,594
Tenet Healthcare Corporation †	420	13,637
UnitedHealth Group Incorporated	4,034	218,804
WellPoint Incorporated	1,199	73,043

		970,369

Health Care Technology: 0.05%
Cerner Corporation «†	576	44,721

Life Sciences Tools & Services: 0.27%
Agilent Technologies Incorporated	1,376	56,333
Life Technologies Corporation †	680	33,374
PerkinElmer Incorporated	453	14,378
Thermo Fisher Scientific Incorporated	1,422	90,695
Waters Corporation «†	343	29,882

		224,662

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2012	Wells Fargo Advantage VT Index Asset Allocation Fund	17

Security name	Shares	Value

Pharmaceuticals: 3.65%
Abbott Laboratories	6,242	$408,851
Allergan Incorporated	1,215	111,452
Bristol-Myers Squibb Company	6,518	212,422
Eli Lilly & Company	4,033	198,908
Forest Laboratories Incorporated «†	925	32,671
Hospira Incorporated †	652	20,368
Johnson & Johnson Services Incorporated	10,943	767,104
Merck & Company Incorporated	12,005	491,485
Mylan Laboratories Incorporated †	1,609	44,215
Perrigo Company	348	36,202
Pfizer Incorporated	29,074	729,176
Watson Pharmaceuticals Incorporated †	504	43,344

		3,096,198

Industrials: 5.95%

Aerospace & Defense: 1.38%
Boeing Company	2,680	201,965
General Dynamics Corporation	1,311	90,813
Honeywell International Incorporated	3,094	196,376
L-3 Communications Holdings Incorporated	371	28,426
Lockheed Martin Corporation	1,061	97,920
Northrop Grumman Corporation «	969	65,485
Precision Castparts Corporation	575	108,917
Raytheon Company	1,303	75,001
Rockwell Collins Incorporated «	554	32,226
United Technologies Corporation	3,330	273,093

		1,170,222

Air Freight & Logistics: 0.46%
C.H. Robinson Worldwide Incorporated «	637	40,271
Expeditors International of Washington Incorporated	825	32,629
FedEx Corporation	1,154	105,845
United Parcel Service Incorporated Class B	2,825	208,287

		387,032

Airlines: 0.04%
Southwest Airlines Company	2,914	29,839

Building Products: 0.03%
Masco Corporation	1,410	23,491

Commercial Services & Supplies: 0.33%
Avery Dennison Corporation	393	13,724
Cintas Corporation	419	17,137
Dun & Bradstreet Corporation «	176	13,842
Equifax Incorporated	472	25,545
Iron Mountain Incorporated	659	20,456
Pitney Bowes Incorporated	793	8,438
Republic Services Incorporated	1,181	34,639

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2012

Security name	Shares	Value

Commercial Services & Supplies (continued)
Robert Half International Incorporated	556	$17,692
Stericycle Incorporated †	339	31,619
The ADT Corporation	918	42,678
Waste Management Incorporated	1,722	58,100

		283,870

Construction & Engineering: 0.10%
Fluor Corporation	657	38,592
Jacobs Engineering Group Incorporated †	513	21,838
Quanta Services Incorporated †	842	22,978

		83,408

Electrical Equipment: 0.40%
Eaton Corporation plc	1,824	98,861
Emerson Electric Company	2,860	151,466
Rockwell Automation Incorporated	550	46,195
Roper Industries Incorporated	389	43,366

		339,888

Industrial Conglomerates: 1.55%
3M Company	2,514	233,425
Danaher Corporation	2,298	128,458
General Electric Company	41,409	869,175
Textron Incorporated	1,113	27,591
Tyco International Limited	1,839	53,791

		1,312,440

Machinery: 1.08%
Caterpillar Incorporated	2,582	231,296
Cummins Incorporated «	698	75,628
Deere & Company	1,547	133,692
Dover Corporation «	707	46,457
Flowserve Corporation	197	28,920
Illinois Tool Works Incorporated «	1,684	102,404
Ingersoll-Rand plc	1,105	52,996
Joy Global Incorporated «	418	26,660
Paccar Incorporated «	1,394	63,023
Pall Corporation «	439	26,454
Parker Hannifin Corporation	589	50,100
Pentair Limited	831	40,844
Snap-On Incorporated	230	18,168
Xylem Incorporated	734	19,891

		916,533

Road & Rail: 0.47%
CSX Corporation	4,073	80,360
Norfolk Southern Corporation	1,248	77,176

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2012	Wells Fargo Advantage VT Index Asset Allocation Fund	19

Security name	Shares	Value

Road & Rail (continued)
Ryder System Incorporated	202	$10,086
Union Pacific Corporation	1,857	233,462

		401,084

Trading Companies & Distributors: 0.11%
Fastenal Company «	1,065	49,725
W.W. Grainger Incorporated	236	47,759

		97,484

Information Technology: 11.30%

Communications Equipment: 1.17%
Cisco Systems Incorporated	20,965	411,962
F5 Networks Incorporated †	312	30,311
Harris Corporation	448	21,934
JDS Uniphase Corporation †	924	12,511
Juniper Networks Incorporated †	2,036	40,048
Motorola Solutions Incorporated	1,108	61,693
QUALCOMM Incorporated	6,729	417,333

		995,792

Computers & Peripherals: 2.98%
Apple Incorporated	3,715	1,980,206
Dell Incorporated	5,763	58,379
EMC Corporation †	8,319	210,471
Hewlett-Packard Company	7,764	110,637
NetApp Incorporated †	1,415	47,473
SanDisk Corporation †	955	41,600
Seagate Technology plc	1,327	40,447
Western Digital Corporation «	866	36,796

		2,526,009

Electronic Equipment, Instruments & Components: 0.26%
Amphenol Corporation Class A «	633	40,955
Corning Incorporated	5,836	73,650
FLIR Systems Incorporated	592	13,208
Jabil Circuit Incorporated	738	14,236
Molex Incorporated	546	14,922
TE Connectivity Limited «	1,669	61,953

		218,924

Internet Software & Services: 1.31%
Akamai Technologies Incorporated †	701	28,678
eBay Incorporated †	4,599	234,641
Google Incorporated Class A †	1,051	745,548
VeriSign Incorporated †	613	23,797
Yahoo! Incorporated †	4,110	81,789

		1,114,453

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2012

Security name	Shares	Value

IT Services: 2.27%
Accenture plc	2,521	$167,647
Automatic Data Processing Incorporated «	1,917	109,288
Cognizant Technology Solutions Corporation Class A †	1,185	87,749
Computer Sciences Corporation	614	24,591
Fidelity National Information Services Incorporated	984	34,253
Fiserv Incorporated «†	527	41,649
International Business Machines Corporation	4,194	803,361
MasterCard Incorporated Class A	422	207,320
Paychex Incorporated «	1,277	39,766
SAIC Incorporated	1,120	12,678
Teradata Corporation †	668	41,343
Total System Services Incorporated	635	13,602
Visa Incorporated Class A «	2,059	312,103
Western Union Company «	2,356	32,065

		1,927,415

Office Electronics: 0.04%
Xerox Corporation	4,990	34,032

Semiconductors & Semiconductor Equipment: 1.19%
Advanced Micro Devices Incorporated †	2,390	5,736
Altera Corporation	1,266	43,601
Analog Devices Incorporated	1,190	50,051
Applied Materials Incorporated	4,729	54,100
Broadcom Corporation Class A	2,049	68,047
First Solar Incorporated †	237	7,319
Intel Corporation	19,650	405,380
KLA-Tencor Corporation	657	31,378
Lam Research Corporation †	677	24,460
Linear Technology Corporation «	914	31,350
LSI Corporation †	2,186	15,477
Microchip Technology Incorporated «	769	25,062
Micron Technology Incorporated †	4,018	25,514
NVIDIA Corporation	2,467	30,319
Teradyne Incorporated «†	742	12,532
Texas Instruments Incorporated	4,426	136,940
Xilinx Incorporated	1,030	36,977

		1,004,243

Software: 2.08%
Adobe Systems Incorporated †	1,955	73,664
Autodesk Incorporated †	887	31,355
BMC Software Incorporated †	563	22,329
CA Incorporated	1,324	29,102
Citrix Systems Incorporated †	737	48,458
Electronic Arts Incorporated †	1,205	17,509
Intuit Incorporated	1,099	65,391
Microsoft Corporation	29,912	799,548
Oracle Corporation	14,843	494,569
Red Hat Incorporated †	764	40,461

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2012	Wells Fargo Advantage VT Index Asset Allocation Fund	21

Security name	Shares	Value

Software (continued)
Salesforce.com Incorporated «†	516	$86,740
Symantec Corporation †	2,740	51,539

		1,760,665

Materials: 2.15%

Chemicals: 1.51%
Air Products & Chemicals Incorporated	841	70,661
Airgas Incorporated	277	25,287
CF Industries Holdings Incorporated	248	50,384
Dow Chemical Company	4,736	153,068
E.I. du Pont de Nemours & Company	3,682	165,580
Eastman Chemical Company	606	41,238
Ecolab Incorporated	1,041	74,848
FMC Corporation	543	31,776
International Flavors & Fragrances Incorporated	322	21,426
LyondellBasell Industries NV Class A	1,499	85,578
Monsanto Company	2,111	199,806
Mosaic Company	1,093	61,897
PPG Industries Incorporated	606	82,022
Praxair Incorporated	1,173	128,385
Sherwin-Williams Company	338	51,991
Sigma-Aldrich Corporation «	475	34,951

		1,278,898

Construction Materials: 0.03%
Vulcan Materials Company «	512	26,650

Containers & Packaging: 0.08%
Ball Corporation «	608	27,208
Bemis Company Incorporated	408	13,652
Owens-Illinois Incorporated †	650	13,826
Sealed Air Corporation	768	13,448

		68,134

Metals & Mining: 0.42%
Alcoa Incorporated «	4,214	36,578
Allegheny Technologies Incorporated	424	12,873
Cliffs Natural Resources Incorporated «	563	21,709
Freeport-McMoRan Copper & Gold Incorporated Class B	3,749	128,216
Newmont Mining Corporation	1,961	91,069
Nucor Corporation	1,254	54,148
United States Steel Corporation	570	13,606

		358,199

Paper & Forest Products: 0.11%
International Paper Company	1,734	69,083
MeadWestvaco Corporation	690	21,990

		91,073

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2012

Security name	Shares	Value

Telecommunication Services: 1.81%

Diversified Telecommunication Services: 1.62%
AT&T Incorporated	22,430	$756,115
CenturyTel Incorporated «	2,465	96,431
Frontier Communications Corporation «	3,943	16,876
Verizon Communications Incorporated	11,270	487,653
Windstream Corporation «	2,322	19,226

		1,376,301

Wireless Telecommunication Services: 0.19%
Crown Castle International Corporation †	1,158	83,561
MetroPCS Communications Incorporated †	1,251	12,435
Sprint Nextel Corporation †	11,865	67,275

		163,271

Utilities: 2.04%

Electric Utilities: 1.19%
American Electric Power Company Incorporated	1,916	81,775
Consolidated Edison Incorporated	1,157	64,260
Duke Energy Corporation	2,781	177,428
Edison International	1,287	58,160
Entergy Corporation	702	44,753
Exelon Corporation	3,373	100,313
FirstEnergy Corporation	1,651	68,946
Nextera Energy Incorporated	1,671	115,616
Northeast Utilities «	1,240	48,459
Pepco Holdings Incorporated «	906	17,767
Pinnacle West Capital Corporation	433	22,074
PPL Corporation «	2,297	65,763
The Southern Company	3,452	147,780

		1,013,094

Gas Utilities: 0.06%
AGL Resources Incorporated	465	18,586
ONEOK Incorporated	808	34,542

		53,128

Independent Power Producers & Energy Traders: 0.07%
AES Corporation	2,438	26,087
NRG Energy Incorporated «	1,272	29,243

		55,330

Multi-Utilities: 0.72%
Ameren Corporation	958	29,430
CenterPoint Energy Incorporated	1,688	32,494
CMS Energy Corporation «	1,042	25,404
Dominion Resources Incorporated	2,269	117,534
DTE Energy Company	680	40,834
Integrys Energy Group Incorporated	308	16,084

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2012	Wells Fargo Advantage VT Index Asset Allocation Fund	23

Security name			Shares	Value

Multi-Utilities (continued)
NiSource Incorporated «			1,223	$30,440
PG&E Corporation			1,698	68,226
Public Service Enterprise Group Incorporated «			1,998	61,139
SCANA Corporation «			520	23,733
Sempra Energy «			888	62,995
TECO Energy Incorporated «			804	13,475
Wisconsin Energy Corporation			909	33,497
Xcel Energy Incorporated			1,925	51,407

				606,692

Total Common Stocks (Cost $39,114,306)				50,318,855

	Interest rate	Maturity date	Principal
U.S. Treasury Securities: 35.96%
U.S. Treasury Bond	2.75%	8-15-2042	$250,000	240,508
U.S. Treasury Bond	3.00	5-15-2042	660,000	669,900
U.S. Treasury Bond	3.13	11-15-2041	1,729,000	1,803,022
U.S. Treasury Bond	3.13	2-15-2042	828,000	862,673
U.S. Treasury Bond	3.50	2-15-2039	1,216,000	1,369,710
U.S. Treasury Bond	3.75	8-15-2041	2,115,000	2,477,194
U.S. Treasury Bond	3.88	8-15-2040	1,718,000	2,057,841
U.S. Treasury Bond	4.25	5-15-2039	1,241,000	1,577,815
U.S. Treasury Bond	4.25	11-15-2040	1,930,000	2,456,226
U.S. Treasury Bond	4.38	2-15-2038	688,000	889,240
U.S. Treasury Bond	4.38	11-15-2039	1,734,000	2,248,239
U.S. Treasury Bond	4.38	5-15-2040	1,951,000	2,531,118
U.S. Treasury Bond	4.38	5-15-2041	1,580,000	2,051,779
U.S. Treasury Bond	4.50	2-15-2036	916,000	1,201,248
U.S. Treasury Bond	4.50	5-15-2038	872,000	1,148,042
U.S. Treasury Bond	4.50	8-15-2039	1,098,000	1,450,046
U.S. Treasury Bond	4.63	2-15-2040	1,785,000	2,403,613
U.S. Treasury Bond	4.75	2-15-2037	404,000	549,251
U.S. Treasury Bond	4.75	2-15-2041	1,390,000	1,909,729
U.S. Treasury Bond	5.00	5-15-2037	421,000	591,897

Total U.S. Treasury Securities (Cost $25,022,035)				30,489,091

Other: 0.15%
Gryphon Funding Limited, Pass-Through Entity (a)(i)(v)			376,091	124,110

Total Other (Cost $34,080)				124,110

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2012

	Yield	Maturity date	Shares	Value

Short-Term Investments: 8.52%

Investment Companies: 5.78%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.14%		730,594	$730,594
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(r)(v)	0.20		4,172,814	4,172,814

				4,903,408

			Principal
U.S. Treasury Securities: 2.74%
U.S. Treasury Bill #(z)	0.02	1-17-2013	$1,480,000	1,479,987
U.S. Treasury Bill #(z)	0.02	1-24-2013	840,000	839,990

				2,319,977

Total Short-Term Investments (Cost $7,223,370)				7,223,385

Total investments in securities
(Cost $71,393,791) *	103.97%			88,155,441
Other assets and liabilities, net	(3.97)			(3,364,115)

Total net assets	100.00%			$84,791,326

«	All or a portion of this security is on loan.

†	Non-income-earning security

(l)	Investment in an affiliate

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(v)	Security represents investment of cash collateral received from securities on loan.

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $74,460,065 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$24,415,295
Gross unrealized depreciation	(10,719,919)

Net unrealized appreciation	$13,695,376

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—December 31, 2012	Wells Fargo Advantage VT Index Asset Allocation Fund	25

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$82,591,231
In affiliated securities, at value (see cost below)	5,564,210

Total investments, at value (see cost below)	88,155,441
Receivable for Fund shares sold	2,457
Receivable for dividends and interest	315,857
Receivable for daily variation margin on open futures contracts	688,515
Receivable for securities lending income	847
Prepaid expenses and other assets	11,418

Total assets	89,174,535

Liabilities
Payable for Fund shares redeemed	38,149
Payable upon receipt of securities loaned	4,206,894
Advisory fee payable	27,225
Distribution fees payable	18,591
Due to other related parties	9,753
Accrued expenses and other liabilities	82,597

Total liabilities	4,383,209

Total net assets	$84,791,326

NET ASSETS CONSIST OF
Paid-in capital	$92,984,958
Undistributed net investment income	137,973
Accumulated net realized losses on investments	(25,365,858)
Net unrealized gains on investments	17,034,253

Total net assets	$84,791,326

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets – Class 2	$84,791,326
Shares outstanding – Class 2	6,295,789
Net asset value per share – Class 2	$13.47

Investments in unaffiliated securities (including securities on loan), at cost	$65,712,587

Investments in affiliated securities, at cost	$5,681,204

Total investments, at cost	$71,393,791

Securities on loan, at value	$4,179,545

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage VT Index Asset Allocation Fund	Statement of operations—year ended December 31, 2012

Investment income
Dividends*	$1,231,577
Interest	1,017,730
Securities lending income, net	16,721
Income from affiliated securities	22,056

Total investment income	2,288,084

Expenses
Advisory fee	488,423
Administration fees
Fund level	44,402
Class 2	71,044
Distribution fees
Class 2	222,011
Custody and accounting fees	44,642
Professional fees	33,588
Shareholder report expenses	70,890
Trustees’ fees and expenses	13,612
Other fees and expenses	15,120

Total expenses	1,003,732
Less: Fee waivers and/or expense reimbursements	(115,690)

Net expenses	888,042

Net investment income	1,400,042

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	3,367,075
Affiliated securities	(61,757)
Futures transactions	3,131,193

Net realized gains on investments	6,436,511

Net change in unrealized gains (losses) on:
Unaffiliated securities	3,203,658
Affiliated securities	214,525
Futures transactions	(216,367)

Net change in unrealized gains (losses) on investments	3,201,816

Net realized and unrealized gains (losses) on investments	9,638,327

Net increase in net assets resulting from operations	$11,038,369

* Net of foreign dividend withholding taxes in the amount of	$648

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage VT Index Asset Allocation Fund	27

	Year ended December 31, 2012		Year ended December 31, 2011

Operations
Net investment income		$1,400,042		$1,618,433
Net realized gains on investments		6,436,511		257,523
Net change in unrealized gains (losses) on investments		3,201,816		4,099,372

Net increase in net assets resulting from operations		11,038,369		5,975,328

Distributions to shareholders from
Net investment income – Class 2		(1,279,304)		(2,862,036)

	Shares		Shares
Capital share transactions
Proceeds from shares sold – Class 2	246,140	3,219,986	112,473	1,333,493
Reinvestment of distributions – Class 2	96,440	1,279,304	242,703	2,862,036
Payment for shares redeemed – Class 2	(1,443,157)	(18,869,318)	(1,742,779)	(20,852,107)

Net decrease in net assets resulting from capital share transactions		(14,370,028)		(16,656,578)

Total decrease in net assets		(4,610,963)		(13,543,286)

Net assets
Beginning of period		89,402,289		102,945,575

End of period		$84,791,326		$89,402,289

Undistributed net investment income		$137,973		$0

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage VT Index Asset Allocation Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2012	2011	2010[1]	2009	2008
Net asset value, beginning of period	$12.09	$11.72	$10.53	$9.31	$14.64
Net investment income	0.21	0.21	0.20	0.19	0.30
Net realized and unrealized gains (losses) on investments	1.36	0.54	1.18	1.22	(4.32)

Total from investment operations	1.57	0.75	1.38	1.41	(4.02)
Distributions to shareholders from
Net investment income	(0.19)	(0.38)	(0.19)	(0.19)	(0.30)
Net realized gains	0.00	0.00	0.00	0.00	(1.01)

Total distributions to shareholders	(0.19)	(0.38)	(0.19)	(0.19)	(1.31)
Net asset value, end of period	$13.47	$12.09	$11.72	$10.53	$9.31
Total return	13.03%	6.48%	13.29%	15.46%	(29.11)%
Ratios to average net assets (annualized)
Gross expenses	1.13%	1.06%	1.10%	1.07%	1.07%
Net expenses	1.00%	0.99%	1.00%	1.00%	1.00%
Net investment income	1.58%	1.70%	1.76%	2.01%	2.37%
Supplemental data
Portfolio turnover rate	8%	17%	25%	43%	21%
Net assets, end of period (000s omitted)	$84,791	$89,402	$102,946	$113,271	$125,958

1.	After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2 shares.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage VT Index Asset Allocation Fund	29

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage VT Index Asset Allocation Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange, except for The Nasdaq Stock Market, Inc. (“Nasdaq”), are valued at the official closing price or, if none, the last sales price. Securities listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, securities are valued at the last prior sales price. If no sales price is shown on the Nasdaq, the bid price will be used. If no sale occurs on the primary exchange or market for the security that day or if no sale occurs and no bid price is shown on Nasdaq, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices received from an independent pricing service which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Debt securities of sufficient credit quality acquired with maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

30	Wells Fargo Advantage VT Index Asset Allocation Fund	Notes to financial statements

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Futures contracts

The Fund may be subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Notes to financial statements	Wells Fargo Advantage VT Index Asset Allocation Fund	31

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At December 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$17,235	$(17,235)

As of December 31, 2012, the Fund had net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $17,436,089 with $13,711,522 expiring in 2016, $3,724,567 expiring in 2017.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investment in securities are not necessarily an indication of the risk associated with investing in those securities.

As of December 31, 2012, the inputs used in valuing investments in securities, which are carried at fair value, were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable Inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks	$50,318,855	$0	$0	$50,318,855
U.S. Treasury securities	30,489,091	0	0	30,489,091
Other	0	0	124,110	124,110
Short-term investments
Investment companies	730,594	4,172,814	0	4,903,408
U.S. Treasury securities	2,319,977	0	0	2,319,977
	$83,858,517	$4,172,814	$124,110	$88,155,441

Further details on the major security types listed above can be found in the Portfolio of Investments.

32	Wells Fargo Advantage VT Index Asset Allocation Fund	Notes to financial statements

As of December 31, 2012, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

Other financial instruments	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Futures contracts+	$272,603	$0	$0	$272,603
+	Futures contracts are presented at the unrealized gains or losses on the instrument.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended December 31, 2012, the Fund did not have any transfers into/out of Level 1 or Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase. For the year ended December 31, 2012, the advisory fee was equivalent to an annual rate of 0.55% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and, for Class 2 shares, a class level administration fee of 0.08% of its average daily net assets.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through April 30, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.00% for Class 2.

Distribution fees

The Trust has adopted a Distribution Plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases at cost		Sales proceeds
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$3,913,675	$2,985,032	$5,964,047	$9,801,499

6. DERIVATIVE TRANSACTIONS

During the year ended December 31, 2012, the Fund entered into futures contracts to gain market exposure to certain asset classes consistent with an active asset allocation strategy.

Notes to financial statements	Wells Fargo Advantage VT Index Asset Allocation Fund	33

At December 31, 2012, the Fund had long and short futures contracts outstanding as follows:

Expiration date	Contracts	Type	Contract value at December 31, 2012	Unrealized gains (losses)
3-14-2013	62 Long	S&P 500 Index	$22,011,550	$(15,779)
3-19-2013	2 Long	30-Year U.S. Treasury Bonds	295,000	(4,115)
3-19-2013	142 Short	30-Year U.S. Treasury Bonds	20,945,000	292,497

The Fund had average notional amounts of $24,206,447 and $21,813,939 in long and short futures contracts, respectively, during the year ended December 31, 2012.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows for the Fund:

	Asset derivatives			Liability derivatives
	Balance sheet location	Fair value		Balance sheet location	Fair value
Interest rate contracts	Net assets –Net unrealized gains on investments	$292,497	*	Net assets – Net unrealized gains on investments	$4,115	*
Equity contracts	Net assets – Net unrealized gains on investments	0	*	Net assets – Net unrealized gains on investments	15,779	*
		$292,497			$19,894

*	Amount represents cumulative unrealized gains (losses) on futures contracts. Only the variation margin as of December 31, 2012 is reported separately on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012 was as follows for the Fund:

	Amount of realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives
Interest rate contacts	$(1,061,734)	$234,437
Equity contracts	4,192,927	(450,804)
	$3,131,193	$(216,367)

7. BANK BORROWINGS

The Trust and the Wells Fargo Funds Trust (excluding the money market funds and certain other funds) are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended December 31, 2012, the Fund paid $163 in commitment fees.

For the year ended December 31, 2012, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $1,279,304 and $2,862,036 of ordinary income for the years ended December 31, 2012 and December 31, 2011, respectively.

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$137,973	$9,104,484	$(17,436,089)

34	Wells Fargo Advantage VT Index Asset Allocation Fund	Notes to financial statements

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

Report of independent registered public accounting firm	Wells Fargo Advantage VT Index Asset Allocation Fund	35

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage VT Index Asset Allocation Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage VT Index Asset Allocation Fund as of December 31, 2012, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 22, 2013

36	Wells Fargo Advantage VT Index Asset Allocation Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 68.08% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2012.

For the fiscal year ended December 31, 2012, 44.98% of the dividends distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage VT Index Asset Allocation Fund	37

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 140 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

38	Wells Fargo Advantage VT Index Asset Allocation Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director, General Counsel, and Vice Chair of The Tree Trust (non-profit corporation). Director and General Counsel of The American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officer

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 79 funds in the Fund Complex.
2.	The Statement of Additional Information includes additional information about the Trustees and is available,without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

List of abbreviations	Wells Fargo Advantage VT Index Asset Allocation Fund	39

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American depositary receipt
ADS	— American depositary shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
CR	— Custody receipts
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUF	— Hungarian forint
IBC	— Insured bond certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TCR	— Transferable custody receipts
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com . Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

214181 02-13 AVT2/AR148 12-12

Wells Fargo Advantage

VT International Equity Fund

Annual Report

December 31, 2012

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The views expressed and any forward-looking statements are as of December 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $217 billion in assets under management, as of December 31, 2012.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Income Fund	Short Duration Government Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term High Yield Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term Municipal Bond Fund
Core Bond Fund	International Bond Fund	Strategic Income Fund
Emerging Markets Local Bond Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Ultra Short-Term Income Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Wisconsin Tax-Free Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage VT International Equity Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Analysts began discussing the possibility of a crisis within the European banking system and its possible effect on other economies—worries that only subsided near the end of the reporting period.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage VT International Equity Fund for the 12-month period that ended December 31, 2012. Much of the period was marked by continued concerns about the possible effects that the ongoing European sovereign debt crisis would have on the global economy, though aggressive action by central banks eventually calmed investor concerns. Emerging markets stocks outperformed both developed market international stocks and U.S. large-cap stocks.

Macroeconomic optimism faded as debt worries resurfaced.

Toward the beginning of the 12-month period, global economic numbers supported the case for a gradual recovery. However, concerns about the eurozone sovereign debt situation soon returned to center stage as investors became increasingly concerned that Greece would default on its debt. Because many eurozone banks owned Greek debt and many U.S. banks had financial ties to eurozone banks, investors worried that a Greek default would result in another global financial crisis. Investors were also concerned that an economic slowdown in Europe might dampen economic growth in emerging economies, many of which rely upon Europe as an export market and as a source of funding.

In March 2012, the Greek government came to an agreement with its creditors, allowing it to write down the principal on most of its bonds in exchange for increased financial austerity. Yet, ongoing weakness in the Greek economy made it difficult for the country to meet its austerity targets. Even more worrisome, in May 2012, Spain nationalized Bankia, its fourth-largest bank, after it suffered heavy losses from property loans. The move refocused investor attention to the ongoing problems in southern Europe. Analysts began discussing the possibility of a crisis within the European banking system and its possible effect on other economies—worries that only subsided near the end of the reporting period.

Central banks continued to provide stimulus.

Major central banks, including the U.S. Federal Reserve Board (Fed) and the European Central Bank (ECB) continued to inject liquidity into the banks and the market through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively at zero in order to support the economy and financial system. After its September 2012 meeting, the FOMC announced its intention to keep interest rates low until at least mid-2015 and to make open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market.

At the beginning of the period, the ECB had a key rate of 1.50%, which it soon lowered twice in response to weakness in the southern European economies. A third cut in July 2012 put the ECB’s key rate at a historic low of 0.75%. A pledge by ECB President Mario Draghi to do “whatever it takes” to preserve the euro boosted investor confidence. In addition, the ECB announced in September 2012 that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout. The ECB’s aggressive actions eventually eased investor worries about a eurozone default.

Letter to shareholders (unaudited)	Wells Fargo Advantage VT International Equity Fund	3

Aggressive central bank actions helped support asset prices in both developed and emerging economies, even as the European economic picture remained unclear.

Foreign stocks posted only moderate gains in an eventful period.

Aggressive central bank actions helped support asset prices in both developed and emerging economies, even as the European economic picture remained unclear. Southern European countries such as Greece, Italy, and Spain continued to grapple with high debt levels, government austerity programs aimed at paying down the debt, and slower economic growth. Because southern European countries are a source of demand for exporters, even stronger, export-driven economies such as Germany were affected by southern Europe’s weakness. By contrast, the U.S. generally reported stronger gross domestic product growth numbers over the reporting period, with a continued high unemployment rate the main negative piece of U.S. economic data.

Within emerging markets, slowing industrial production in China, which relies upon Europe as a major export market, resulted in a stagnant stock market for commodity exporter Brazil, which in turn relies upon China. China’s stock market, however, outperformed after the country received new leaders in November 2012. Investors were hopeful that the new leadership would continue efforts to move China’s economy away from an export focus to more of a balance between exports and consumption.

International stocks, as measured by the MSCI EAFE® Index1, returned 13.55% for the 12-month period, and emerging markets stocks, as measured by the MSCI Emerging Markets Index2, returned 18.22%. U.S. large-cap stocks, as measured by the S&P 500 Index3, gained 16.00% for the 12-month period.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the European credit crisis remains unknown. Elevated unemployment and debt defaults continue to pressure consumers and businesses alike. In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps manage risk.

1.	The Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

2.	The Morgan Stanley Capital International Emerging Markets (MSCI Emerging Markets) Index is a free float-adjusted market capitalization index designed to measure the equity market performance in the global emerging markets. The index is currently composed of 21 emerging markets country indexes. You cannot invest directly in an index.

3.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage VT International Equity Fund	4

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

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6	Wells Fargo Advantage VT International Equity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Jeffrey Everett, CFA

Dale A. Winner, CFA

Average annual total returns1 (%) as of December 31, 2012

					Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[3]
Class 1	8-17-1998	13.68	(4.71)	7.29	0.98	0.70
Class 2	7-31-2002	13.48	(4.93)	7.03	1.23	0.95
MSCI ACWI Ex. USA Index (Net)[4,6]	–	16.83	(2.89)	9.74	–	–
MSCI EAFE Free Index (Net)[5,6]	–	17.32	(3.69)	8.21	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-222-8222. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If sales loads or charges had been reflected, performance would have been lower.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage VT International Equity Fund	7

Growth of $10,000 investment[7] as of December 31, 2012

1.	Performance shown for Class 2 shares prior to its inception reflects the performance of Class 1 shares, adjusted to reflect the higher expenses applicable to Class 2 shares. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen VA International Equity Fund. Effective July 16, 2010, the Fund changed its name from Wells Fargo Advantage VT International Core Fund to Wells Fargo Advantage VT International Equity Fund.

2.	Reflects the expense ratio as stated in the most recent prospectuses.

3.	The Adviser has committed through July 18, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.69% for Class 1 and 0.94% for Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Morgan Stanley Capital International All Country World Ex. USA (MSCI ACWI Ex. USA) Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the United States. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

5.	The Morgan Stanley Capital International Europe, Australasia, and Far East Free (MSCI EAFE Free) Index (Net) is an unmanaged group of securities widely regarded by investors to be representative of the stock markets of Europe, Australasia, and the Far East. MSCI Free Indexes (Net) are constructed to reflect investment opportunities for global investors to account for local market restrictions on stock ownership by international investors. You cannot invest directly in an index.

6.	The Fund has changed its benchmark from the MSCI EAFE Free Index (Net) to the MSCI ACWI Ex. USA Index (Net) because the Fund’s adviser believes that the MSCI ACWI Ex. USA Index (Net) is a more appropriate index in light of the Fund’s increased ability to invest in emerging markets.

7.	The chart compares the performance of Class 2 shares for the most recent ten years of the Fund with the MSCI ACWI Ex. USA Index (Net) and MSCI EAFE Free Index (Net). The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

8.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

9.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage VT International Equity Fund	Performance highlights (unaudited)

MANAGER'S DISCUSSION

Fund highlights

■	The Fund lagged its benchmark, the MSCI ACWI Ex. USA. Index (Net), for the 12-month period that ended December 31, 2012, largely due to positions within information technology (IT), financials, and industrials.

■	Sector allocations—which are the byproduct of our bottom-up stock selection—collectively detracted from relative results. The Fund has overweights in the industrials, consumer discretionary, and telecommunication services sectors at the expense of allocations in the financials, materials, and consumer staples sectors.

■	Stock selection also detracted. Although we saw positive performance within the materials, consumer discretionary, utilities, and telecommunication services sectors, those contributions were more than offset by holdings in the IT, financials, and industrials sectors.

In a volatile year, markets started and finished with surprising strength.

At the beginning of 2012, the MSCI ACWI Ex-U.S. Index (Net) return was boosted initially by hopes of economic recovery in Asia and economic stabilization in Europe after the launch of the bank liquidity support scheme by the European Central Bank (ECB) in late 2011. Initial optimism gave way to fears of a Greek exit from the eurozone in the second quarter and the risk of contagion across peripheral Europe via its fragile, interlinked banking system. However, positive statements and action from the ECB reassured investors, reducing fears of a eurozone breakup. Finally, in the fourth quarter of 2012, the market rallied in part on hopes of truly synchronized global central bank easing after a change of government in Japan.

Generally, the portfolio was underweight to Asia excluding Japan. Specific underweights in Australia and Taiwan detracted from returns relative to the benchmark. In Australia, we believed that the local market was dominated by fully valued banks that had already benefited from a long property and credit cycle and materials companies that, in our view, looked expensive when compared with regional peers. In Taiwan, we believed that valuations were generally not compelling and that cheaper opportunities existed in China. In Asia, we also experienced stock-specific underperformance at Taiwanese mobile handset company HTC Corporation, Chinese solar wafer manufacturer LDK Solar Company Limited, and Japanese gaming company Capcom Company Limited.

Ten largest equity holdings[8] (%) as of December 31, 2012
China Everbright Limited	3.01
Akzo Nobel NV	2.62
BP plc	2.50
Toyota Motor Corporation	2.49
Intesa Sanpaolo SpA	2.38
Vodafone Group plc ADR	2.33
Zurich Financial Services AG	2.32
Metro AG	2.30
ABB Limited	2.26
Volvo AB Class B	2.23

During 2012, we positioned the portfolio on the assumption that an adequate policy response would prevent a breakup of the eurozone, but that peripheral countries would experience severe recessions and that European markets would likely see spikes in volatility. We remained overweight to industrials firms with cheap valuations and high dividend yields but underweight to European financials on structural and regulatory concerns. The portfolio was generally overweight to Europe, with performance detractors coming from the underweight banks as well as several stock-specific issues. Despite relatively low bank valuations, we believed that bank returns on equity would be constrained by deleveraging, low economic growth, and increased regulation. We also experienced stock-specific problems at U.K. defense company Chemring Group plc, German retailer Metro AG, and U.K.-based asset manager Man Group plc.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage VT International Equity Fund	9

We remained underweight in emerging markets partly because of economic weakness in the U.S. and Europe, key sources of demand for emerging economies. We remained overweight in Japan because of what we saw as compelling valuation as the country continued to recover from the devastating 2011 earthquake and tsunami. Toward the end of the reporting period, a change of leadership in Japan caused weakness in the yen, providing a boost to the country’s exporters.

Sector distribution[9] as of December 31, 2012

Our outlook for 2013 is for low growth and low interest rates.

Our base case for the global economy is subdued growth in fiscally constrained developed market economies and a slow revival in emerging markets, driven primarily by China. Continued central bank intervention is likely to contain outside risks such as a breakup of the eurozone or another U.S. recession.

We remain overweight in Japan as we believe the country’s stock market is undervalued. The newly elected government has promised to put a greater focus on fiscal and quantitative stimulus via higher inflation targeting and more aggressive quantitative easing by the Bank of Japan. Such actions could weaken the yen, a positive for Japan’s exporters. In the Fund, we have exposure to companies that we believe are undervalued and whose earnings are highly sensitive to the yen.

We remain overweight in Europe, which remains out of favor because of investor concerns about sovereign debt levels and structural growth. However, we take comfort in the policy response, especially from the ECB, which we believe will help reduce the risk that any major country would exit the eurozone. We are positioned in undervalued European companies that we believe have growth catalysts from restructuring or exposure to emerging markets, as well as in stocks with high dividend yields.

We ended the year underweight in emerging markets, but this positioning is likely to change given their underperformance and what we believe are compelling valuations. Economic data seems to have stabilized in China, and synchronized quantitative easing by global central banks should assist the worldwide economic recovery. Consequently, we anticipate that our emerging markets weighting will increase over the next few months.

Please see footnotes on page 7.

10	Wells Fargo Advantage VT International Equity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2012	Ending account value 12-31-2012	Expenses paid during the period[1]	Net annual expense ratio
Class 1
Actual	$1,000.00	$1,132.07	$3.70	0.69%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	$3.51	0.69%
Class 2
Actual	$1,000.00	$1,130.08	$5.03	0.94%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.41	$4.77	0.94%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—December 31, 2012	Wells Fargo Advantage VT International Equity Fund	11

Security name	Shares	Value

Common Stocks: 94.34%

Argentina: 0.04%
IRSA Inversiones y Representaciones SA ADR (Financials, Real Estate Management & Development)	21,579	$150,406

Australia: 1.80%
BHP Billiton Limited (Materials, Metals & Mining)	156,408	6,106,235

Brazil: 0.89%
Cosan Limited Class A (Energy, Oil, Gas & Consumable Fuels) «	174,067	3,013,100

Canada: 4.47%
Barrick Gold Corporation (Materials, Metals & Mining)	95,154	3,330,916
Cenovus Energy Incorporated (Energy, Oil, Gas & Consumable Fuels)	136,171	4,567,175
Suncor Energy Incorporated (Energy, Oil, Gas & Consumable Fuels)	56,756	1,866,381
Valeant Pharmaceuticals International Incorporated (Health Care, Pharmaceuticals) «†	90,967	5,437,098

		15,201,570

China: 2.43%
AutoNavi Holdings Limited ADR (Information Technology, Software) †	104,951	1,191,194
Biostime International Holding Limited (Consumer Staples, Food Products) «	368,000	1,158,888
Industrial & Commercial Bank of China Class H (Financials, Commercial Banks)	5,547,000	4,003,693
Shenguan Holdings Group Limited (Consumer Staples, Food Products)	2,300,000	1,252,422
Xtep International Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	1,506,178	656,775

		8,262,972

Finland: 1.00%
Metso Oyj (Industrials, Machinery)	79,216	3,381,871

France: 1.65%
Total SA (Energy, Oil, Gas & Consumable Fuels)	107,950	5,616,953

Germany: 8.02%
Allianz AG (Financials, Insurance)	38,253	5,332,352
Bayer AG (Health Care, Pharmaceuticals)	57,674	5,499,898
Metro AG (Consumer Staples, Food & Staples Retailing)	281,453	7,819,132
SAP AG (Information Technology, Software)	25,173	2,024,227
Siemens AG (Industrials, Industrial Conglomerates)	60,278	6,591,435

		27,267,044

Hong Kong: 7.98%
China Everbright Limited (Financials, Capital Markets)	5,196,000	10,238,222
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	571,000	6,719,353
Hengdeli Holdings Limited (Consumer Discretionary, Specialty Retail)	14,977,103	5,493,932
Jardine Matheson Holdings Limited (Industrials, Industrial Conglomerates)	74,800	4,667,281

		27,118,788

Italy: 4.27%
ENI SpA (Energy, Oil, Gas & Consumable Fuels)	262,122	6,421,339
Intesa Sanpaolo SpA (Financials, Commercial Banks)	4,672,620	8,080,414

		14,501,753

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage VT International Equity Fund	Portfolio of investments—December 31, 2012

Security name	Shares	Value

Japan: 17.13%
Asahi Glass Company Limited (Industrials, Building Products) «	890,000	$6,498,419
Canon Incorporated (Information Technology, Office Electronics) «	180,500	6,996,131
Capcom Company Limited (Information Technology, Software)	285,600	4,366,402
Itochu Corporation (Industrials, Trading Companies & Distributors)	530,400	5,605,849
Mitsubishi UFJ Financial Group Incorporated (Financials, Commercial Banks)	1,169,600	6,328,838
Mitsui OSK Lines Limited (Industrials, Marine)	2,481,000	7,390,773
Nitto Denko Corporation (Materials, Chemicals)	95,982	4,726,983
Toyota Motor Corporation (Consumer Discretionary, Automobiles)	181,500	8,475,346
USS Company Limited (Consumer Discretionary, Specialty Retail)	35,490	3,695,556
Yamada Denki Company Limited (Consumer Discretionary, Specialty Retail) «	106,630	4,121,354

		58,205,651

Netherlands: 2.62%
Akzo Nobel NV (Materials, Chemicals)	134,733	8,918,886

Norway: 3.44%
Marine Harvest ASA (Consumer Staples, Food Products) †	6,375,218	5,938,912
Statoil ASA (Energy, Oil, Gas & Consumable Fuels)	228,054	5,748,010

		11,686,922

Russia: 1.60%
Mobile Telesystems ADR (Telecommunication Services, Wireless Telecommunication Services)	192,481	3,589,771
Sberbank of Russia (Financials, Commercial Banks)	591,243	1,843,142

		5,432,913

South Korea: 4.76%
Hana Financial Group Incorporated (Financials, Commercial Banks)	114,420	3,740,509
Samsung Electronics Company Limited GDR (Information Technology, Semiconductors & Semiconductor Equipment)	9,445	6,779,661
SK Telecom Company Limited (Telecommunication Services, Wireless Telecommunication Services)	39,629	5,650,388

		16,170,558

Sweden: 2.23%
Volvo AB Class B (Industrials, Machinery)	548,864	7,568,352

Switzerland: 8.80%
ABB Limited (Industrials, Electrical Equipment)	370,654	7,686,446
Compagnie Financiere Richemont SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	43,714	3,431,352
Novartis AG (Health Care, Pharmaceuticals)	118,887	7,510,480
Swatch Group AG Class B (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	6,655	3,374,778
Zurich Financial Services AG (Financials, Insurance)	29,442	7,889,218

		29,892,274

Taiwan: 1.20%
Taiwan Semiconductor Manufacturing Company Limited ADR (Information Technology, Semiconductors & Semiconductor Equipment)	237,670	4,078,417

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2012	Wells Fargo Advantage VT International Equity Fund	13

Security name		Shares	Value

United Kingdom: 15.75%
BP plc (Energy, Oil, Gas & Consumable Fuels)		1,223,128	$8,504,295
Capita plc (Industrials, Professional Services)		559,053	6,908,162
Chemring Group plc (Industrials, Aerospace & Defense)		1,177,726	4,392,608
Debenhams plc (Consumer Discretionary, Multiline Retail)		2,015,729	3,763,339
Man Group plc (Financials, Capital Markets)		3,893,987	5,340,592
Reckitt Benckiser Group plc (Consumer Staples, Household Products)		74,786	4,747,384
Smiths Group plc (Industrials, Industrial Conglomerates)		267,560	5,240,860
Vodafone Group plc ADR (Telecommunication Services, Wireless Telecommunication Services)		313,699	7,902,078
Wolseley plc (Industrials, Trading Companies & Distributors)		140,477	6,717,413

			53,516,731

United States: 4.26%
Apple Incorporated (Information Technology, Computers & Peripherals)		5,259	2,803,205
Bank of America Corporation (Financials, Diversified Financial Services)		258,913	3,003,391
KKR & Co. LP (Financials, Capital Markets)		182,546	2,780,176
QUALCOMM Incorporated (Information Technology, Communications Equipment)		94,748	5,876,270
			14,463,042

Total Common Stocks (Cost $302,023,210)			320,554,438

	Yield
Short-Term Investments: 8.01%

Investment Companies: 8.01%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (u)(l)	0.14%	14,186,974	14,186,974
Wells Fargo Securities Lending Cash Investments, LLC (u)(l)(r)(v)	0.20	13,044,069	13,044,069

Total Short-Term Investments (Cost $27,231,043)			27,231,043

Total investments in securities (Cost $329,254,253) *	102.35%	347,785,481
Other assets and liabilities, net	(2.35)	(7,991,526)

Total net assets	100.00%	$339,793,955

«	All or a portion of this security is on loan.

†	Non-income-earning security

(u)	Rate shown is the 7-day annualized yield at period end.

(l)	Investment in an affiliate

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposses is $330,342,053 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$31,295,904
Gross unrealized depreciation	(13,852,476)

Net unrealized appreciation	$17,443,428

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage VT International Equity Fund	Statement of assets and liabilities—December 31, 2012

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$320,554,438
In affiliated securities, at value (see cost below)	27,231,043

Total investments, at value (see cost below)	347,785,481
Foreign currency, at value (see cost below)	3,470,624
Receivable for Fund shares sold	581,946
Receivable for dividends	1,500,620
Receivable for securities lending income	19,639
Prepaid expenses and other assets	1,979

Total assets	353,360,289

Liabilities
Payable for Fund shares redeemed	167,909
Payable upon receipt of securities loaned	13,044,069
Advisory fee payable	145,320
Distribution fees payable	63,910
Due to other related parties	38,024
Accrued expenses and other liabilities	107,102

Total liabilities	13,566,334

Total net assets	$339,793,955

NET ASSETS CONSIST OF
Paid-in capital	$301,158,029
Undistributed net investment income	7,413,514
Accumulated net realized gains on investments	12,595,495
Net unrealized gains on investments	18,626,917

Total net assets	$339,793,955

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets – Class 1	$43,089,409
Shares outstanding – Class 1	8,725,882
Net asset value per share – Class 1	$4.94
Net assets – Class 2	$296,704,546
Shares outstanding – Class 2	59,872,145
Net asset value per share – Class 2	$4.96

Investments in unaffiliated securities (including securities on loan), at cost	$302,023,210

Investments in affiliated securities, at cost	$27,231,043

Total investments, at cost	$329,254,253

Securities on loan, at value	$12,553,355

Foreign currency, at cost	$3,458,967

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended December 31, 2012	Wells Fargo Advantage VT International Equity Fund	15

Investment income
Dividends *	$9,890,928
Securities lending income, net	554,214
Income from affiliated securities	25,201
Interest	135

Total investment income	10,470,478

Expenses
Advisory fee	2,339,162
Administration fees
Fund level	155,944
Class 1	35,024
Class 2	214,487
Distribution fees
Class 2	670,270
Custody and accounting fees	129,352
Professional fees	48,950
Shareholder report expenses	71,628
Trustees’ fees and expenses	12,304
Other fees and expenses	41,413

Total expenses	3,718,534
Less: Fee waivers and/or expense reimbursements	(896,235)

Net expenses	2,822,299

Net investment income	7,648,179

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) on:
Unaffiliated securities	17,675,279
Forward foreign currency contract transactions	(2,242)

Net realized gains on investments	17,673,037

Net change in unrealized gains (losses) on:
Unaffiliated securities	13,463,037
Forward foreign currency contract transactions	133,104

Net change in unrealized gains (losses) on investments	13,596,141

Net realized and unrealized gains (losses) on investments	31,269,178

Net increase in net assets resulting from operations	$38,917,357

* Net of foreign dividend withholding taxes in the amount of	$903,368

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage VT International Equity Fund	Statement of changes in net assets

	Year ended December 31, 2012		Year ended December 31, 2011

Operations
Net investment income		$7,648,179		$5,097,236
Net realized gains on investments		17,673,037		22,276,161
Net change in unrealized gains (losses) on investments		13,596,141		(65,432,308)

Net increase (decrease) in net assets resulting from operations		38,917,357		(38,058,911)

Distributions to shareholders from
Net investment income
Class 1		(710,713)		(366,876)
Class 2		(3,679,763)		(233,091)
Net realized gains
Class 1		(2,880,130)		(2,581,647)
Class 2		(18,350,536)		(9,844,118)

Total distributions to shareholders		(25,621,142)		(13,025,732)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	523,466	2,529,203	745,197	4,050,134
Class 2	12,377,052	61,174,208	13,140,189	69,270,290

		63,703,411		73,320,424

Reinvestment of distributions
Class 1	850,911	3,590,843	533,187	2,948,523
Class 2	5,195,825	22,030,299	1,815,713	10,077,209

		25,621,142		13,025,732

Payment for shares redeemed
Class 1	(2,295,613)	(10,998,255)	(3,400,121)	(18,259,790)
Class 2	(5,325,814)	(25,537,835)	(5,339,924)	(29,300,042)

		(36,536,090)		(47,559,832)

Net increase in net assets resulting from capital share transactions		52,788,463		38,786,324

Total increase (decrease) in net assets		66,084,678		(12,298,319)

Net assets
Beginning of period		273,709,277		286,007,596

End of period		$339,793,955		$273,709,277

Undistributed net investment income		$7,413,514		$4,511,173

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage VT International Equity Fund	17

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 1	2012	2011	2010[1]	2009[1]	2008[1]
Net asset value, beginning of period	$4.77	$5.75	$5.15	$4.64	$8.14
Net investment income	0.13 [2]	0.11 [2]	0.05 [2]	0.11 [2]	0.20 [2]
Net realized and unrealized gains (losses) on investments	0.45	(0.80)	0.78	0.55	(3.52)

Total from investment operations	0.58	(0.69)	0.83	0.66	(3.32)
Distributions to shareholders from
Net investment income	(0.08)	(0.04)	(0.05)	(0.15)	0.00
Net realized gains	(0.33)	(0.25)	(0.18)	0.00	(0.18)

Total distributions to shareholders	(0.41)	(0.29)	(0.23)	(0.15)	(0.18)
Net asset value, end of period	$4.94	$4.77	$5.75	$5.15	$4.64
Total return	13.68%	(12.79)%	16.79%	15.95%	(41.49)%
Ratios to average net assets (annualized)
Gross expenses	0.98%	0.97%	0.85%	0.68%	0.67%
Net expenses	0.69%	0.69%	0.66%	0.68%	0.67%
Net investment income	2.68%	2.06%	1.04%	2.31%	3.02%
Supplemental data
Portfolio turnover rate	140%	66%	60%	205%	127%
Net assets, end of period (000s omitted)	$43,089	$46,017	$67,659	$69,407	$71,286

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen VA International Equity Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class 1 of Evergreen VA International Equity Fund. The per share information has been adjusted to give effect to this transaction.

2.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage VT International Equity Fund	Financial highlights

	Year ended December 31
CLASS 2	2012	2011	2010[1]	2009[1]	2008[1]
Net asset value, beginning of period	$4.78	$5.74	$5.15	$4.64	$8.15
Net investment income	0.11	0.09 [2]	0.06 [2]	0.04 [2]	0.18 [2]
Net realized and unrealized gains (losses) on investments	0.47	(0.79)	0.75	0.62	(3.51)

Total from investment operations	0.58	(0.70)	0.81	0.66	(3.33)
Distributions to shareholders from
Net investment income	(0.07)	(0.01)	(0.04)	(0.15)	0.00
Net realized gains	(0.33)	(0.25)	(0.18)	0.00	(0.18)

Total distributions to shareholders	(0.40)	(0.26)	(0.22)	(0.15)	(0.18)
Net asset value, end of period	$4.96	$4.78	$5.74	$5.15	$4.64
Total return	13.48%	(12.91)%	16.50%	15.47%	(41.60)%
Ratios to average net assets (annualized)
Gross expenses	1.23%	1.22%	0.97%	0.89%	0.92%
Net expenses	0.94%	0.94%	0.89%	0.89%	0.92%
Net investment income	2.41%	1.75%	1.22%	0.70%	2.74%
Supplemental data
Portfolio turnover rate	140%	66%	60%	205%	127%
Net assets, end of period (000s omitted)	$296,705	$227,692	$218,348	$891,137	$56,692

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen VA International Equity Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class 2 of Evergreen VA International Equity Fund. The per share information has been adjusted to give effect to this transaction.

2	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage VT International Equity Fund	19

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage VT International Equity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange, except for The Nasdaq Stock Market, Inc. (“Nasdaq”), are valued at the official closing price or, if none, the last sales price. Securities listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, securities are valued at the last prior sales price. If no sales price is shown on the Nasdaq, the bid price will be used. If no sale occurs on the primary exchange or market for the security that day or if no sale occurs and no bid price is shown on Nasdaq, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the rates of exchange in effect on the day of valuation at a time specified by the Management Valuation Team of Wells Fargo Funds Management, LLC ("Funds Management").

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On December 31, 2012, fair value pricing was used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

20	Wells Fargo Advantage VT International Equity Fund	Notes to financial statements

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the rates of exchange at a time specified by the Management Valuation Team on the date of valuation. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Forward foreign currency contracts

The Fund may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains or losses on the contracts. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Notes to financial statements	Wells Fargo Advantage VT International Equity Fund	21

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to foreign currency transactions. At December 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$(355,362)	$355,362

As of December 31, 2012, the Fund had net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $3,336,320 expiring in 2017.

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

22	Wells Fargo Advantage VT International Equity Fund	Notes to financial statements
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of December 31, 2012, the inputs used in valuing investments in securities, which are carried at fair value, were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable Inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Equity securities
Common stocks	$53,982,184	$266,572,254	$0	$320,554,438

Short-term investments
Investment companies	14,186,974	13,044,069	0	27,231,043
	$68,169,158	$279,616,323	$0	$347,785,481

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.75% and declining to 0.60% as the average daily net assets of the Fund increase. For the year ended December 31, 2012, the advisory fee was equivalent to an annual rate of 0.75% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee of 0.08% which is calculated based on the average daily net assets of each class.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.69% for Class 1 and 0.94% for Class 2.

Distribution fees

The Trust has adopted a Distribution Plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

Notes to financial statements	Wells Fargo Advantage VT International Equity Fund	23

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2012 were $429,435,185 and $404,040,719, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended December 31, 2012, the Fund entered into forward foreign currency exchange contracts for economic hedging purposes.

As of December 31, 2012, the Fund did not have any open forward foreign currency contracts but had average contract amounts of $555,148 and $974,074 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended December 31, 2012.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

7. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds and certain other funds) are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended December 31, 2012, the Fund paid $670 in commitment fees.

For the year ended December 31, 2012, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 were as follows:

	Year ended December,
	2012	2011
Ordinary income	$4,390,476	$2,217,673
Long-term capital gain	21,230,666	10,808,059

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Capital loss carryforward
$7,423,172	$17,019,612	$17,539,117	($3,336,320)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

24	Wells Fargo Advantage VT International Equity Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage VT International Equity Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage VT International Equity Fund as of December 31, 2012, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 22, 2013

Other information (unaudited)	Wells Fargo Advantage VT International Equity Fund	25

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $21,230,666 was designated as long-term capital gain distributions for the fiscal year ended December 31, 2012.

Pursuant to Section 853 of the Internal Revenue Code, the following amounts have been designated as foreign taxes paid for the fiscal year ended December 31, 2012. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Creditable foreign taxes paid	Per share amount	Foreign income as % of ordinary income distributions
$391,031	$0.0057	96.60%

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26	Wells Fargo Advantage VT International Equity Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 140 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage VT International Equity Fund	27

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director, General Counsel, and Vice Chair of The Tree Trust (non-profit corporation). Director and General Counsel of The American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 79 funds in the Fund Complex.
2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

28	Wells Fargo Advantage VT International Equity Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American depositary receipt
ADS	— American depositary shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
CR	— Custody receipts
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUF	— Hungarian forint
IBC	— Insured bond certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TCR	— Transferable custody receipts
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com . Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

214182 02-13 AVT3/AR149 12-12

Wells Fargo Advantage

VT Intrinsic Value Fund

Annual Report

December 31, 2012

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $217 billion in assets under management, as of December 31, 2012.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short Duration Government Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term High Yield Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term Municipal Bond Fund
Core Bond Fund	International Bond Fund	Strategic Income Fund
Emerging Markets Local Bond Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Ultra Short-Term Income Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Wisconsin Tax-Free Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage VT Intrinsic Value Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Analysts began discussing the possibility of a crisis within the European banking system and its possible effect on the U.S. economy—worries that only subsided near the end of the reporting period.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage VT Intrinsic Value Fund for the 12-month period that ended December 31, 2012. Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effects that the ongoing European sovereign debt crisis would have on the global economy. Small-cap stocks modestly outperformed large-cap stocks during the period as investors bid up stocks with greater sensitivity to economic growth.

Macroeconomic optimism faded as global growth slowed and worries rose.

Prior to the 12-month period, global economic numbers supported the case for a gradual recovery. However, concerns about the eurozone sovereign debt situation soon returned to center stage as investors became increasingly concerned that Greece would default on its debt. Because many eurozone banks owned Greek debt and many U.S. banks had financial ties to eurozone banks, investors worried that a Greek default would result in another global financial crisis.

In March 2012, the Greek government came to an agreement with its creditors, allowing it to write down the principal on most of its bonds in exchange for increased financial austerity. Yet, ongoing weakness in the Greek economy made it difficult for the country to meet its austerity targets. Even more worrisome, in May 2012, Spain nationalized Bankia, its fourth-largest bank, after it suffered heavy losses from property loans. The move refocused investor attention to Spain’s weak economy and depressed property sector, and Spanish bond prices declined. Analysts began discussing the possibility of a crisis within the European banking system and its possible effect on the U.S. economy—worries that only subsided near the end of the reporting period.

Central banks continued to provide stimulus.

Major central banks, including the U.S. Federal Reserve Board (Fed) and the European Central Bank (ECB) continued to inject liquidity into the banks and the market through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively at zero in order to support the economy and the financial system. After its September 2012 meeting, the FOMC announced its intention to keep interest rates low until at least mid-2015 and to make open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market.

At the beginning of the period, the ECB had a key rate of 1.50%, which it soon lowered twice in response to weakness in the southern European economies. A third cut in July 2012 put the ECB’s key rate at a historic low of 0.75%. A pledge by ECB President Mario Draghi to do whatever it takes to preserve the euro boosted investor confidence. In addition, the ECB announced in September that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout. The ECB’s aggressive actions eventually eased investor worries about a eurozone default.

U.S. stocks gained as the U.S. economy reported relatively solid news.

For most of the period, U.S. economic data remained moderately positive. Reported gross domestic product (GDP) growth came in at a 2.0% annualized rate in the first quarter of 2012, slower than the pace in the fourth quarter of 2011 but in positive territory. Reported GDP growth slowed to a 1.3% annualized rate in the second quarter of 2012, only to reaccelerate to 3.1% annualized in the third quarter. Continued economic growth in the U.S. contrasted with the more

Letter to shareholders (unaudited)	Wells Fargo Advantage VT Intrinsic Value Fund	3

uncertain picture in Europe. The unemployment rate was a notable exception to generally positive U.S. economic news. Although the unemployment rate declined—from 8.3% in January 2012 to 7.8% in December 2012—at least part of the decline could be attributed to a decline in the labor force. (People are only counted as unemployed if they are officially looking for work.)

The relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for much of the reporting period. Toward the end of 2012, however, widespread uncertainty about the fiscal cliff—a combination of expiring tax breaks, tax increases, and spending cuts originally scheduled to take effect on January 1, 2013—dampened U.S. stock market performance. Small-cap stocks gained 16.35% for the period as measured by the Russell 2000® Index1, approximately in line with a 16.00% return for large-cap stocks as measured by the S&P 500 Index2 for the same period. Value stocks outperformed growth stocks across all market capitalizations, aided by continued strength in financials.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the European credit crisis remains unknown. Elevated unemployment and debt defaults continue to pressure consumers and businesses alike. In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps manage risk.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for much of the reporting period.

1.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

2.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

4	Wells Fargo Advantage VT Intrinsic Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Metropolitan West Capital Management, LLC

Portfolio managers

Gary Lisenbee

Jeffrey Peck

Average annual total returns1 (%) as of December 31, 2012

					Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[3]
Class 2	5-6-1996	19.47	(0.24)	5.93	1.18	1.01
Russell 1000® Value Index[4]	–	17.51	0.59	7.38	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-222-8222. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If sales loads or charges had been reflected, performance would have been lower.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT Intrinsic Value Fund	5

Growth of $10,000 investment[5] as of December 31, 2012

1.	Historical performance shown for Class 2 of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Wells Fargo Advantage VT Equity Income Fund.

2.	Reflects the expense ratio as stated in the most recent prospectus.

3.	The Adviser has committed through July 18, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.00% for Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

5.	The chart compares the performance of Class 2 shares for the most recent ten years of the Fund with the Russell 1000 Value Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

6.	Alpha measures the excess return of an investment vehicle, such as a mutual fund, relative to the return of its benchmark, given its level of risk (as measured by beta). Alpha is based on historical performance and does not represent future results.

7.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage VT Intrinsic Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	For the 12-month period that ended December 31, 2012, the Fund outperformed its benchmark, the Russell 1000® Value Index.

■	Stock selection in the information technology (IT), consumer discretionary, utilities, and health care sectors enhanced relative returns. An underweight in the worst-performing utilities sector contributed additional value, while an overweight in IT partially offset strong security selection in that sector. Stock selection in the industrials and telecommunication services sectors detracted from relative performance.

■	We believe the current environment favors our bottom-up, research-intensive stock selection process, which is based on the premise that we are acquiring the entirety of a business rather than just shares of stock. In effect, we view ourselves as partial owners of each one of the Fund’s holdings. Our research team therefore devotes the majority of its resources to building on our knowledge of these companies and monitoring their value drivers.

Ten largest equity holdings[7] (%) as of December 31, 2012
Time Warner Incorporated	3.23
Home Depot Incorporated	3.12
Nextera Energy Incorporated	3.12
CIGNA Corporation	2.99
Zions Bancorporation	2.96
Abbott Laboratories	2.94
Unilever NV	2.80
PepsiCo Incorporated	2.79
Oracle Corporation	2.67
EMC Corporation	2.66

Stock selection was the sole source of alpha6 during the 12-month period.

During the period, security selection in IT, consumer discretionary, utilities, and health care contributed to relative outperformance. An underweight in the worst-performing utilities sector further augmented relative performance, while an overweight in IT partially offset strong stock selection in that sector. (Sector weights are purely the result of our bottom-up stock selection process.) Top contributors across the portfolio included online commerce and payment provider eBay Incorporated and consumer electronics firm Apple Incorporated in IT; home improvement retailer The Home Depot Incorporated in the consumer discretionary sector;

electric power producer NextEra Energy Incorporated in

utilities; and diversified medical products company Baxter International Incorporated in health care.

On the negative side, stock selection in industrials and telecommunication services detracted from relative returns. An underweight to the second best-performing financials sector also subtracted value from relative performance; however, this was mostly offset by strong security selection in the sector. Primary detractors within the Fund included aircraft developer and manufacturer The Boeing Company in the industrials sector and mobile telecommunication services provider Vodafone Group plc in telecommunication services. We sold Vodafone in late 2012.

Some of the Fund’s non-U.S. holdings detracted value relative to the Russell 1000 Value Index over the past 12 months. However, we continue to maintain our global research perspective, which we believe allows us to better understand the companies in which we invest by providing context on their worldwide competitors, suppliers, and customers.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT Intrinsic Value Fund	7

Sector distribution[8] as of December 31, 2012

During the past 12 months, we added a few high-quality investments to the Fund’s holdings and divested a few positions according to our disciplined sale criteria.

Consistent with our long-term investment perspective, annual portfolio turnover remained less than 20%, and the Fund’s positioning relative to the benchmark shifted modestly. The Fund’s overweight in the consumer discretionary sector increased with new investments in automotive systems and components provider TRW Automotive Holdings Corporation, entertainment company The Walt Disney Company, and fine jewelry retailer Tiffany & Company. The increased allocation to this sector was moderated by sales of luxury designer Polo Ralph Lauren Corporation and specialty retailer

Nordstrom Inc. With the sale of mobile telecommunication services provider Vodafone, the Fund’s exposure to the telecommunication services sector was reduced to zero. The Fund’s underweight in the utilities sector narrowed with a new investment in public utility holding company Northeast Utilities and an addition to the existing position in NextEra Energy Incorporated; these moves were partially offset by the sale of integrated natural gas company Questar Corporation. Meanwhile, the Fund remained significantly overweight in IT and meaningfully underweight in financials.

We believe individual company fundamentals will ultimately determine security performance.

In 2012, investors were bombarded with news regarding the European debt crisis, the U.S. presidential election, new quantitative easing programs, and sluggish global economies. Toward the end of 2012, investors were in constant suspense regarding the outcome of the looming fiscal cliff. Peering over the cliff, investors saw: political machinations that seemed unsolvable, Federal Reserve meetings promising easy money, unemployment figures skewed by seasonal adjustments, lackluster gross domestic product growth around the globe, final retail sales not as strong as Black Friday indicated, and stock prices trading below their 50-day and 200-day moving averages. These visions affected investor sentiment to varying degrees, both positively and negatively, in the final months of 2012.

We think that when viewed over a three- to five-year time horizon, most of these issues will be resolved and individual company fundamentals will ultimately determine security performance. Notwithstanding the strong equity market performance over the past year, we continue to see value in the Fund’s portfolio of high-quality businesses. We believe these attractive valuation levels should provide some downside protection in volatile markets and enable us to continue to add value relative to relevant benchmarks over a complete market cycle.

Please see footnotes on page 5.

8	Wells Fargo Advantage VT Intrinsic Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2012	Ending account value 12-31-2012	Expenses paid during the period[1]	Net annual expense ratio
Class 2
Actual	$1,000.00	$1,079.13	$5.23	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.08	1.00%

1.	Expenses paid is equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—December 31, 2012	Wells Fargo Advantage VT Intrinsic Value Fund	9

Security name	Shares	Value

Common Stocks: 96.03%

Consumer Discretionary: 12.32%

Auto Components: 2.52%
TRW Automotive Holdings Corporation †	21,900	$1,174,059

Media: 5.79%
Time Warner Incorporated	31,400	1,501,862
Walt Disney Company	24,000	1,194,960

		2,696,822

Specialty Retail: 4.01%
Home Depot Incorporated	23,500	1,453,475
Tiffany & Company «	7,200	412,848

		1,866,323

Consumer Staples: 12.20%

Beverages: 5.02%
Diageo plc ADR «	8,900	1,037,562
PepsiCo Incorporated	19,000	1,300,170

		2,337,732

Food Products: 7.18%
H.J. Heinz Company «	17,800	1,026,704
The Hershey Company «	14,000	1,011,080
Unilever NV «	34,000	1,302,200

		3,339,984

Energy: 8.36%

Energy Equipment & Services: 1.89%
Schlumberger Limited	12,700	879,983

Oil, Gas & Consumable Fuels: 6.47%
Hess Corporation	20,900	1,106,864
Occidental Petroleum Corporation	16,000	1,225,760
QEP Resources Incorporated	22,500	681,075

		3,013,699

Financials: 17.24%

Capital Markets: 7.10%
Charles Schwab Corporation	80,600	1,157,416
Franklin Resources Incorporated	7,900	993,030
Northern Trust Corporation «	23,000	1,153,680

		3,304,126

Commercial Banks: 7.61%
M&T Bank Corporation «	10,500	1,033,935
SunTrust Banks Incorporated	40,000	1,134,000
Zions Bancorporation «	64,390	1,377,946

		3,545,881

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage VT Intrinsic Value Fund	Portfolio of investments—December 31, 2012

Security name	Shares	Value

Diversified Financial Services: 2.53%
JPMorgan Chase & Company	26,800	$1,178,396

Health Care: 9.52%

Health Care Equipment & Supplies: 2.52%
Baxter International Incorporated	17,600	1,173,216

Health Care Providers & Services: 2.99%
CIGNA Corporation	26,000	1,389,960

Pharmaceuticals: 4.01%
Abbott Laboratories	20,900	1,368,950
Hospira Incorporated †	16,000	499,840

		1,868,790

Industrials: 11.93%

Aerospace & Defense: 5.76%
Boeing Company	14,100	1,062,576
Huntington Ingalls Industries Incorporated	10,400	450,736
Northrop Grumman Corporation «	17,300	1,169,134

		2,682,446

Air Freight & Logistics: 2.20%
United Parcel Service Incorporated Class B	13,900	1,024,847

Machinery: 3.97%
Deere & Company	11,800	1,019,756
SPX Corporation	11,800	827,770

		1,847,526

Information Technology: 18.57%

Communications Equipment: 2.13%
QUALCOMM Incorporated	16,000	992,320

Computers & Peripherals: 5.12%
Apple Incorporated	2,150	1,146,015
EMC Corporation †	48,900	1,237,170

		2,383,185

Internet Software & Services: 1.75%
eBay Incorporated †	16,000	816,320

IT Services: 2.61%
International Business Machines Corporation	6,350	1,216,343

Semiconductors & Semiconductor Equipment: 1.71%
Texas Instruments Incorporated	25,700	795,158

Software: 5.25%
Intuit Incorporated	20,200	1,201,900
Oracle Corporation	37,300	1,242,836

		2,444,736

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2012	Wells Fargo Advantage VT Intrinsic Value Fund	11

Security name		Shares	Value

Materials: 1.76%

Chemicals: 1.76%
Air Products & Chemicals Incorporated		9,770	$820,874

Utilities: 4.13%

Electric Utilities: 4.13%
Nextera Energy Incorporated		21,000	1,452,990
Northeast Utilities «		12,000	468,960

			1,921,950

Total Common Stocks (Cost $36,263,325)			44,714,676

		Principal

Other: 0.02%
Gryphon Funding Limited, Pass-Through Entity (a)(i)(v)		$30,452	10,049

Total Other (Cost $2,759)			10,049

	Yield	Shares
Short-Term Investments: 19.95%

Investment Companies: 19.95%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.14%	1,654,360	1,654,360
Wells Fargo Securities Lending Cash Investments, LLC (v)(r)(l)(u)	0.20	7,634,541	7,634,541

Total Short-Term Investments (Cost $9,288,901)			9,288,901

Total investments in securities (Cost $45,554,985) *	116.00%	54,013,626
Other assets and liabilities, net	(16.00)	(7,450,582)

Total net assets	100.00%	$46,563,044

†	Non-income-earning security

«	All or a portion of this security is on loan.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $45,620,781 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$9,195,104
Gross unrealized depreciation	(802,259)

Net unrealized appreciation	$8,392,845

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage VT Intrinsic Value Fund	Statement of assets and liabilities—December 31, 2012

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$44,724,725
In affiliated securities, at value (see cost below)	9,288,901

Total investments, at value (see cost below)	54,013,626
Receivable for investments sold	253,903
Receivable for Fund shares sold	1,600
Receivable for dividends	54,267
Receivable for securities lending income	770
Prepaid expenses and other assets	955

Total assets	54,325,121

Liabilities
Payable for Fund shares redeemed	30,925
Payable upon receipt of securities loaned	7,637,300
Advisory fee payable	16,189
Distribution fees payable	10,171
Due to other related parties	5,288
Accrued expenses and other liabilities	62,204

Total liabilities	7,762,077

Total net assets	$46,563,044

NET ASSETS CONSIST OF
Paid-in capital	$44,255,580
Undistributed net investment income	510,501
Accumulated net realized losses on investments	(6,661,678)
Net unrealized gains on investments	8,458,641

Total net assets	$46,563,044

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets – Class 2	$46,563,044
Shares outstanding – Class 2	3,181,697
Net asset value per share – Class 2	$14.63

Investments in unaffiliated securities (including securities on loan), at cost	$36,266,084

Investments in affiliated securities, at cost	$9,288,901

Total investments, at cost	$45,554,985

Securities on loan, at value	$7,536,358

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended December 31, 2012	Wells Fargo Advantage VT Intrinsic Value Fund	13

Investment income
Dividends *	$969,373
Securities lending income, net	11,617
Income from affiliated securities	3,062

Total investment income	984,052

Expenses
Advisory fee	261,233
Administration fees
Fund level	23,749
Class 2	37,998
Distribution fees
Class 2	118,742
Custody and accounting fees	8,965
Professional fees	41,413
Shareholder report expenses	34,438
Trustees’ fees and expenses	11,337
Other fees and expenses	2,518

Total expenses	540,393
Less: Fee waivers and/or expense reimbursements	(65,423)

Net expenses	474,970

Net investment income	509,082

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	4,170,986
Net change in unrealized gains (losses) on investments	3,804,036

Net realized and unrealized gains (losses) on investments	7,975,022

Net increase in net assets resulting from operations	$8,484,104

* Net of foreign dividend withholding taxes in the amount of	$6,046

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage VT Intrinsic Value Fund	Statement of changes in net assets

	Year ended December 31, 2012		Year ended December 31, 2011

Operations
Net investment income		$509,082		$637,465
Net realized gains on investments		4,170,986		1,243,561
Net change in unrealized gains (losses) on investments		3,804,036		(2,810,230)

Net increase (decrease) in net assets resulting from operations		8,484,104		(929,204)

Distributions to shareholders from
Net investment income – Class 2		(637,443)		(287,742)

	Shares		Shares

Capital share transactions
Proceeds from shares sold – Class 2	137,805	1,899,069	404,649	5,353,142
Reinvestment of distributions – Class 2	48,255	637,443	21,619	287,742
Payment for shares redeemed – Class 2	(730,691)	(10,104,674)	(1,311,539)	(16,971,260)

Net decrease in net assets resulting from capital share transactions		(7,568,162)		(11,330,376)

Total increase (decrease) in net assets		278,499		(12,547,322)

Net assets
Beginning of period		46,284,545		58,831,867

End of period		$46,563,044		$46,284,545

Undistributed net investment income		$510,501		$637,451

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage VT Intrinsic Value Fund	15

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2012	2011	2010[1,2]	2009[2]	2008[2]
Net asset value, beginning of period	$12.42	$12.76	$11.31	$9.88	$18.74
Net investment income	0.18	0.18	0.16	0.19	0.30
Net realized and unrealized gains (losses) on investments	2.22	(0.45)	1.39	1.44	(6.46)

Total from investment operations	2.40	(0.27)	1.55	1.63	(6.16)
Distributions to shareholders from
Net investment income	(0.19)	(0.07)	(0.10)	(0.20)	(0.28)
Net realized gains	0.00	0.00	0.00	0.00	(2.42)

Total distributions to shareholders	(0.19)	(0.07)	(0.10)	(0.20)	(2.70)
Net asset value, end of period	$14.63	$12.42	$12.76	$11.31	$9.88
Total return	19.47%	(2.15)%	13.83%	16.86%	(36.47)%
Ratios to average net assets (annualized)
Gross expenses	1.14%	1.17%	1.10%	1.18%	1.15%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.07%	1.17%	1.29%	1.94%	1.95%
Supplemental data
Portfolio turnover rate	22%	26%	72%	16%	9%
Net assets, end of period (000s omitted)	$46,563	$46,285	$58,832	$54,441	$43,452

1.	After the close of business on July 16, 2010, existing shares of Wells Fargo Advantage VT Equity Income Fund were renamed Class 2 shares.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Wells Fargo Advantage VT Equity Income Fund and Wells Fargo Advantage VT C&B Large Cap Value Fund. Wells Fargo Advantage VT Equity Income Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Wells Fargo Advantage VT Equity Income Fund.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage VT Intrinsic Value Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage VT Intrinsic Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange, except for The Nasdaq Stock Market, Inc. (“Nasdaq”), are valued at the official closing price or, if none, the last sales price. Securities listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, securities are valued at the last prior sales price. If no sales price is shown on the Nasdaq, the bid price will be used. If no sale occurs on the primary exchange or market for the security that day or if no sale occurs and no bid price is shown on Nasdaq, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Notes to financial statements	Wells Fargo Advantage VT Intrinsic Value Fund	17

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At December 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$1,411	$(1,411)

As of December 31, 2012, the Fund had net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $6,595,880 with $2,611,727 expiring in 2016, $3,984,153 expiring in 2017.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

18	Wells Fargo Advantage VT Intrinsic Value Fund	Notes to financial statements

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of December 31, 2012, the inputs used in valuing investments in securities, which are carried at fair value, were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Equity securities
Common stocks	$44,714,676	$0	$0	$44,714,676

Other	0	0	10,049	10,049

Short-term investments
Investment companies	1,654,360	7,634,541	0	9,288,901
	$46,369,036	$7,634,541	$10,049	$54,013,626

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended December 31, 2012, the Fund did not have any transfers into/out of Level 1 or Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase. For the year ended December 31, 2012, the advisory fee was equivalent to an annual rate of 0.55% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Metropolitan West Capital Management, LLC, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and, for Class 2 shares, a class level administration fee of 0.08% of its average daily net assets.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.00% for Class 2.

Distribution fees

The Trust has adopted a Distribution Plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2012 were $10,078,138 and $17,873,982, respectively.

Notes to financial statements	Wells Fargo Advantage VT Intrinsic Value Fund	19

6. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds and certain other funds) are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended December 31, 2012, the Fund paid $86 in commitment fees.

For the year ended December 31, 2012, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $637,443 and $287,742 of ordinary income for the years ended December 31, 2012 and December 31, 2011, respectively.

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$510,499	$8,392,845	$(6,595,880)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

20	Wells Fargo Advantage VT Intrinsic Value Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage VT Intrinsic Value Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage VT Intrinsic Value Fund as of December 31, 2012, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 22, 2013

Other information (unaudited)	Wells Fargo Advantage VT Intrinsic Value Fund	21

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2012.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22	Wells Fargo Advantage VT Intrinsic Value Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 140 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage VT Intrinsic Value Fund	23

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director, General Counsel, and Vice Chair of The Tree Trust (non-profit corporation). Director and General Counsel of The American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officer

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 79 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

24	Wells Fargo Advantage VT Intrinsic Value Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American depositary receipt
ADS	— American depositary shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
CR	— Custody receipts
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUF	— Hungarian forint
IBC	— Insured bond certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TCR	— Transferable custody receipts
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com . Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

214183 02-13 AVT4/AR150 12-12

Wells Fargo Advantage

VT Omega Growth Fund

Annual Report

December 31, 2012

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $217 billion in assets under management, as of December 31, 2012.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short Duration Government Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term High Yield Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term Municipal Bond Fund
Core Bond Fund	International Bond Fund	Strategic Income Fund
Emerging Markets Local Bond Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Ultra Short-Term Income Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Wisconsin Tax-Free Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage VT Omega Growth Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Analysts began discussing the possibility of a crisis within the European banking system and its possible effect on the U.S. economy—worries that only subsided near the end of the reporting period.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage VT Omega Growth Fund for the 12-month period that ended December 31, 2012. Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effects that the ongoing European sovereign debt crisis would have on the global economy. Small-cap stocks modestly outperformed large-cap stocks during the period as investors bid up stocks with greater sensitivity to economic growth.

Macroeconomic optimism faded as global growth slowed and worries rose.

Prior to the 12-month period, global economic numbers supported the case for a gradual recovery. However, concerns about the eurozone sovereign debt situation soon returned to center stage as investors became increasingly concerned that Greece would default on its debt. Because many eurozone banks owned Greek debt and many U.S. banks had financial ties to eurozone banks, investors worried that a Greek default would result in another global financial crisis.

In March 2012, the Greek government came to an agreement with its creditors, allowing it to write down the principal on most of its bonds in exchange for increased financial austerity. Yet, ongoing weakness in the Greek economy made it difficult for the country to meet its austerity targets. Even more worrisome, in May 2012, Spain nationalized Bankia, its fourth-largest bank, after it suffered heavy losses from property loans. The move refocused investor attention to Spain’s weak economy and depressed property sector, and Spanish bond prices declined. Analysts began discussing the possibility of a crisis within the European banking system and its possible effect on the U.S. economy—worries that only subsided near the end of the reporting period.

Central banks continued to provide stimulus.

Major central banks, including the U.S. Federal Reserve Board (Fed) and the European Central Bank (ECB) continued to inject liquidity into the banks and the market through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively at zero in order to support the economy and the financial system. After its September 2012 meeting, the FOMC announced its intention to keep interest rates low until at least mid-2015 and to make open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market.

At the beginning of the period, the ECB had a key rate of 1.50%, which it soon lowered twice in response to weakness in the southern European economies. A third cut in July 2012 put the ECB’s key rate at a historic low of 0.75%. A pledge by ECB President Mario Draghi to do whatever it takes to preserve the euro boosted investor confidence. In addition, the ECB announced in September that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout. The ECB’s aggressive actions eventually eased investor worries about a eurozone default.

U.S. stocks gained as the U.S. economy reported relatively solid news.

For most of the period, U.S. economic data remained moderately positive. Reported gross domestic product (GDP) growth came in at a 2.0% annualized rate in the first quarter of 2012, slower than the pace in the fourth quarter of 2011 but in positive territory. Reported GDP growth slowed to a 1.3% annualized rate in the second quarter of 2012, only to reaccelerate to 3.1% annualized in the third quarter. Continued economic growth in the U.S. contrasted with the more

Letter to shareholders (unaudited)	Wells Fargo Advantage VT Omega Growth Fund	3

uncertain picture in Europe. The unemployment rate was a notable exception to generally positive U.S. economic news. Although the unemployment rate declined—from 8.3% in January 2012 to 7.8% in December 2012—at least part of the decline could be attributed to a decline in the labor force. (People are only counted as unemployed if they are officially looking for work.)

The relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for much of the reporting period. Toward the end of 2012, however, widespread uncertainty about the fiscal cliff—a combination of expiring tax breaks, tax increases, and spending cuts originally scheduled to take effect on January 1, 2013—dampened U.S. stock market performance. Small-cap stocks gained 16.35% for the period as measured by the Russell 2000® Index1 approximately in line with a 16.00% return for large-cap stocks as measured by the S&P 500 Index2 for the same period. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index. . Value stocks outperformed growth stocks across all market capitalizations, aided by continued strength in financials.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the European credit crisis remains unknown. Elevated unemployment and debt defaults continue to pressure consumers and businesses alike. In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps manage risk.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for much of the reporting period.

1.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

2.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

4	Wells Fargo Advantage VT Omega Growth Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Thomas J. Pence, CFA

Michael T. Smith, CFA

Average annual total returns1 (%) as of December 31, 2012

					Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[3]
Class 1	3-6-1997	20.76	7.49	10.26	0.80	0.75
Class 2	7-31-2002	20.39	7.21	9.97	1.05	1.00
Russell 3000® Growth Index[4]	–	15.21	3.15	7.69	–	–
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-222-8222. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If sales loads or charges had been reflected, performance would have been lower.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT Omega Growth Fund	5

Growth of $10,000 investment[5] as of December 31, 2012

1.	Performance shown for Class 2 shares prior to its inception reflects the performance of Class 1 shares, adjusted to reflect the higher expenses applicable to Class 2 shares. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen VA Omega Fund.

2.	Reflects the expense ratio as stated in the most recent prospectuses.

3.	The Adviser has committed through July 18, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth Index or the Russell 2000® Growth Index. You cannot invest directly in an index.

5.	The chart compares the performance of Class 2 shares for the most recent ten years of the Fund with the Russell 3000 Growth Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage VT Omega Growth Fund	Performance highlights (unaudited)

MANAGER'S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, the Russell 3000® Growth Index, for the 12-month period that ended December 31, 2012.

■	Stock selection primarily in the information technology (IT), consumer discretionary, and telecommunication services sectors was additive to performance during the period. Stock selection in the health care sector provided the most significant headwind for relative performance.

■	Equity prices ebbed and flowed with a risk-on/risk-off mentality throughout the year, driven largely by investors’ reactions to the news flow out of Europe, U.S. political and fiscal uncertainty, and choppy economic data both domestically and in China.

■	While the current macroeconomic environment continues to challenge bottom-up stock pickers, we remain committed to our fundamental surround the company research process and to maintaining an appropriate balance between risk and return.

2012 was defined by a volatile market environment.

The clouds of uncertainty that lingered over the U.S. equity market in 2011 appeared to disperse early in 2012 as the year began with a sharply positive first quarter. As the year progressed, however, a familiar pattern began to emerge as the market once again displayed a volatile mentality. Investor risk tolerances and, consequently, equity returns varied significantly from quarter to quarter during the year. Europe’s continued struggles with crippling debt, U.S. political and fiscal uncertainty, and choppy economic data both domestically and in China were among the chief drivers of this volatility. Although the equity market was quite volatile in 2012, it was not irrational. Secular earnings growth was handsomely rewarded, and double-digit returns were visible across major equity indexes.

Ten largest equity holdings[6] (%) as of December 31, 2012
Apple Incorporated	6.72
Google Incorporated Class A	3.28
Kansas City Southern	2.85
Visa Incorporated Class A	2.84
eBay Incorporated	2.65
Monsanto Company	2.32
Gilead Sciences Incorporated	2.02
Precision Castparts Corporation	1.96
Dollar General Corporation	1.93
SBA Communications Corporation Class A	1.89

Effective stock selection enabled the Fund to outperform its benchmark.

Effective security selection in the IT sector was additive to returns in 2012. Apple Incorporated posted a very strong annual return, making it one of the largest contributors to the Fund’s performance. We had a larger weight, relative to the benchmark, in the stock early during the year, as we felt investors did not appreciate the company’s ability to gain market share in smartphones and tablets as well as personal computers. We trimmed our position later in the year as future growth catalysts were called into question. Additionally within the sector, our conviction in the transformation of eBay Incorporated was rewarded in 2012. Finally, as internet-connected devices are expected to grow nearly 40% annually over the next few years, the need for data storage and analysis has, and will continue to, grow briskly. Benefiting from this growth expectation, shares of CommVault Systems Incorporated performed well in 2012.

Positioning in the consumer discretionary space is currently biased toward companies with strong global brands, especially those with the ability to gain market share and increase the number or size of their stores lululemon athletica Incorporated is one example of a company that exhibits these characteristics. The company is a specialty retailer of high-end athletic apparel and has the unique position of controlling the development, distribution, and marketing of its brand.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT Omega Growth Fund	7

Security selection within the health care sector weighed on the Fund’s relative returns in 2012. Managed care provider Humana Incorporated proved to be the largest detractor within the sector, and pharmaceutical company Shire plc was a large detractor as well. Within the consumer staples sector, Monster Beverage Corporation detracted from returns as it underperformed due to increased regulatory scrutiny, prompting us to sell the stock in lieu of better opportunities.

Sector distribution[7] as of December 31, 2012

We are optimistic about U.S. equities in 2013 but remain diligent in our investment approach in order to help mitigate outstanding risks and uncertainty.

There are a number of reasons we remain squarely constructive on the U.S. equity market as we enter 2013. Valuations are compelling, the housing market is clearly rebounding, and monetary policies remain highly accommodative. The market, however, is not without risks. Long-term solutions to structural deficits, fiscal drag, political stalemates, and high unemployment are still elusive. This macro uncertainty, coupled with lackluster economic growth and tepid levels of business spending, force us to remain cautious about risks that could affect the Fund.

We attempt to mitigate this uncertainty by constructing a portfolio that thoughtfully balances risk and return. As was the case for most of 2012, our investments remain skewed toward higher-quality core holdings. A number of encouraging signs, however, give us the confidence to barbell portfolios with developing situations. Ultimately, the Fund primarily consists of holdings with the following traits: companies with superior earnings growth that is driven by secular growing end markets, companies investing in true empowering innovation that will drive long-term returns, and companies with abundant free cash flow that allows for financial flexibility.

Uncertainty with the global macro environment is high, but we remain confident in the current execution of our investment process and the positive company-specific fundamentals we are able to uncover. This unwavering dedication to a durable, institutional investment process allowed the Fund to outperform in 2012.

Please see footnotes on page 5.

8	Wells Fargo Advantage VT Omega Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2012	Ending account value 12-31-2012	Expenses paid during the period[1]	Net annual expense ratio
Class 1
Actual	$1,000.00	$1,068.23	$3.90	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.81	0.75%
Class 2
Actual	$1,000.00	$1,066.76	$5.20	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.08	1.00%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—December 31, 2012	Wells Fargo Advantage VT Omega Growth Fund	9

Security name	Shares	Value

Common Stocks: 100.65%

Consumer Discretionary: 22.88%

Auto Components: 1.56%
Delphi Automotive plc †	45,220	$1,729,665

Automobiles: 1.08%
Tesla Motors Incorporated «†	35,200	1,192,224

Hotels, Restaurants & Leisure: 1.54%
Starbucks Corporation	31,847	1,707,636

Internet & Catalog Retail: 2.59%
Amazon.com Incorporated †	5,200	1,305,928
Expedia Incorporated	11,100	682,095
Priceline.com Incorporated †	1,400	869,680

		2,857,703

Media: 5.24%
CBS Corporation Class B	31,650	1,204,283
Discovery Communications Incorporated †	24,446	1,430,091
Liberty Media Corporation †	13,388	1,553,142
Virgin Media Incorporated «	43,600	1,602,300

		5,789,816

Multiline Retail: 3.14%
Dollar General Corporation †	48,295	2,129,327
Nordstrom Incorporated	25,000	1,337,500

		3,466,827

Specialty Retail: 5.60%
GNC Holdings Incorporated Class A «	46,300	1,540,864
Limited Brands Incorporated «	43,955	2,068,522
TJX Companies Incorporated	38,900	1,651,305
Ulta Salon Cosmetics & Fragrance Incorporated	9,375	921,188

		6,181,879

Textiles, Apparel & Luxury Goods: 2.13%
lululemon athletica incorporated «†	15,985	1,218,537
Under Armour Incorporated Class A «†	23,300	1,130,749

		2,349,286

Consumer Staples: 4.83%

Beverages: 1.09%
Constellation Brands Incorporated Class A †	34,000	1,203,260

Food & Staples Retailing: 1.71%
Whole Foods Market Incorporated	20,700	1,890,531

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage VT Omega Growth Fund	Portfolio of investments—December 31, 2012

Security name	Shares	Value

Food Products: 2.03%
Boulder Brands Incorporated «†	63,700	$821,730
The Hershey Company	19,600	1,415,512

		2,237,242

Energy: 3.52%

Energy Equipment & Services: 1.01%
Schlumberger Limited	16,140	1,118,341

Oil, Gas & Consumable Fuels: 2.51%
Pioneer Natural Resources Company	13,175	1,404,323
The Williams Companies Incorporated	41,670	1,364,276

		2,768,599

Financials: 3.98%

Capital Markets: 1.18%
Affiliated Managers Group Incorporated †	9,999	1,301,370

Consumer Finance: 1.27%
Capital One Financial Corporation	24,215	1,402,775

Real Estate Management & Development: 1.53%
CBRE Group Incorporated †	84,790	1,687,321

Health Care: 14.73%

Biotechnology: 6.40%
Alexion Pharmaceuticals Incorporated †	14,092	1,321,971
BioMarin Pharmaceutical Incorporated «†	22,325	1,099,506
Celgene Corporation †	19,000	1,495,680
Cubist Pharmaceuticals Incorporated «†	21,800	916,908
Gilead Sciences Incorporated †	30,380	2,231,411

		7,065,476

Health Care Equipment & Supplies: 1.33%
Intuitive Surgical Incorporated †	3,000	1,471,110

Health Care Providers & Services: 2.08%
Team Health Holdings Incorporated †	33,100	952,287
UnitedHealth Group Incorporated	24,700	1,339,728

		2,292,015

Health Care Technology: 1.07%
Cerner Corporation «†	15,250	1,184,010

Pharmaceuticals: 3.85%
Abbott Laboratories	21,975	1,439,363
Allergan Incorporated	17,300	1,586,929
Sanofi-Aventis ADR	25,900	1,227,142

		4,253,434

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2012	Wells Fargo Advantage VT Omega Growth Fund	11

Security name	Shares	Value

Industrials: 12.35%

Aerospace & Defense: 3.41%
Precision Castparts Corporation	11,400	$2,159,388
TransDigm Group Incorporated	11,780	1,606,321

		3,765,709

Airlines: 1.57%
Copa Holdings SA Class A	17,400	1,730,430

Machinery: 1.56%
Cummins Incorporated	15,964	1,729,699

Professional Services: 1.44%
Verisk Analytics Incorporated Class A †	31,100	1,586,100

Road & Rail: 4.37%
Hertz Global Holdings Incorporated «†	103,100	1,677,437
Kansas City Southern	37,675	3,145,109

		4,822,546

Information Technology: 30.73%

Communications Equipment: 1.41%
QUALCOMM Incorporated	25,170	1,561,043

Computers & Peripherals: 7.58%
Apple Incorporated	13,930	7,425,106
Stratasys Limited †	11,800	945,770

		8,370,876

Internet Software & Services: 9.93%
eBay Incorporated †	57,450	2,931,099
ExactTarget Incorporated «†	40,396	807,920
Google Incorporated Class A †	5,100	3,617,787
LinkedIn Corporation †	12,500	1,435,250
Mercadolibre Incorporated «	16,300	1,280,691
Rackspace Hosting Incorporated «†	12,000	891,240

		10,963,987

IT Services: 3.34%
Teradata Corporation †	9,000	557,010
Visa Incorporated Class A	20,690	3,136,190

		3,693,200

Semiconductors & Semiconductor Equipment: 1.18%
Broadcom Corporation Class A	39,200	1,301,832

Software: 7.29%
Broadsoft Incorporated †	32,689	1,187,591
CommVault Systems Incorporated †	20,300	1,415,113
Fortinet Incorporated †	55,856	1,176,886
Red Hat Incorporated †	16,900	895,024

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage VT Omega Growth Fund	Portfolio of investments—December 31, 2012

Security name		Shares	Value

Software (continued)
Salesforce.com Incorporated «†		9,600	$1,613,760
VMware Incorporated «†		18,700	1,760,418

			8,048,792

Materials: 3.95%

Chemicals: 3.95%
Airgas Incorporated «		19,700	1,798,413
Monsanto Company		27,115	2,566,435

			4,364,848

Telecommunication Services: 3.68%

Wireless Telecommunication Services: 3.68%
Crown Castle International Corporation †		27,445	1,980,431
SBA Communications Corporation Class A «†		29,360	2,085,147

			4,065,578

Total Common Stocks (Cost $88,424,444)			111,155,160

		Principal

Other: 0.05%
Gryphon Funding Limited, Pass-Through Entity (v)(a)(i)		$174,361	57,539

Total Other (Cost $15,800)			57,539

	Yield	Shares

Short-Term Investments: 19.09%

Investment Companies: 19.09%
Wells Fargo Securities Lending Cash Investments, LLC (v)(l)(u)(r)	0.20%	21,084,825	21,084,825

Total Short-Term Investments (Cost $21,084,825)			21,084,825

Total investments in securities (Cost $109,525,069) *	119.79%	132,297,524
Other assets and liabilities, net	(19.79)	(21,856,438)

Total net assets	100.00%	$110,441,086

†	Non-income-earning security

«	All or a portion of this security is on loan.

(v)	Security represents investment of cash collateral received from securities on loan.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $109,738,608 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$23,608,342
Gross unrealized depreciation	(1,049,426)

Net unrealized appreciation	$22,558,916

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—December 31, 2012	Wells Fargo Advantage VT Omega Growth Fund	13

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$111,212,699
In affiliated securities, at value (see cost below)	21,084,825

Total investments, at value (see cost below)	132,297,524
Receivable for investments sold	594,799
Receivable for Fund shares sold	79,001
Receivable for dividends	10,888
Receivable for securities lending income	29,212
Prepaid expenses and other assets	1,417

Total assets	133,012,841

Liabilities
Payable for investments purchased	810,225
Payable for Fund shares redeemed	446,818
Payable upon receipt of securities loaned	21,100,625
Due to custodian bank	51,362
Advisory fee payable	50,327
Distribution fees payable	13,603
Due to other related parties	13,098
Accrued expenses and other liabilities	85,697

Total liabilities	22,571,755

Total net assets	$110,441,086

NET ASSETS CONSIST OF
Paid-in capital	$85,955,166
Undistributed net investment income	284,645
Accumulated net realized gains on investments	1,428,820
Net unrealized gains on investments	22,772,455

Total net assets	$110,441,086

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets – Class 1	$47,842,067
Shares outstanding – Class 1	1,871,763
Net asset value per share – Class 1	$25.56
Net assets – Class 2	$62,599,019
Shares outstanding – Class 2	2,490,639
Net asset value per share – Class 2	$25.13

Investments in unaffiliated securities (including securities on loan), at cost	$88,440,244

Investments in affiliated securities, at cost	$21,084,825

Total investments, at cost	$109,525,069

Securities on loan, at value	$20,994,347

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage VT Omega Growth Fund	Statement of operations—year ended December 31, 2012

Investment income
Dividends*	$1,177,428
Securities lending income, net	138,762
Income from affiliated securities	2,587

Total investment income	1,318,777

Expenses
Advisory fee	640,091
Administration fees
Fund level	58,190
Class 1	39,704
Class 2	53,400
Distribution fees
Class 2	166,874
Custody and accounting fees	17,015
Professional fees	41,782
Shareholder report expenses	64,886
Trustees’ fees and expenses	13,903
Other fees and expenses	4,445

Total expenses	1,100,290
Less: Fee waivers and/or expense reimbursements	(60,565)

Net expenses	1,039,725

Net investment income	279,052

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	11,580,769
Net change in unrealized gains (losses) on investments	10,238,012

Net realized and unrealized gains (losses) on investments	21,818,781

Net increase in net assets resulting from operations	$22,097,833

* Net of foreign dividend withholding taxes in the amount of	$552

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage VT Omega Growth Fund	15

	Year ended December 31, 2012		Year ended December 31, 2011

Operations
Net investment income (loss)		$279,052		$(537,404)
Net realized gains on investments		11,580,769		10,208,867
Net change in unrealized gains (losses) on investments		10,238,012		(16,548,843)

Net increase (decrease) in net assets resulting from operations		22,097,833		(6,877,380)

Distributions to shareholders from
Net realized gains
Class 1		(3,345,101)		(478,304)
Class 2		(4,403,530)		(638,543)

Total distributions to shareholders		(7,748,631)		(1,116,847)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	365,607	9,240,721	475,258	11,982,674
Class 2	230,521	5,691,316	258,675	6,051,791

		14,932,037		18,034,465

Reinvestment of distributions
Class 1	143,752	3,345,101	18,928	478,304
Class 2	192,210	4,403,530	25,582	638,543

		7,748,631		1,116,847

Payment for shares redeemed
Class 1	(626,300)	(15,863,600)	(741,540)	(17,562,839)
Class 2	(902,122)	(22,774,558)	(782,129)	(19,014,915)

		(38,638,158)		(36,577,754)

Net decrease in net assets resulting from capital share transactions		(15,957,490)		(17,426,442)

Total decrease in net assets		(1,608,288)		(25,420,669)

Net assets
Beginning of period		112,049,374		137,470,043

End of period		$110,441,086		$112,049,374

Undistributed net investment income (loss)		$284,645		$(2,483)

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage VT Omega Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 1	2012	2011	2010[1]	2009[1]	2008[1]
Net asset value, beginning of period	$22.78	$24.26	$20.42	$14.43	$19.82
Net investment income (loss)	0.11	(0.06)	0.03	0.13	0.23
Net realized and unrealized gains (losses) on investments	4.43	(1.21)	3.98	6.09	(5.62)

Total from investment operations	4.54	(1.27)	4.01	6.22	(5.39)
Distributions to shareholders from
Net investment income	0.00	0.00	(0.17)	(0.23)	0.00
Net realized gains	(1.76)	(0.21)	0.00	0.00	0.00

Total distributions to shareholders	(1.76)	(0.21)	(0.17)	(0.23)	0.00
Net asset value, end of period	$25.56	$22.78	$24.26	$20.42	$14.43
Total return	20.76%	(5.36)%	19.79%	43.97%	(27.19)%
Ratios to average net assets (annualized)
Gross expenses	0.80%	0.80%	0.75%	0.76%	0.72%
Net expenses	0.75%	0.75%	0.74%	0.76%	0.72%
Net investment income (loss)	0.40%	(0.27)%	0.01%	0.86%	1.11%
Supplemental data
Portfolio turnover rate	93%	110%	160%	28%	46%
Net assets, end of period (000s omitted)	$47,842	$45,293	$54,246	$59,807	$35,952

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen VA Omega Fund and Wells Fargo Advantage VT Large Company Growth Fund. Evergreen VA Omega Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class 1 of Evergreen VA Omega Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage VT Omega Growth Fund	17

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2012	2011	2010[1]	2009[1]	2008[1]
Net asset value, beginning of period	$22.48	$24.00	$20.19	$14.25	$19.63
Net investment income (loss)	0.02	(0.14)	(0.07)[2]	0.11	0.15
Net realized and unrealized gains (losses) on investments	4.39	(1.17)	3.99	6.00	(5.53)

Total from investment operations	4.41	(1.31)	3.92	6.11	(5.38)
Distributions to shareholders from
Net investment income	0.00	0.00	(0.11)	(0.17)	0.00
Net realized gains	(1.76)	(0.21)	0.00	0.00	0.00

Total distributions to shareholders	(1.76)	(0.21)	(0.11)	(0.17)	0.00
Net asset value, end of period	$25.13	$22.48	$24.00	$20.19	$14.25
Total return	20.39%	(5.54)%	19.48%	43.58%	(27.41)%
Ratios to average net assets (annualized)
Gross expenses	1.05%	1.05%	1.01%	1.00%	0.97%
Net expenses	1.00%	1.00%	1.00%	1.00%	0.97%
Net investment income (loss)	0.12%	(0.52)%	(0.34)%	0.63%	0.86%
Supplemental data
Portfolio turnover rate	93%	110%	160%	28%	46%
Net assets, end of period (000s omitted)	$62,599	$66,756	$83,224	$33,196	$22,910

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen VA Omega Fund and Wells Fargo Advantage VT Large Company Growth Fund. Evergreen VA Omega Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class 2 of Evergreen VA Omega Fund.

2.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage VT Omega Growth Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage VT Omega Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange, except for The Nasdaq Stock Market, Inc. (“Nasdaq”), are valued at the official closing price or, if none, the last sales price. Securities listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, securities are valued at the last prior sales price. If no sales price is shown on the Nasdaq, the bid price will be used. If no sale occurs on the primary exchange or market for the security that day or if no sale occurs and no bid price is shown on Nasdaq, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Notes to financial statements	Wells Fargo Advantage VT Omega Growth Fund	19

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At December 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$8,076	$(8,076)

At December 31, 2012, net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

Pre-enactment capital loss expiration*
2013	2015	2016	2017
$745,554	$4,132,177	$2,303,740	$771,379

*	Losses incurred in taxable years beginning before December 22, 2010.

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of

20	Wells Fargo Advantage VT Omega Growth Fund	Notes to financial statements

each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of December 31, 2012, the inputs used in valuing investments in securities, which are carried at fair value, were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable Inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Equity securities
Common stocks	$111,155,160	$0	$0	$111,155,160

Other	0	0	57,539	57,539

Short-term investments
Investment companies	0	21,084,825	0	21,084,825
	$111,155,160	$21,084,825	$57,539	$132,297,524

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended December 31, 2012, the Fund did not have any transfers into/out of Level 1 or Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase. For the year ended December 31, 2012, the advisory fee was equivalent to an annual rate of 0.55% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.15% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee of 0.08% which is calculated based on the average daily net assets of each class.

Notes to financial statements	Wells Fargo Advantage VT Omega Growth Fund	21

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.75% for Class 1 and 1.00% for Class 2.

Distribution fees

The Trust has adopted a Distribution Plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2012 were $106,837,046 and $126,866,025, respectively.

6. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds and certain other funds) are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended December 31, 2012, the Fund paid $213 in commitment fees.

For the year ended December 31, 2012, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 were as follows:

	Year ended December 31,
	2012	2011
Short-term capital gain	$2,432,943	$ 0
Long-term capital gain	5,315,688	1,116,847

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Capital loss carryforward
$286,889	$9,595,209	$22,558,916	($7,952,850)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

22	Wells Fargo Advantage VT Omega Growth Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage VT Omega Growth Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage VT Omega Growth Fund as of December 31, 2012, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 22, 2013

Other information (unaudited)	Wells Fargo Advantage VT Omega Growth Fund	23

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 15.45% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2012.

Pursuant to Section 852 of the Internal Revenue Code, $5,315,688 was designated as long-term capital gain distributions for the fiscal year ended December 31, 2012.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24	Wells Fargo Advantage VT Omega Growth Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 140 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage VT Omega Growth Fund	25

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director, General Counsel, and Vice Chair of The Tree Trust (non-profit corporation). Director and General Counsel of The American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust
*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officer

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 79 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

26	Wells Fargo Advantage VT Omega Growth Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American depositary receipt
ADS	— American depositary shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
CR	— Custody receipts
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUF	— Hungarian forint
IBC	— Insured bond certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TCR	— Transferable custody receipts
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com . Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

214184 02-13 AVT5/AR151 12-12

Wells Fargo Advantage VT Opportunity FundSM

Annual Report

December 31, 2012

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $217 billion in assets under management, as of December 31, 2012.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short Duration Government Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term High Yield Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term Municipal Bond Fund
Core Bond Fund	International Bond Fund	Strategic Income Fund
Emerging Markets Local Bond Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Ultra Short-Term Income Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Wisconsin Tax-Free Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage VT Opportunity Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Analysts began discussing the possibility of a crisis within the European banking system and its possible effect on the U.S. economy—worries that only subsided near the end of the reporting period.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage VT Opportunity Fund for the 12-month period that ended December 31, 2012. Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effects that the ongoing European sovereign debt crisis would have on the global economy. Small-cap stocks modestly outperformed large-cap stocks during the period as investors bid up stocks with greater sensitivity to economic growth.

Macroeconomic optimism faded as global growth slowed and worries rose.

Prior to the 12-month period, global economic numbers supported the case for a gradual recovery. However, concerns about the eurozone sovereign debt situation soon returned to center stage as investors became increasingly concerned that Greece would default on its debt. Because many eurozone banks owned Greek debt and many U.S. banks had financial ties to eurozone banks, investors worried that a Greek default would result in another global financial crisis.

In March 2012, the Greek government came to an agreement with its creditors, allowing it to write down the principal on most of its bonds in exchange for increased financial austerity. Yet, ongoing weakness in the Greek economy made it difficult for the country to meet its austerity targets. Even more worrisome, in May 2012, Spain nationalized Bankia, its fourth-largest bank, after it suffered heavy losses from property loans. The move refocused investor attention to Spain’s weak economy and depressed property sector, and Spanish bond prices declined. Analysts began discussing the possibility of a crisis within the European banking system and its possible effect on the U.S. economy—worries that only subsided near the end of the reporting period.

Central banks continued to provide stimulus.

Major central banks, including the U.S. Federal Reserve Board (Fed) and the European Central Bank (ECB) continued to inject liquidity into the banks and the market through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively at zero in order to support the economy and the financial system. After its September 2012 meeting, the FOMC announced its intention to keep interest rates low until at least mid-2015 and to make open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market.

At the beginning of the period, the ECB had a key rate of 1.50%, which it soon lowered twice in response to weakness in the southern European economies. A third cut in July 2012 put the ECB’s key rate at a historic low of 0.75%. A pledge by ECB President Mario Draghi to do whatever it takes to preserve the euro boosted investor confidence. In addition, the ECB announced in September that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout. The ECB’s aggressive actions eventually eased investor worries about a eurozone default.

U.S. stocks gained as the U.S. economy reported relatively solid news.

For most of the period, U.S. economic data remained moderately positive. Reported gross domestic product (GDP) growth came in at a 2.0% annualized rate in the first quarter of 2012, slower than the pace in the fourth quarter of 2011 but in positive territory. Reported GDP growth slowed to a 1.3% annualized rate in the second quarter of 2012, only to reaccelerate to 3.1% annualized in the third quarter. Continued economic growth in the U.S. contrasted with the more

Letter to shareholders (unaudited)	Wells Fargo Advantage VT Opportunity Fund	3

uncertain picture in Europe. The unemployment rate was a notable exception to generally positive U.S. economic news. Although the unemployment rate declined—from 8.3% in January 2012 to 7.8% in December 2012—at least part of the decline could be attributed to a decline in the labor force. (People are only counted as unemployed if they are officially looking for work.)

The relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for much of the reporting period. Toward the end of 2012, however, widespread uncertainty about the fiscal cliff—a combination of expiring tax breaks, tax increases, and spending cuts originally scheduled to take effect on January 1, 2013—dampened U.S. stock market performance. Small-cap stocks gained 16.35% for the period as measured by the Russell 2000® Index1, approximately in line with a 16.00% return for large-cap stocks as measured by the S&P 500 Index2 for the same period. Value stocks outperformed growth stocks across all market capitalizations, aided by continued strength in financials.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the European credit crisis remains unknown. Elevated unemployment and debt defaults continue to pressure consumers and businesses alike. In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps manage risk.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for much of the reporting period.

1.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

2.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

4	Wells Fargo Advantage VT Opportunity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Ann M. Miletti

Thomas D. Wooden, CFA

Average annual total returns1 (%) as of December 31, 2012

					Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[3]
Class 1	8-26-2011	15.80	3.71	9.63	0.82	0.75
Class 2	5-8-1992	15.52	3.63	9.59	1.07	1.00
Russell Midcap® Index[4,6]	–	17.28	3.57	10.65	–	–
Russell 3000® Index[5,6]	–	16.42	2.04	7.68	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-222-8222. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If sales loads or charges had been reflected, performance would have been lower.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT Opportunity Fund	5

Growth of $10,000 investment[7] as of December 31, 2012

1.	Historical performance shown for Class 1 shares prior to their inception reflects the performance of Class 2 shares, and includes the higher expenses applicable to Class 2 shares. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratio as stated in the most recent prospectuses.

3.	The Adviser has committed through July 18, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25 of the total market capitalization of the Russell 1000 Index. You cannot invest directly in an index.

5.	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

6.	Effective January 1, 2013, the Fund changed its benchmark from the Russell MidCap Index to the Russell 3000 Index to better align with its new strategy to invest in equity securities of companies of all market capitalizations.

7.	The chart compares the performance of Class 2 shares for the most recent ten years of the Fund with the Russell Midcap Index and Russell 3000 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

8.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

9.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage VT Opportunity Fund	Performance highlights (unaudited)

MANAGER'S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell Midcap Index, during the 12-month period that ended December 31, 2012.

■	Holdings in the consumer discretionary and energy space detracted from relative returns, more than offsetting positive stock selection in the information technology (IT), industrials, and health care sectors.

■	Uncertainty about the fiscal cliff in the U.S. and general global debt concerns fostered stock market volatility in 2012. However, continued monetary easing by central banks helped reduce investor concerns, leading to positive stock market returns around the world. We continued to look for well-positioned companies with solid business models, strong management teams, and favorable trends that trade at attractive discounts to our estimated private market price (PMP) discipline.

Ten largest equity holdings[8] (%) as of December 31, 2012
ACE Limited	2.10
Praxair Incorporated	1.87
Agilent Technologies Incorporated	1.67
Kroger Company	1.62
Covance Incorporated	1.59
K12 Incorporated	1.56
Cognizant Technology Solutions Corporation Class A	1.55
Republic Services Incorporated	1.51
Owens-Illinois Incorporated	1.51
ON Semiconductor Corporation	1.50

Stock selection and sector weights both contributed to the Fund’s investment results.

The Fund’s consumer discretionary holdings detracted from overall results, with mixed performance in the retail group. In particular, retailers with more exposure to middle-income buyers, such as Kohl’s Corporation and Target Corporation, suffered from stunted consumer spending amid uneven economic and consumer confidence readings. Whirlpool Corporation was one of the Fund’s bright spots in the consumer discretionary sector. Whirlpool issued better-than-expected earnings guidance in 2012 and showed an ability to sell appliances at higher prices, causing its stock price to more than double. Recovery in the housing market also boosted Whirlpool’s stock price because consumers tend to purchase new appliances when they buy a new or existing home.

The IT sector was again a steady contributor to relative performance during the 12-month period. Stock selection—especially in areas related to the emerging trends of digital mobility, storage, and cloud computing—aided results. Key holdings in companies that focus on data processing also added value. For example, Alliance Data Systems Corporation surged more than 39% during the year as it benefited from increased usage of credit and debit payments in lieu of cash.

In the industrials sector, steady yet modest economic growth supported a number of our holdings. Hertz Global Holdings, Incorporated, returned nearly 39% as the market recognized the company’s growing business of renting equipment for new construction. The equipment rental business capitalizes on a trend of companies renting instead of owning construction equipment. Many firms liquidated their equipment inventories during the last economic downturn and are not yet ready to commit long-term capital for repurchases. Transportation companies also performed well. Fund holdings Delta Air Lines, Incorporated, and J.B. Hunt Transport Services, Incorporated, rose 47% and 34%, respectively, as enhanced efficiencies and industry consolidation led to greater profitability for both companies.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT Opportunity Fund	7

Sector distribution[9] as of December 31, 2012

Our methodology of buying stocks that are selling at a discount to their private market prices (PMPs) and selling stocks that approach their PMPs continues.

The PMP is the price that a private investor would be willing to pay for the entire company. Our discipline allows us to be patient with stocks that are out of favor with the market. When we entered 2012, we believed that we would see a slow-growth economic environment and that the market would appreciate if individual companies could grow revenues and improve earnings. That scenario largely came to pass, and, in fact, forecasted growth in gross domestic product for 2012 is slightly better than we would have expected at the beginning of the year. Nevertheless, we would not have anticipated the extreme market movements that happened during the year. It seemed that the market was driven less by fundamentals and more by varying perceptions of global central bank easing.

Uncertainty remains, but opportunities remain as well.

Looking ahead, we remain cautiously optimistic. Based on our 2013 assessment of PMPs for the companies we own, the Fund appears attractively positioned.

Going forward in 2013 and beyond, we have decided to change the Fund’s primary benchmark from the Russell Midcap Index to the broader Russell 3000 Index. This is not a change in the portfolio management of the Fund, as the investment team, decision-making process, and portfolio characteristics will remain the same. Rather, this is a recognition that the Fund has historically tended to have a higher weighted average market capitalization than the more-narrow Russell Midcap Index. We believe that the Russell 3000 Index—with its mix of large-, mid-, and small-size companies—is a better fit for the Fund. We plan to maintain the Fund’s historical emphasis on mid-sized and larger companies and to avoid significant positions in mega-cap companies.

Ongoing market volatility could reappear because of investor uneasiness with the need for U.S. debt refinancing, possible additional downgrades by rating agencies, and continued political bickering in the U.S. and abroad. Nevertheless, we believe that stocks are attractively valued, and if earnings results remain positive, at some point the market should reward growth through higher stock prices. We look forward to 2013 with the knowledge that most of the Fund’s holdings have attractive balance sheets, solid earnings, and meaningfully improved cost structures.

Please see footnotes on page 5.

8	Wells Fargo Advantage VT Opportunity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2012	Ending account value 12-31-2012	Expenses paid during the period[1]	Net annual expense ratio
Class 1
Actual	$1,000.00	$1,092.13	$3.94	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.81	0.75%
Class 2
Actual	$1,000.00	$1,090.59	$5.26	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.08	1.00%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—December 31, 2012	Wells Fargo Advantage VT Opportunity Fund	9

Security name	Shares	Value

Common Stocks: 94.35%

Consumer Discretionary: 18.30%

Diversified Consumer Services: 1.56%
K12 Incorporated †	174,493	$3,566,637

Hotels, Restaurants & Leisure: 1.18%
Carnival Corporation «	73,316	2,695,829

Household Durables: 2.03%
Harman International Industries Incorporated	38,198	1,705,159
Whirlpool Corporation «	29,109	2,961,841

		4,667,000

Media: 5.44%
Cablevision Systems Corporation New York Group Class A «	131,501	1,964,625
Comcast Corporation Class A	53,274	1,915,200
Discovery Communications Incorporated «†	43,793	2,561,891
Liberty Global Incorporated Class A †	46,484	2,928,027
Omnicom Group Incorporated «	62,098	3,102,416

		12,472,159

Multiline Retail: 5.22%
Dollar General Corporation †	43,561	1,920,604
Family Dollar Stores Incorporated	24,102	1,528,308
Kohl's Corporation «	67,196	2,888,084
Macy's Incorporated	67,768	2,644,307
Nordstrom Incorporated	55,997	2,995,840

		11,977,143

Specialty Retail: 2.87%
CarMax Incorporated †	76,822	2,883,898
Dick's Sporting Goods Incorporated «	21,347	971,075
Express Incorporated «†	180,960	2,730,686

		6,585,659

Consumer Staples: 5.14%

Food & Staples Retailing: 1.62%
Kroger Company «	142,502	3,707,902

Food Products: 2.60%
General Mills Incorporated	81,866	3,308,205
Mead Johnson Nutrition Company	40,265	2,653,061

		5,961,266

Household Products: 0.92%
Church & Dwight Company Incorporated	39,452	2,113,444

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage VT Opportunity Fund	Portfolio of investments—December 31, 2012

Security name	Shares	Value

Energy: 9.63%

Energy Equipment & Services: 5.04%
McDermott International Incorporated «†	272,671	$3,004,834
National Oilwell Varco Incorporated	40,244	2,750,677
Superior Energy Services Incorporated †	144,200	2,987,824
Weatherford International Limited †	251,613	2,815,549

		11,558,884

Oil, Gas & Consumable Fuels: 4.59%
Cabot Oil & Gas Corporation	36,192	1,800,190
Denbury Resources Incorporated «†	197,910	3,206,142
Newfield Exploration Company «†	103,169	2,762,866
Peabody Energy Corporation	103,192	2,745,939

		10,515,137

Financials: 14.20%

Capital Markets: 2.61%
Invesco Limited	104,933	2,737,702
TD Ameritrade Holding Corporation «	192,939	3,243,305

		5,981,007

Commercial Banks: 3.39%
Branch Banking & Trust Corporation	66,313	1,930,371
Fifth Third Bancorp	189,332	2,875,953
PNC Financial Services Group Incorporated	50,837	2,964,305

		7,770,629

Diversified Financial Services: 1.20%
InterContinental Exchange Incorporated †	22,293	2,760,096

Insurance: 4.51%
ACE Limited	60,229	4,806,274
Reinsurance Group of America Incorporated	46,298	2,477,869
RenaissanceRe Holdings Limited	37,526	3,049,363

		10,333,506

REITs: 2.49%
American Tower Corporation	35,400	2,735,358
BioMed Realty Trust Incorporated «	153,816	2,973,263

		5,708,621

Health Care: 11.20%

Health Care Equipment & Supplies: 3.81%
C.R. Bard Incorporated	27,224	2,660,874
Covidien plc	50,262	2,902,128
Zimmer Holdings Incorporated	47,545	3,169,350

		8,732,352

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2012	Wells Fargo Advantage VT Opportunity Fund	11

Security name	Shares	Value

Health Care Providers & Services: 1.49%
Health Management Associates Incorporated Class A †	365,961	$3,410,757

Life Sciences Tools & Services: 5.90%
Agilent Technologies Incorporated	93,718	3,836,815
Covance Incorporated «†	63,072	3,643,669
Thermo Fisher Scientific Incorporated	48,938	3,121,266
Waters Corporation «†	33,765	2,941,607

		13,543,357

Industrials: 13.20%

Aerospace & Defense: 1.43%
B/E Aerospace Incorporated †	66,162	3,268,403

Airlines: 1.54%
Delta Air Lines Incorporated †	156,704	1,860,076
United Continental Holdings Incorporated «†	71,357	1,668,327

		3,528,403

Commercial Services & Supplies: 1.51%
Republic Services Incorporated	118,354	3,471,323

Construction & Engineering: 0.71%
Quanta Services Incorporated †	60,010	1,637,673

Electrical Equipment: 3.08%
AMETEK Incorporated	54,999	2,066,312
Babcock & Wilcox Company	81,964	2,147,457
Regal-Beloit Corporation	40,507	2,854,528

		7,068,297

Machinery: 2.33%
Dover Corporation «	38,273	2,514,919
Gardner Denver Incorporated	17,743	1,215,396
SPX Corporation	22,788	1,598,578

		5,328,893

Road & Rail: 2.60%
Hertz Global Holdings Incorporated «†	194,487	3,164,303
J.B. Hunt Transport Services Incorporated «	46,889	2,799,742

		5,964,045

Information Technology: 16.67%

Communications Equipment: 1.33%
Riverbed Technology Incorporated †	154,522	3,047,174

Computers & Peripherals: 1.44%
NetApp Incorporated †	98,180	3,293,939

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage VT Opportunity Fund	Portfolio of investments—December 31, 2012

Security name	Shares	Value

Electronic Equipment, Instruments & Components: 1.34%
Amphenol Corporation Class A «	47,366	$3,064,580

IT Services: 3.95%
Alliance Data Systems Corporation «†	16,028	2,320,213
Cognizant Technology Solutions Corporation Class A †	48,038	3,557,214
Global Payments Incorporated	70,481	3,192,789

		9,070,216

Semiconductors & Semiconductor Equipment: 4.87%
Altera Corporation	76,814	2,645,474
ARM Holdings plc	197,487	2,494,012
Avago Technologies Limited	81,896	2,592,827
ON Semiconductor Corporation †	486,804	3,431,968

		11,164,281

Software: 3.74%
Autodesk Incorporated †	67,666	2,391,993
Check Point Software Technologies Limited «†	65,412	3,116,228
Red Hat Incorporated †	57,969	3,070,038

		8,578,259

Materials: 6.01%

Chemicals: 1.87%
Praxair Incorporated	39,132	4,282,997

Containers & Packaging: 4.14%
Bemis Company Incorporated	90,192	3,017,824
Crown Holdings Incorporated †	81,963	3,017,058
Owens-Illinois Incorporated †	162,387	3,453,974

		9,488,856

Total Common Stocks (Cost $193,702,617)		216,318,724

Investment Companies: 0.31%
SPDR S&P Biotech ETF «	7,983	701,786

Total Investment Companies (Cost $654,925)		701,786

	Principal

Other: 0.27%
Gryphon Funding Limited, Pass-Through Entity (a)(i)(v)	$1,859,351	613,586

Total Other (Cost $168,486)		613,586

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2012	Wells Fargo Advantage VT Opportunity Fund	13

	Yield	Shares	Value
Short-Term Investments: 25.23%

Investment Companies: 25.23%
Wells Fargo Advantage Cash Investment Money Market, Select Class (l)(u)	0.14%	12,058,442	$12,058,442
Wells Fargo Securities Lending Cash Investments, LLC (l)(r)(u)(v)	0.20	45,795,164	45,795,164

Total Short-Term Investments (Cost $57,853,606)			57,853,606

Total investments in securities
(Cost $252,379,634) *	120.16%	275,487,702
Other assets and liabilities, net	(20.16)	(46,224,919)

Total net assets	100.00%	$229,262,783

†	Non-income-earning security

«	All or a portion of this security is on loan.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $255,162,017 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$31,062,178
Gross unrealized depreciation	(10,736,493)

Net unrealized appreciation	$20,325,685

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage VT Opportunity Fund	Statement of assets and liabilities—December 31, 2012

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$217,634,096
In affiliated securities, at value (see cost below)	57,853,606

Total investments, at value (see cost below)	275,487,702
Receivable for investments sold	498,005
Receivable for Fund shares sold	11,573
Receivable for dividends	149,996
Receivable for securities lending income	4,126
Prepaid expenses and other assets	1,663

Total assets	276,153,065

Liabilities
Payable for investments purchased	115,188
Payable for Fund shares redeemed	536,034
Payable upon receipt of securities loaned	45,963,650
Advisory fee payable	117,240
Distribution fees payable	40,989
Due to other related parties	25,936
Accrued expenses and other liabilities	91,245

Total liabilities	46,890,282

Total net assets	$229,262,783

NET ASSETS CONSIST OF
Paid-in capital	$238,370,083
Undistributed net investment income	525,265
Accumulated net realized losses on investments	(32,740,633)
Net unrealized gains on investments	23,108,068

Total net assets	$229,262,783

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets – Class 1	$40,950,161
Shares outstanding – Class 1	2,045,851
Net asset value per share – Class 1	$20.02
Net assets – Class 2	$188,312,622
Shares outstanding – Class 2	9,392,050
Net asset value per share – Class 2	$20.05

Investments in unaffiliated securities (including securities on loan), at cost	$194,526,028

Investments in affiliated securities, at cost	$57,853,606

Total investments, at cost	$252,379,634

Securities on loan, at value	$45,717,254

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended December 31, 2012	Wells Fargo Advantage VT Opportunity Fund	15

Investment income
Dividends*	$2,834,789
Securities lending income, net	55,803
Income from affiliated securities	13,357

Total investment income	2,903,949

Expenses
Advisory fee	1,557,445
Administration fees
Fund level	119,803
Class 1	33,598
Class 2	158,088
Distribution fees
Class 2	494,024
Custody and accounting fees	21,747
Professional fees	43,443
Shareholder report expenses	93,571
Trustees' fees and expenses	15,962
Other fees and expenses	4,500

Total expenses	2,542,181
Less: Fee waivers and/or expense reimbursements	(251,106)

Net expenses	2,291,075

Net investment income	612,874

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	23,332,288
Net change in unrealized gains (losses) on investments	10,878,070

Net realized and unrealized gains (losses) on investments	34,210,358

Net increase in net assets resulting from operations	$34,823,232

* Net of foreign dividend withholding taxes in the amount of	$1,251

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage VT Opportunity Fund	Statement of changes in net assets

	Year ended December 31, 2012		Year ended December 31, 2011

Operations
Net investment income		$612,874			$415,644
Net realized gains on investments		23,332,288			12,647,751
Net change in unrealized gains (losses) on investments		10,878,070			(16,138,693)

Net increase (decrease) in net assets resulting from operations		34,823,232			(3,075,298)

Distributions to shareholders from
Net investment income
Class 1		(242,059)			0 [1]
Class 2		(185,335)			(228,148)
Net realized gains
Class 1		(14,605)			0 [1]
Class 2		(67,973)			0

Total distributions to shareholders		(509,972)			(228,148)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	47,802	900,770	78,783	[1]	1,305,075 [1]
Class 2	360,780	6,908,697	721,399		13,833,446

		7,809,467			15,138,521

Reinvestment of distributions
Class 1	13,970	256,664	0	[1]	0 [1]
Class 2	14,191	253,308	11,742		228,148

		509,972			228,148

Payment for shares redeemed
Class 1	(436,470)	(8,299,876)	(201,134)[1]		(3,415,950)[1]
Class 2	(2,575,878)	(48,721,763)	(2,739,789)		(49,078,548)

		(57,021,639)			(52,494,498)

Net asset value of shares issued in acquisition
Class 1	0	0	2,542,900	[1]	42,011,395 [1]
Class 2	0	0	4,464,853		73,764,505

		0			115,775,900

Net increase (decrease) in net assets resulting from capital share transactions		(48,702,200)			78,648,071

Total increase (decrease) in net assets		(14,388,940)			75,344,625

Net assets
Beginning of period		243,651,723			168,307,098

End of period		$229,262,783			$243,651,723

Undistributed net investment income		$525,265			$331,116

1.	For the period from August 26, 2011 (commencement of class operations) to December 31, 2011.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage VT Opportunity Fund	17

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 1	2012	2011[1]
Net asset value, beginning of period	$17.40	$16.52
Net investment income	0.10	0.04
Net realized and unrealized gains (losses) on investments	2.64	0.84

Total from investment operations	2.74	0.88
Distributions to shareholders from
Net investment income	(0.11)	0.00
Net realized gains	(0.01)	0.00

Total distributions to shareholders	(0.12)	0.00
Net asset value, end of period	$20.02	$17.40
Total return[2]	15.80%	5.33%
Ratios to average net assets (annualized)
Gross expenses	0.86%	0.83%
Net expenses	0.75%	0.75%
Net investment income	0.46%	0.61%
Supplemental data
Portfolio turnover rate	36%	35%
Net assets, end of period (000s omitted)	$40,950	$42,116

1.	For the period from August 26, 2011 (commencement of class operations) to December 31, 2011.
2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage VT Opportunity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2012	2011	2010[1]	2009	2008
Net asset value, beginning of period	$17.38	$18.42	$15.01	$10.16	$22.03
Net investment income	0.05	0.03	0.02	0.11	0.12
Net realized and unrealized gains (losses) on investments	2.65	(1.04)	3.51	4.74	(7.30)

Total from investment operations	2.70	(1.01)	3.53	4.85	(7.18)
Distributions to shareholders from
Net investment income	(0.02)	(0.03)	(0.12)	0.00	(0.37)
Net realized gains	(0.01)	0.00	0.00	0.00	(4.32)

Total distributions to shareholders	(0.03)	(0.03)	(0.12)	0.00	(4.69)
Net asset value, end of period	$20.05	$17.38	$18.42	$15.01	$10.16
Total return	15.52%	(5.52)%	23.76%	47.74%	(40.10)%
Ratios to average net assets (annualized)
Gross expenses	1.10%	1.07%	1.18%	1.32%	1.21%
Net expenses	1.00%	1.04%	1.07%	1.07%	1.07%
Net investment income	0.21%	0.18%	0.08%	0.39%	0.47%
Supplemental data
Portfolio turnover rate	36%	35%	40%	50%	70%
Net assets, end of period (000s omitted)	$188,313	$201,535	$168,307	$154,782	$378,197

1.	After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2 shares.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage VT Opportunity Fund	19

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage VT Opportunity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange, except for The Nasdaq Stock Market, Inc. (“Nasdaq”), are valued at the official closing price or, if none, the last sales price. Securities listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, securities are valued at the last prior sales price. If no sales price is shown on the Nasdaq, the bid price will be used. If no sale occurs on the primary exchange or market for the security that day or if no sale occurs and no bid price is shown on Nasdaq, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the rates of exchange in effect on the day of valuation at a time specified by the Management Valuation Team of Wells Fargo Funds Management, LLC ("Funds Management").

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On December 31, 2012, fair value pricing was used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

20	Wells Fargo Advantage VT Opportunity Fund	Notes to financial statements

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the rates of exchange at a time specified by the Management Valuation Team on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Notes to financial statements	Wells Fargo Advantage VT Opportunity Fund	21

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to certain distributions paid and recognition of partnership income. At December 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized losses on investments
$(16,241)	$8,669	$7,572

At December 31, 2012, net capital loss carryforwards, which were available to offset future net realized capital gains, were as follows:

Pre-enactment capital loss expiration*			Post-enactment capital losses**
2015	2016	2017	Short-term	Long-term
$1,568,195	$360,675	$27,843,563	$57,006	$128,811

*	Losses incurred in taxable years beginning before December 22, 2010.

**	Losses incurred in taxable years which began after December 22, 2010 are carried forward for an unlimited period.

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

22	Wells Fargo Advantage VT Opportunity Fund	Notes to financial statements

As of December 31, 2012, the inputs used in valuing investments in securities, which are carried at fair value, were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable Inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Equity securities
Common stocks	$213,824,712	$2,494,012	$0	$216,318,724
Investment companies	701,786	0	0	701,786

Other	0	0	613,586	613,586

Short-term investments
Investment companies	12,058,442	45,795,164	0	57,853,606
	$226,584,940	$48,289,176	$613,586	$275,487,702

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.65% and declining to 0.55% as the average daily net assets of the Fund increase. For the year ended December 31, 2012, the advisory fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee of 0.08% which is calculated based on the average daily net assets of each class.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.75% for Class 1 and 1.00% for Class 2.

Distribution fees

The Trust has adopted a Distribution Plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2012 were $82,863,716 and $136,303,819, respectively.

Notes to financial statements	Wells Fargo Advantage VT Opportunity Fund	23

6. ACQUISITION

After the close of business on August 26, 2011, the Fund acquired the net assets of Wells Fargo Advantage VT Core Equity Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Class 1 and Class 2 shares of Wells Fargo Advantage VT Core Equity Fund received Class 1 and Class 2 shares, respectively, of the Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Wells Fargo Advantage VT Core Equity Fund for 7,007,753 shares of the Fund valued at $115,775,900 at an exchange ratio of 0.77 and 0.76 for Class 1 and Class 2 shares, respectively. The investment portfolio of Wells Fargo Advantage VT Core Equity Fund with a fair value of $115,698,003, identified cost of $130,800,975 and unrealized losses of $15,102,972 at August 26, 2011 were the principal assets acquired by the Fund. The aggregate net assets of Wells Fargo Advantage VT Core Equity Fund and the Fund immediately prior to the acquisition were $115,775,900 and $138,830,614, respectively. The aggregate net assets of the Fund immediately after the acquisition were $254,606,514. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage VT Core Equity Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed January 1, 2011, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended December 31, 2011 would have been:

Net investment income	$1,159,297
Net realized and unrealized losses on investments	$(2,976,757)
Net decrease in net assets resulting from operations	$(1,817,460)

7. BANK BORROWINGS

The Trust and the Wells Fargo Funds Trust (excluding the money market funds and certain other funds) are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended December 31, 2012, the Fund paid $448 in commitment fees.

For the year ended December 31, 2012, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $509,972 and $228,148 of ordinary income for the years ended December 31, 2012 and December 31, 2011, respectively.

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$534,431	$20,325,685	$(29,958,250)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

24	Wells Fargo Advantage VT Opportunity Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage VT Opportunity Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage VT Opportunity Fund as of December 31, 2012, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 22, 2013

Other information (unaudited)	Wells Fargo Advantage VT Opportunity Fund	25

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2012.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26	Wells Fargo Advantage VT Opportunity Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 140 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage VT Opportunity Fund	27

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director, General Counsel, and Vice Chair of The Tree Trust (non-profit corporation). Director and General Counsel of The American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officer

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 79 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available,without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

28	Wells Fargo Advantage VT Opportunity Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American depositary receipt
ADS	— American depositary shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
CR	— Custody receipts
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUF	— Hungarian forint
IBC	— Insured bond certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TCR	— Transferable custody receipts
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com . Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

214185 02-13 AVT6/AR152 12-12

Wells Fargo Advantage

VT Small Cap Growth Fund

Annual Report

December 31, 2012

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $217 billion in assets under management, as of December 31, 2012.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short Duration Government Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term High Yield Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term Municipal Bond Fund
Core Bond Fund	International Bond Fund	Strategic Income Fund
Emerging Markets Local Bond Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Ultra Short-Term Income Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Wisconsin Tax-Free Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage VT Small Cap Growth Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Analysts began discussing the possibility of a crisis within the European banking system and its possible effect on the U.S. economy—worries that only subsided near the end of the reporting period.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage VT Small Cap Growth Fund for the 12-month period that ended December 31, 2012. Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effects that the ongoing European sovereign debt crisis would have on the global economy. Small-cap stocks modestly outperformed large-cap stocks during the period as investors bid up stocks with greater sensitivity to economic growth.

Macroeconomic optimism faded as global growth slowed and worries rose.

Prior to the 12-month period, global economic numbers supported the case for a gradual recovery. However, concerns about the eurozone sovereign debt situation soon returned to center stage as investors became increasingly concerned that Greece would default on its debt. Because many eurozone banks owned Greek debt and many U.S. banks had financial ties to eurozone banks, investors worried that a Greek default would result in another global financial crisis.

In March 2012, the Greek government came to an agreement with its creditors, allowing it to write down the principal on most of its bonds in exchange for increased financial austerity. Yet, ongoing weakness in the Greek economy made it difficult for the country to meet its austerity targets. Even more worrisome, in May 2012, Spain nationalized Bankia, its fourth-largest bank, after it suffered heavy losses from property loans. The move refocused investor attention to Spain’s weak economy and depressed property sector, and Spanish bond prices declined. Analysts began discussing the possibility of a crisis within the European banking system and its possible effect on the U.S. economy—worries that only subsided near the end of the reporting period.

Central banks continued to provide stimulus.

Major central banks, including the U.S. Federal Reserve Board (Fed) and the European Central Bank (ECB) continued to inject liquidity into the banks and the market through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively at zero in order to support the economy and the financial system. After its September 2012 meeting, the FOMC announced its intention to keep interest rates low until at least mid-2015 and to make open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market.

At the beginning of the period, the ECB had a key rate of 1.50%, which it soon lowered twice in response to weakness in the southern European economies. A third cut in July 2012 put the ECB’s key rate at a historic low of 0.75%. A pledge by ECB President Mario Draghi to do whatever it takes to preserve the euro boosted investor confidence. In addition, the ECB announced in September that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout. The ECB’s aggressive actions eventually eased investor worries about a eurozone default.

U.S. stocks gained as the U.S. economy reported relatively solid news.

For most of the period, U.S. economic data remained moderately positive. Reported gross domestic product (GDP) growth came in at a 2.0% annualized rate in the first quarter of 2012, slower than the pace in the fourth quarter of 2011 but in positive territory. Reported GDP growth slowed to a 1.3% annualized rate in the second quarter of 2012, only to reaccelerate to 3.1% annualized in the third quarter. Continued economic growth in the U.S. contrasted with the more

Letter to shareholders (unaudited)	Wells Fargo Advantage VT Small Cap Growth Fund	3

uncertain picture in Europe. The unemployment rate was a notable exception to generally positive U.S. economic news. Although the unemployment rate declined—from 8.3% in January 2012 to 7.8% in December 2012—at least part of the decline could be attributed to a decline in the labor force. (People are only counted as unemployed if they are officially looking for work.)

The relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for much of the reporting period. Toward the end of 2012, however, widespread uncertainty about the fiscal cliff—a combination of expiring tax breaks, tax increases, and spending cuts originally scheduled to take effect on January 1, 2013—dampened U.S. stock market performance. Small-cap stocks gained 16.35% for the period as measured by the Russell 2000® Index1 , approximately in line with a 16.00% return for large-cap stocks as measured by the S&P 500 Index2 for the same period. Value stocks outperformed growth stocks across all market capitalizations, aided by continued strength in financials.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the European credit crisis remains unknown. Elevated unemployment and debt defaults continue to pressure consumers and businesses alike. In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps manage risk.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for much of the reporting period.

1.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

2.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

4	Wells Fargo Advantage VT Small Cap Growth Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Joseph M. Eberhardy, CFA, CFP

Thomas C. Ognar, CFA

Bruce C. Olson, CFA

Average annual total returns1 (%) as of December 31, 2012

					Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[3]
Class 1	7-16-2010	8.11	3.26	10.92	0.96	0.96
Class 2	5-1-1995	7.87	3.13	10.85	1.21	1.21
Russell 2000® Growth Index[4]	–	14.59	3.49	9.80	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-222-8222. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If sales loads or charges had been reflected, performance would have been lower.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT Small Cap Growth Fund	5

Growth of $10,000 investment[5] as of December 31, 2012

1.	Historical performance shown for Class 1 shares prior to their inception reflects the performance of Class 2 shares, and includes the higher expenses applicable to Class 2 shares. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratio as stated in the most recent prospectuses.

3.	The Adviser has committed through July 18, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.95% for Class 1 and 1.20% for Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

5.	The chart compares the performance of Class 2 shares for the most recent ten years of the Fund with the Russell 2000 Growth Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage VT Small Cap Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 2000® Growth Index, for the 12-month period that ended December 31, 2012.

■	An overweight of the information technology (IT) sector coupled with poor stock selection, namely in the health care sector, were the primary detractors from relative performance. Favorable stock selection in the industrials and consumer staples sectors aided performance.

■	During a period when the markets fluctuated between a risk-on/risk-off environment, we continued to employ our well-defined, bottom-up investment process that is based on individual company fundamentals rather than top-down trends when making portfolio decisions.

Good year overall for equity market returns but affected by volatility.

2012 proved to be a year of Jekyll and Hyde for many investors in the equity markets. The first quarter exemplified strong growth and corporate confidence, while the second quarter encompassed fear in the marketplace rewarding value-driven investors over growth investors. Much like the first quarter, the third quarter produced strong results as a volatile environment reemerged. Finally, the fourth quarter generated relatively flat results for the equity markets as investors wrestled with political and fiscal uncertainties in the U.S. The year concluded with an uneventful presidential election and ongoing congressional negotiations over what became known as the fiscal cliff. Soon after the end of the reporting period, many of the scheduled tax increases and automatic budget cuts, which were likely to have a negative impact on the U.S. economy, were ultimately averted with a compromise. Despite coming to an agreement, many issues such as the debt ceiling were postponed and left for a new Congress to address in 2013.

Ten largest equity holdings[6] (%) as of December 31, 2012
Genesee & Wyoming Incorporated	2.98
Endologix Incorporated	2.86
Akorn Incorporated	2.81
Financial Engines Incorporated	2.75
Broadsoft Incorporated	2.19
On Assignment Incorporated	2.16
Ixia	2.08
Solarwinds Incorporated	1.99
DXP Enterprises Incorporated	1.93
DSW Incorporated Class A	1.92

Portfolio results varied by sector.

Throughout 2012, favorable stock selection was particularly evident in the industrials sector. Staffing company On Assignment Incorporated, surpassed many analysts’ expectations and delivered robust earnings growth throughout the year. Genesee & Wyoming Incorporated, a company that operates short-line and regional freight railroads, experienced share price appreciation supported by solid sales growth in 2012.

Consumer staples, a sector that has traditionally been a smaller exposure within the growth space, aided the overall results for the 12-month period. United Natural Foods Incorporated, a distributor of natural and organic foods, and The Fresh Market Incorporated, a specialty retailer that focuses on perishable fresh products, both benefited from the expanding healthy living trend in the U.S. during the year.

Stock selection in the IT sector was a source of weakness for the Fund in 2012. LogMeIn Incorporated, a cloud-based remote access service, delivered disappointing second quarter results and then later released guidance that was below investor expectations. Its deteriorating fundamental profile, coupled with patent litigation, forced us to question the sustainability of the company’s growth profile. This, in turn, required us to sell our position in the stock as its attributes did not meet our rigid discipline. Synchronoss Technologies Incorporated, a company that provides activations for mobile phones, endured pricing pressure as one of its largest customers experienced a decline in its number of activations. Our belief is that growth with other carriers will reignite robust revenue and earnings growth in the future. On the positive side, SolarWinds Incorporated, and Kenexa Corporation surprised investors with strong earnings. Both companies enjoyed a rally during the period. SolarWinds, an IT software company, continued to surprise analysts by generating solid revenue and earnings growth in 2012. Kenexa, a software service company, also benefited after it was acquired by International Business Machines Corporation for a substantial premium later in the year.

The health care sector was another detractor for the Fund for the 12-month period. NxStage Medical Incorporated, a company that designs medical devices for the treatment of kidney failure, suffered share price compression as concerns

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT Small Cap Growth Fund	7

over reimbursement issues frustrated investors. Nevertheless, we believe the market underappreciates the company’s position in the underpenetrated home dialysis market. With our investment thesis intact, we continue to hold the stock within our portfolio.

Sector distribution[7] as of December 31, 2012

We are confident in our companies’ growth prospects for 2013.

In conjunction with our view in 2012, our outlook for the coming year remains cautiously optimistic. The uncertainty concerning the effects of the fiscal cliff agreement may influence investors in the near term and may lead to more restrictive fiscal conditions going forward. Nevertheless, significant economic factors tied to improving trends in unemployment, housing, and auto sales reinforce our optimism. Our discussions with management teams at our companies suggest that domestic fiscal challenges will not inhibit business conditions in the coming year, especially since many corporations have been conservative in their capital spending plans and have maintained a disciplined hiring approach given the recent ambiguity on regulatory and tax policies. We believe that many companies may increase spending and move forward with implementing business strategies in 2013 as greater clarity is achieved on taxes and regulations.

In our opinion, the equity market continues to offer attractively valued growth opportunities. In particular, our portfolio consists of growth stocks trading at valuations near or below their historic averages. We believe that valuations will improve as investor confidence is restored within our markets. Our bottom-up stock selection of companies whose growth is robust, sustainable, and underappreciated by the market navigates us toward firms with strong business models, innovative products and services, and an ability to grow organically. These attributes are often accompanied by strong secular tailwinds that enable our companies to succeed in many different market environments. We believe that our investment style, which focuses on these rapidly growing firms, may be rewarded in the midst of a relatively low growth environment.

Please see footnotes on page 5.

8	Wells Fargo Advantage VT Small Cap Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2012	Ending account value 12-31-2012	Expenses paid during the period[1]	Net annual expense ratio
Class 1
Actual	$1,000.00	$1,000.66	$4.73	0.94%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.41	$4.77	0.94%
Class 2
Actual	$1,000.00	$999.34	$5.98	1.19%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$6.04	1.19%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—December 31, 2012	Wells Fargo Advantage VT Small Cap Growth Fund	9

Security name	Shares	Value

Common Stocks: 99.48%

Consumer Discretionary: 14.03%

Hotels, Restaurants & Leisure: 3.31%
Ignite Restaurant Group Incorporated †	80,638	$1,048,296
Life Time Fitness Incorporated «†	80,100	3,941,721
SHFL entertainment Incorporated †	130,542	1,892,859

		6,882,876

Household Durables: 0.64%
SodaStream International Limited «†	29,700	1,333,233

Internet & Catalog Retail: 3.15%
HomeAway Incorporated «†	127,954	2,814,988
Shutterfly Incorporated †	125,153	3,738,320

		6,553,308

Media: 1.64%
IMAX Corporation «†	151,600	3,407,968

Specialty Retail: 5.29%
Asbury Automotive Group Incorporated †	73,700	2,360,611
DSW Incorporated Class A	60,800	3,993,952
Hibbett Sports Incorporated «†	15,800	832,660
Vitamin Shoppe Incorporated «†	66,300	3,802,968

		10,990,191

Consumer Staples: 2.21%

Food & Staples Retailing: 2.21%
The Fresh Market Incorporated «†	71,500	3,438,435
United Natural Foods Incorporated †	21,500	1,152,185

		4,590,620

Energy: 6.37%

Energy Equipment & Services: 0.62%
Forum Energy Technologies Incorporated «†	52,046	1,288,139

Oil, Gas & Consumable Fuels: 5.75%
Approach Resources Incorporated «†	151,200	3,781,512
Carrizo Oil & Gas Incorporated «†	35,856	750,108
Diamondback Energy Incorporated †	50,987	974,871
Kodiak Oil & Gas Corporation †	183,700	1,625,745
Laredo Petroleum Holdings Incorporated «†	112,459	2,042,255
Oasis Petroleum Incorporated †	87,300	2,776,140

		11,950,631

Financials: 3.00%

Capital Markets: 2.75%
Financial Engines Incorporated «†	206,100	5,719,275

Insurance: 0.25%
eHealth Incorporated †	19,200	527,616

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage VT Small Cap Growth Fund	Portfolio of investments—December 31, 2012

Security name	Shares	Value

Health Care: 20.42%

Biotechnology: 1.90%
Cepheid Incorporated «†	34,900	$1,179,969
Exact Sciences Corporation «†	53,120	562,541
Genomic Health Incorporated «†	21,600	588,816
Infinity Pharmaceuticals Incorporated «†	15,900	556,500
NPS Pharmaceuticals Incorporated «†	72,800	662,480
Raptor Pharmaceutical Corporation «†	68,600	401,310

		3,951,616

Health Care Equipment & Supplies: 11.29%
Abiomed Incorporated «†	46,800	629,928
Align Technology Incorporated «†	142,000	3,940,500
Cynosure Incorporated Class A †	88,777	2,140,413
DexCom Incorporated «†	133,600	1,818,296
Endologix Incorporated «†	416,899	5,936,642
HeartWare International Incorporated «†	16,900	1,418,755
Masimo Corporation	94,640	1,988,386
Novadaq Technologies Incorporated †	120,600	1,070,928
NxStage Medical Incorporated «†	273,020	3,071,475
Volcano Corporation †	61,900	1,461,459

		23,476,782

Health Care Providers & Services: 1.37%
MWI Veterinary Supply Incorporated «†	18,800	2,068,000
Team Health Holdings Incorporated †	26,800	771,036

		2,839,036

Health Care Technology: 0.62%
Healthstream Incorporated †	53,000	1,288,430

Pharmaceuticals: 5.24%
Akorn Incorporated «†	437,315	5,842,528
Impax Laboratories Incorporated «†	85,000	1,741,650
Jazz Pharmaceuticals plc †	62,400	3,319,680

		10,903,858

Industrials: 16.96%

Commercial Services & Supplies: 1.72%
InnerWorkings Incorporated †	259,989	3,582,648

Electrical Equipment: 0.62%
Thermon Group Holdings Incorporated †	57,225	1,289,279

Machinery: 3.40%
Chart Industries Incorporated «†	37,192	2,479,591
Proto Labs Incorporated «†	36,255	1,429,172
The Middleby Corporation «†	24,599	3,153,838

		7,062,601

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2012	Wells Fargo Advantage VT Small Cap Growth Fund	11

Security name	Shares	Value

Professional Services: 5.55%
Advisory Board Company †	69,800	$3,265,942
Corporate Executive Board Company	43,400	2,059,764
Mistras Group Incorporated «†	69,568	1,717,634
On Assignment Incorporated †	221,681	4,495,691

		11,539,031

Road & Rail: 2.98%
Genesee & Wyoming Incorporated «†	81,400	6,192,912

Trading Companies & Distributors: 2.69%
DXP Enterprises Incorporated †	81,697	4,008,872
Titan Machinery Incorporated «†	64,673	1,597,423

		5,606,295

Information Technology: 36.30%

Communications Equipment: 3.36%
Aruba Networks Incorporated †	57,800	1,199,350
Ixia «†	254,111	4,314,805
Procera Networks Incorporated «†	79,335	1,471,664

		6,985,819

Computers & Peripherals: 0.37%
Stratasys Limited †	9,500	761,425

Electronic Equipment, Instruments & Components: 1.77%
OSI Systems Incorporated †	57,600	3,688,704

Internet Software & Services: 9.11%
Brightcove Incorporated «†	230,179	2,080,818
Envestnet Incorporated †	235,500	3,285,225
Liquidity Services Incorporated «†	71,000	2,901,060
Mercadolibre Incorporated «	38,500	3,024,945
OpenTable Incorporated «†	39,000	1,903,200
SciQuest Incorporated †	221,354	3,510,674
SPS Commerce Incorporated «†	60,200	2,243,654

		18,949,576

IT Services: 4.77%
Gartner Incorporated †	35,794	1,647,240
MarketAxess Holdings Incorporated «	98,078	3,462,153
Maximus Incorporated	22,800	1,441,416
ServiceSource International Incorporated «†	36,700	214,695
Wex Incorporated †	41,794	3,150,014

		9,915,518

Semiconductors & Semiconductor Equipment: 1.65%
Cavium Incorporated «†	37,500	1,170,375
Entegris Incorporated †	245,800	2,256,444

		3,426,819

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage VT Small Cap Growth Fund	Portfolio of investments—December 31, 2012

Security name		Shares	Value

Software: 15.27%
Allot Communications Limited «†		101,594	$1,810,405
Aspen Technology Incorporated †		47,100	1,301,844
Broadsoft Incorporated «†		125,276	4,551,277
Fleetmatics Group plc «†		93,709	2,357,718
Fortinet Incorporated †		140,200	2,954,014
Guidewire Software Incorporated «†		55,500	1,649,460
Imperva Incorporated «†		61,036	1,924,465
Infoblox Incorporated †		28,700	515,739
PROS Holdings Incorporated †		98,427	1,800,230
Solarwinds Incorporated †		78,806	4,133,375
Sourcefire Incorporated «†		67,000	3,163,740
Synchronoss Technologies Incorporated †		141,958	2,993,894
Ultimate Software Group Incorporated «†		27,500	2,596,275

			31,752,436

Materials: 0.19%

Chemicals: 0.19%
Landec Corporation †		40,900	388,141

Total Common Stocks (Cost $187,737,287)			206,844,783

		Principal
Other: 0.13%
Gryphon Funding Limited Pass-Through Entity (a)(i)(v)		$804,192	265,383

Total Other (Cost $72,872)			265,383

	Yield	Shares
Short-Term Investments: 40.26%

Investment Companies: 40.26%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.14%	1,348,487	1,348,487
Wells Fargo Securities Lending Cash Investments, LLC (l)(r)(u)(v)	0.20	82,354,528	82,354,528

Total Short-Term Investments (Cost $83,703,015)			83,703,015

Total investments in securities (Cost $271,513,174) *	139.87%	290,813,181
Other assets and liabilities, net	(39.87)	(82,901,150)

Total net assets	100.00%	$207,912,031

†	Non-income-earning security

«	All or a portion of this security is on loan.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $272,841,136 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$29,021,532
Gross unrealized depreciation	(11,049,487)

Net unrealized appreciation	$17,972,045

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—December 31, 2012	Wells Fargo Advantage VT Small Cap Growth Fund	13

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$207,110,166
In affiliated securities, at value (see cost below)	83,703,015

Total investments, at value (see cost below)	290,813,181
Receivable for Fund shares sold	71,044
Receivable for dividends	4,590
Receivable for securities lending income	18,467
Prepaid expenses and other assets	1,030

Total assets	290,908,312

Liabilities
Payable for investments purchased	77,141
Payable for Fund shares redeemed	185,274
Payable upon receipt of securities loaned	82,427,400
Advisory fee payable	153,494
Distribution fees payable	45,298
Due to other related parties	26,445
Accrued expenses and other liabilities	81,229

Total liabilities	82,996,281

Total net assets	$207,912,031

NET ASSETS CONSIST OF
Paid-in capital	$177,579,180
Undistributed net investment loss	(1,481)
Accumulated net realized gains on investments	11,034,325
Net unrealized gains on investments	19,300,007

Total net assets	$207,912,031

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets – Class 1	$25,699,325
Shares outstanding – Class 1	3,240,801
Net asset value per share – Class 1	$7.93
Net assets – Class 2	$182,212,706
Shares outstanding – Class 2	23,115,199
Net asset value per share – Class 2	$7.88

Investments in unaffiliated securities (including securities on loan), at cost	$187,810,159

Investments in affiliated securities, at cost	$83,703,015

Total investments, at cost	$271,513,174

Securities on loan, at value	$82,068,672

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage VT Small Cap Growth Fund	Statement of operations—year ended December 31, 2012

Investment income
Dividends*	$523,494
Securities lending income, net	352,192
Income from affiliated securities	5,747

Total investment income	881,433

Expenses
Advisory fee	1,727,760
Administration fees
Fund level	115,184
Class 1	23,084
Class 2	161,210
Distribution fees
Class 2	503,783
Custody and accounting fees	41,574
Professional fees	34,018
Shareholder report expenses	46,465
Trustees’ fees and expenses	11,720
Other fees and expenses	14,053

Total expenses	2,678,851
Less: Fee waivers and/or expense reimbursements	(366)

Net expenses	2,678,485

Net investment loss	(1,797,052)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	14,377,310
Net change in unrealized gains (losses) on investments	5,912,918

Net realized and unrealized gains (losses) on investments	20,290,228

Net increase in net assets resulting from operations	$18,493,176

* Net of foreign dividend withholding taxes in the amount of	$4,907

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage VT Small Cap Growth Fund	15

	Year ended December 31, 2012		Year ended December 31, 2011

Operations
Net investment loss		$(1,797,052)		$(2,498,473)
Net realized gains on investments		14,377,310		19,985,502
Net change in unrealized gains (losses) on investments		5,912,918		(30,858,077)

Net increase (decrease) in net assets resulting from operations		18,493,176		(13,371,048)

Distributions to shareholders from
Net realized gains
Class 1		(1,349,821)		0
Class 2		(9,513,837)		0

Total distributions to shareholders		(10,863,658)		0

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	270,958	2,233,411	392,602	3,135,719
Class 2	1,774,193	14,784,083	8,793,012	69,683,930

		17,017,494		72,819,649

Reinvestment of distributions
Class 1	175,758	1,349,821	0	0
Class 2	1,243,639	9,513,837	0	0

		10,863,658		0

Payment for shares redeemed
Class 1	(1,014,442)	(8,307,110)	(1,848,297)	(14,311,440)
Class 2	(6,374,673)	(51,990,507)	(13,028,327)	(102,117,549)

		(60,297,617)		(116,428,989)

Net decrease in net assets resulting from capital share transactions		(32,416,465)		(43,609,340)

Total decrease in net assets		(24,786,947)		(56,980,388)

Net assets
Beginning of period		232,698,978		289,679,366

End of period		$207,912,031		$232,698,978

Undistributed net investment loss		$(1,481)		$(1,639)

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage VT Small Cap Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 1	2012	2011	2010[1]
Net asset value, beginning of period	$7.71	$8.06	$6.26
Net investment loss	(0.04)	(0.06)	(0.02)
Net realized and unrealized gains (losses) on investments	0.65	(0.29)	1.82

Total from investment operations	0.61	(0.35)	1.80
Distributions to shareholders from
Net realized gains	(0.39)	0.00	0.00
Net asset value, end of period	$7.93	$7.71	$8.06
Total return[2]	8.11%	(4.34)%	26.93%
Ratios to average net assets (annualized)
Gross expenses	0.94%	0.94%	0.95%
Net expenses	0.94%	0.94%	0.95%
Net investment loss	(0.56)%	(0.73)%	(0.58)%
Supplemental data
Portfolio turnover rate	65%	118%	71%
Net assets, end of period (000s omitted)	$25,699	$29,351	$42,434

1.	For the period from July 16, 2010 (commencement of class operations) to December 31, 2010.

2.	Returns for periods of less than one year are not annualized

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage VT Small Cap Growth Fund	17

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2012	2011	2010[1]	2009	2008
Net asset value, beginning of period	$7.68	$8.05	$6.35	$4.16	$9.69
Net investment loss	(0.07)	(0.09)	(0.06)	(0.03)	(0.05)
Net realized and unrealized gains (losses) on investments	0.66	(0.28)	1.76	2.22	(3.31)

Total from investment operations	0.59	(0.37)	1.70	2.19	(3.36)
Distributions to shareholders from
Net realized gains	(0.39)	0.00	0.00	0.00	(2.17)
Net asset value, end of period	$7.88	$7.68	$8.05	$6.35	$4.16
Total return	7.87%	(4.60)%	26.77%	52.64%	(41.42)%
Ratios to average net assets (annualized)
Gross expenses	1.19%	1.20%	1.22%	1.26%	1.26%
Net expenses	1.19%	1.19%	1.20%	1.20%	1.20%
Net investment loss	(0.81)%	(0.98)%	(0.82)%	(0.69)%	(0.73)%
Supplemental data
Portfolio turnover rate	65%	118%	71%	75%	76%
Net assets, end of period (000s omitted)	$182,213	$203,348	$247,246	$185,345	$109,996

1.	After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2 shares.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage VT Small Cap Growth Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage VT Small Cap Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange, except for The Nasdaq Stock Market, Inc. (“Nasdaq”), are valued at the official closing price or, if none, the last sales price. Securities listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, securities are valued at the last prior sales price. If no sales price is shown on the Nasdaq, the bid price will be used. If no sale occurs on the primary exchange or market for the security that day or if no sale occurs and no bid price is shown on Nasdaq, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Notes to financial statements	Wells Fargo Advantage VT Small Cap Growth Fund	19

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to net operating losses. At December 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment loss	Accumulated net realized gains on investments
$(1,759,963)	$1,797,210	$(37,247)

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the

20	Wells Fargo Advantage VT Small Cap Growth Fund	Notes to financial statements

lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of December 31, 2012, the inputs used in valuing investments in securities, which are carried at fair value, were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable Inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Equity securities
Common stocks	$206,844,783	$0	$0	$206,844,783

Other	0	0	265,383	265,383

Short-term investments
Investment companies	1,348,487	82,354,528	0	83,703,015
	$208,193,270	$82,354,528	$265,383	$290,813,181

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended December 31, 2012, the Fund did not have any transfers into/out of Level 1 or Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.75% and declining to 0.60% as the average daily net assets of the Fund increase. For the year ended December 31, 2012, the advisory fee was equivalent to an annual rate of 0.75% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee of 0.08% of the average daily net assets of each class.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.95% for Class 1 shares and 1.20% for Class 2 shares.

Notes to financial statements	Wells Fargo Advantage VT Small Cap Growth Fund	21

Distribution fees

The Trust has adopted a Distribution Plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2012 were $145,921,900 and $173,771,832, respectively.

6. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds and certain other funds) are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended December 31, 2012, the Fund paid $539 in commitment fees.

For the year ended December 31, 2012, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the year ended December 31, 2012 was $10,863,658 of long-term capital gains. For the year ended December 31, 2011, the Fund did not pay any distributions to shareholders.

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains
$12,362,287	$17,972,045

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

22	Wells Fargo Advantage VT Small Cap Growth Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage VT Small Cap Growth Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage VT Small Cap Growth Fund as of December 31, 2012, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 22, 2013

Other information (unaudited)	Wells Fargo Advantage VT Small Cap Growth Fund	23

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $10,863,658 was designated as long-term capital gain distributions for the fiscal year ended December 31, 2012.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24	Wells Fargo Advantage VT Small Cap Growth Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 140 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007 President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at the Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage VT Small Cap Growth Fund	25

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director, General Counsel, and Vice Chair of The Tree Trust (non-profit corporation). Director and General Counsel of The American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officer

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 79 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

26	Wells Fargo Advantage VT Small Cap Growth Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American depositary receipt
ADS	— American depositary shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
CR	— Custody receipts
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUF	— Hungarian forint
IBC	— Insured bond certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TCR	— Transferable custody receipts
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com . Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

214186 02-13 AVT7/AR153 12-12

Wells Fargo Advantage VT Small Cap Value Fund

Annual Report

December 31, 2012

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $217 billion in assets under management, as of December 31, 2012.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short Duration Government Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term High Yield Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term Municipal Bond Fund
Core Bond Fund	International Bond Fund	Strategic Income Fund
Emerging Markets Local Bond Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Ultra Short-Term Income Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Wisconsin Tax-Free Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage VT Small Cap Value Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Analysts began discussing the possibility of a crisis within the European banking system and its possible effect on the U.S. economy—worries that only subsided near the end of the reporting period.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage VT Small Cap Value Fund for the 12-month period that ended December 31, 2012. Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effects that the ongoing European sovereign debt crisis would have on the global economy. Small-cap stocks modestly outperformed large-cap stocks during the period as investors bid up stocks with greater sensitivity to economic growth.

Macroeconomic optimism faded as global growth slowed and worries rose.

Prior to the 12-month period, global economic numbers supported the case for a gradual recovery. However, concerns about the eurozone sovereign debt situation soon returned to center stage as investors became increasingly concerned that Greece would default on its debt. Because many eurozone banks owned Greek debt and many U.S. banks had financial ties to eurozone banks, investors worried that a Greek default would result in another global financial crisis.

In March 2012, the Greek government came to an agreement with its creditors, allowing it to write down the principal on most of its bonds in exchange for increased financial austerity. Yet, ongoing weakness in the Greek economy made it difficult for the country to meet its austerity targets. Even more worrisome, in May 2012, Spain nationalized Bankia, its fourth-largest bank, after it suffered heavy losses from property loans. The move refocused investor attention to Spain’s weak economy and depressed property sector, and Spanish bond prices declined. Analysts began discussing the possibility of a crisis within the European banking system and its possible effect on the U.S. economy—worries that only subsided near the end of the reporting period.

Central banks continued to provide stimulus.

Major central banks, including the U.S. Federal Reserve Board (Fed) and the European Central Bank (ECB) continued to inject liquidity into the banks and the market through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively at zero in order to support the economy and the financial system. After its September 2012 meeting, the FOMC announced its intention to keep interest rates low until at least mid-2015 and to make open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market.

At the beginning of the period, the ECB had a key rate of 1.50%, which it soon lowered twice in response to weakness in the southern European economies. A third cut in July 2012 put the ECB’s key rate at a historic low of 0.75%. A pledge by ECB President Mario Draghi to do whatever it takes to preserve the euro boosted investor confidence. In addition, the ECB announced in September that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout. The ECB’s aggressive actions eventually eased investor worries about a eurozone default.

U.S. stocks gained as the U.S. economy reported relatively solid news.

For most of the period, U.S. economic data remained moderately positive. Reported gross domestic product (GDP) growth came in at a 2.0% annualized rate in the first quarter of 2012, slower than the pace in the fourth quarter of 2011 but in positive territory. Reported GDP growth slowed to a 1.3% annualized rate in the second quarter of 2012, only to reaccelerate to 3.1% annualized in the third quarter. Continued economic growth in the U.S. contrasted with the more uncertain picture in Europe. The unemployment rate was a notable exception to

Letter to shareholders (unaudited)	Wells Fargo Advantage VT Small Cap Value Fund	3

generally positive U.S. economic news. Although the unemployment rate declined—from 8.3% in January 2012 to 7.8% in December 2012—at least part of the decline could be attributed to a decline in the labor force. (People are only counted as unemployed if they are officially looking for work.)

The relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for much of the reporting period. Toward the end of 2012, however, widespread uncertainty about the fiscal cliff—a combination of expiring tax breaks, tax increases, and spending cuts originally scheduled to take effect on January 1, 2013—dampened U.S. stock market performance. Small-cap stocks gained 16.35% for the period as measured by the Russell 2000® Index1, approximately in line with a 16.00% return for large-cap stocks as measured by the S&P 500 Index2 for the same period. Value stocks outperformed growth stocks across all market capitalizations, aided by continued strength in financials.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the European credit crisis remains unknown. Elevated unemployment and debt defaults continue to pressure consumers and businesses alike. In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps manage risk.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for much of the reporting period.

1.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

2.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

4	Wells Fargo Advantage VT Small Cap Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Erik Asthelmer

I. Charles Rinaldi

Michael Schneider, CFA

Average annual total returns1 (%) as of December 31, 2012

					Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[3]
Class 1	7-16-2010	14.33	2.07	9.14	1.15	0.90
Class 2	10-10-1997	14.00	1.94	9.07	1.40	1.15
Russell 2000® Value Index[4]	–	18.05	3.55	9.50	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-222-8222. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If sales loads or charges had been reflected, performance would have been lower.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT Small Cap Value Fund	5

Growth of $10,000 investment[5] as of December 31, 2012

1.	Historical performance shown for Class 1 shares prior to their inception reflects the performance of Class 2 shares, and includes the higher expenses applicable to Class 2 shares. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratio as stated in the most recent prospectuses.

3.	The Adviser has committed through July 18, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.89% for Class 1 and 1.14% for Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

5.	The chart compares the performance of Class 2 shares for the most recent ten years of the Fund with the Russell 2000 Value Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage VT Small Cap Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 2000® Value Index, for the 12-month period that ended December 31, 2012.

■	Weak performance from energy and health care stocks were primary detractors. The Fund’s gold-mining holdings also detracted as mining equities dramatically underperformed the physical gold.

■	Strong stock selection in the information technology (IT) sector partially offset some areas of weakness.

Despite intense investor focus on the fiscal cliff, a last-minute deal led to a significant rally at year-end and capped a strong year for equity investors.

In spite of various hurdles throughout the year, equities performed well, led by strong performance from consumer discretionary and financials stocks. The Fund’s underweight in consumer discretionary led to some relative underperformance. Within financials, the Fund’s holdings outperformed, but again the underweight in regional banks and equity (or brick and mortar) real estate investment trusts detracted from performance.

Ten largest equity holdings[6] (%) as of December 31, 2012
InterOil Corporation	7.70
Randgold Resources Limited ADR	7.36
Chimera Investment Corporation	3.27
Chicago Bridge & Iron Company NV	2.69
United Continental Holdings Incorporated	2.38
Range Resources Corporation	2.31
Agnico-Eagle Mines Limited	1.99
Argo Group International Holdings Limited	1.98
Trilogy Energy Corporation	1.98
OraSure Technologies Incorporated	1.81

The Fund’s overweight in energy stocks was the most significant detractor. Smaller-cap energy companies tend to be more natural gas-oriented and thus were disproportionately affected by low natural gas prices. Even though natural gas prices rebounded off of decade-low levels, they remain under pressure because prolific production from shales and other unconventional resources has resulted in a glut of natural gas. The price decline has led many natural gas producers to curtail spending and redirect budgets toward more economic wells targeting oil and liquids. The slowdown in activity in turn had an adverse effect on many of the onshore energy service companies and therefore pressured their margins.

Our largest holding, InterOil Corporation, rose 9% during the period, but many of the gas-oriented producers, such as Trilogy Energy Corporation, had weak performance. Despite the negative short-term sentiment, our long-term view remains positive as global energy demand should continue to increase in the coming decades. Given the positive demand trends, we believe the energy sector continues to provide a constructive backdrop for equity investment, though stock selection will most likely determine investment success more than in the previous decade. In our view, valuations in the sector remain reasonable and, in many instances, well below the broad market.

Although health care is a relatively small sector at 8% of the Fund, it detracted from performance due to weakness with our largest holding in the sector, OraSure Technologies Incorporated. The stock declined 21% even though the company gained approval to distribute its oral fluid-based HIV test kit over the counter. The product was launched in October 2012 but got off to a slow start due to various weather-related events at year-end. Longer-term, we believe that OraSure has the right operational focus given that it has recently hired an experienced executive to oversee the HIV test kit launch. OraSure Technologies has other products focused on Hepatitis C, a part of the market that is several times larger than that of HIV. With several new Hepatitis C drugs on the market, we believe that OraSure is evolving into a secular growth story.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT Small Cap Value Fund	7

Sector distribution[7] as of December 31, 2012

The IT sector trailed most other sectors in the benchmark with a modest 7% return during the period, but our holdings rose 20%. Cray Incorporated, a maker of high performance supercomputers, gained 147% during the period. The company reported strong earnings and sold a business for $140 million in cash (more than $3 per share) in order to focus on new markets. The computer maker is leveraging its core competencies into the faster-growing markets of storage and large, complex data sets (big data). Previous Fund holding Intermec Incorporated, a maker of auto identification and data capture products, was acquired by Honeywell International Incorporated for $10 per share in cash in December 2012. The stock rose 44% during the reporting period.

Even with equities trending well, we remain vigilant about risk management as risks abound in the current market.

The market overcame considerable hurdles in 2012 to finish the year with strong gains. While economic growth remained uneven, gross domestic product did increase in 2012 and unemployment steadily improved. Following the pattern of the past several years, a new round of monetary stimulus in the fall boosted the stock market. Corporate profits are generally solid and profit margins are near all-time highs. While these data points present clear reasons for optimism, they are also reasons to be cautious. For example, a decline in profit margins could quickly change the picture on stock market valuations. Moreover, the initial agreement on the fiscal cliff only addressed the tax portion of reducing the U.S. deficit, while the spending portion is yet to be negotiated. The bottom line is that investors must continue to be vigilant about risks. To that end, our exposure to gold miners may prove to be critical during these turbulent times because gold often holds up relatively well in volatile periods.

Although we are disappointed with how we finished the fiscal year, we have unwavering confidence in our positioning and our core holdings. We believe our company-specific investment approach, combined with low portfolio turnover and an emphasis on diversification, should allow the Fund to deliver strong results regardless of macroeconomic and market conditions.

Please see footnotes on page 5.

8	Wells Fargo Advantage VT Small Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2012	Ending account value 12-31-2012	Expenses paid during the period[1]	Net annual expense ratio

Class 1
Actual	$1,000.00	$1,076.16	$4.64	0.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.66	$4.52	0.89%
Class 2
Actual	$1,000.00	$1,074.11	$5.94	1.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.79	1.14%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—December 31, 2012	Wells Fargo Advantage VT Small Cap Value Fund	9

Security name	Shares	Value

Common Stocks: 94.47%

Consumer Discretionary: 4.87%

Auto Components: 0.34%
Gentex Corporation	9,900	$186,318

Diversified Consumer Services: 0.42%
Cambium Learning Group Incorporated †	22,100	24,531
Corinthian Colleges Incorporated †	83,400	203,496

		228,027

Hotels, Restaurants & Leisure: 2.10%
Denny’s Corporation †	48,000	234,240
Scientific Games Corporation Class A †	50,400	436,968
The Wendy’s Company	100,400	471,880

		1,143,088

Household Durables: 0.98%
Cavco Industries Incorporated †	8,200	409,836
KB Home Incorporated	2,700	42,660
Skyline Corporation †	19,600	79,576

		532,072

Internet & Catalog Retail: 0.07%
dELiA*s Incorporated †	31,460	36,808

Media: 0.31%
Discovery Communications Incorporated †	2,900	169,650

Multiline Retail: 0.14%
Saks Incorporated †	7,400	77,774

Specialty Retail: 0.51%
GameStop Corporation Class A #	6,300	158,067
rue21 Incorporated †	4,100	116,399

		274,466

Consumer Staples: 0.75%

Personal Products: 0.75%
Prestige Brands Holdings Incorporated †	20,300	406,609

Energy: 20.41%

Energy Equipment & Services: 7.62%
Ensco plc Class A	2,800	165,984
Helix Energy Solutions Group Incorporated †	17,900	369,456
Helmerich & Payne Incorporated	9,700	543,297
ION Geophysical Corporation †	99,700	649,047
Key Energy Services Incorporated †	33,500	232,825
Newpark Resources Incorporated †	110,000	863,500
Oceaneering International Incorporated	7,600	408,804

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage VT Small Cap Value Fund	Portfolio of investments—December 31, 2012

Security name	Shares	Value

Energy Equipment & Services (continued)
Parker Drilling Company †	46,200	$212,520
PHI Incorporated (non-voting) †	10,428	349,234
PHI Incorporated (voting) †	2,400	75,600
Vantage Drilling Company †	54,300	99,369
Willbros Group Incorporated †	31,800	170,448

		4,140,084

Oil, Gas & Consumable Fuels: 12.79%
Clean Energy Fuels Corporation †	4,400	54,780
Forest Oil Corporation †	28,800	192,672
InterOil Corporation †	75,400	4,186,962
Newfield Exploration Company †	6,100	163,358
PetroQuest Energy Incorporated †	4,700	23,265
Range Resources Corporation	20,000	1,256,600
Trilogy Energy Corporation	36,800	1,076,956

		6,954,593

Financials: 18.31%

Commercial Banks: 3.66%
Ameris Bancorp †	5,600	69,944
Associated Banc-Corp	5,400	70,848
Bancorp Incorporated †	21,800	239,146
BBCN Bancorp Incorporated	11,688	135,230
CenterState Banks Incorporated	17,800	151,834
City National Corporation	4,100	203,032
First Horizon National Corporation	23,600	233,876
First Niagara Financial Group Incorporated	36,100	286,273
IBERIABANK Corporation	5,100	250,512
NBH Holdings Corporation †144A(a)	11,400	216,486
Park Sterling Corporation †	14,900	77,927
Sandy Spring Bancorp Incorporated	2,794	54,259
Western Alliance Bancorp †	200	2,106

		1,991,473

Consumer Finance: 0.20%
Green Dot Corporation Class A †	9,000	109,800

Insurance: 3.53%
Argo Group International Holdings Limited	32,100	1,078,239
Hilltop Holdings Incorporated †	26,300	356,102
Mercury General Corporation	7,300	289,737
OneBeacon Insurance Group Limited	14,000	194,600

		1,918,678

REITs: 10.80%
Anworth Mortgage Asset Corporation	35,900	207,502
Capstead Mortgage Corporation	46,000	527,620
Chimera Investment Corporation	682,000	1,780,020
Crexus Investment Corporation	60,700	743,575

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2012	Wells Fargo Advantage VT Small Cap Value Fund	11

Security name	Shares	Value

REITs (continued)
Hatteras Financial Corporation	13,100	$325,011
Invesco Mortgage Capital Incorporated	39,500	778,545
MFA Mortgage Investments Incorporated	68,300	553,913
Redwood Trust Incorporated	31,300	528,657
Sun Communities Incorporated	10,600	422,834

		5,867,677

Thrifts & Mortgage Finance: 0.12%
Northwest Bancshares Incorporated	5,300	64,342

Health Care: 7.31%

Biotechnology: 0.36%
Amarin Corporation plc ADR †#	24,100	194,969

Health Care Equipment & Supplies: 3.61%
Hologic Incorporated †	14,300	286,429
Invacare Corporation	9,300	151,590
OraSure Technologies Incorporated †	137,100	984,378
Symmetry Medical Incorporated †	14,100	148,332
Thoratec Corporation †	6,200	232,624
Varian Medical Systems Incorporated †	2,300	161,552

		1,964,905

Health Care Providers & Services: 2.13%
Amedisys Incorporated †	19,200	216,384
Community Health Systems Incorporated	4,700	144,478
Cross Country Healthcare Incorporated †	38,937	186,897
Gentiva Health Services Incorporated †	37,700	378,885
Healthways Incorporated †	21,500	230,050

		1,156,694

Health Care Technology: 0.51%
Allscripts Healthcare Solutions Incorporated †	19,800	186,516
Medidata Solutions Incorporated †	2,300	90,137

		276,653

Life Sciences Tools & Services: 0.70%
Nordion Incorporated	22,500	145,125
Parexel International Corporation †	7,900	233,761

		378,886

Industrials: 14.51%

Aerospace & Defense: 0.05%
Spirit AeroSystems Holdings Incorporated †	1,800	30,546

Airlines: 5.17%
Alaska Air Group Incorporated †	12,200	525,698
Delta Air Lines Incorporated †	75,700	898,559

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage VT Small Cap Value Fund	Portfolio of investments—December 31, 2012

Security name	Shares	Value

Airlines (continued)
LATAM Airlines Group SP ADR	3,800	$89,528
United Continental Holdings Incorporated †	55,400	1,295,252

		2,809,037

Commercial Services & Supplies: 4.28%
ABM Industries Incorporated	36,000	718,200
ACCO Brands Corporation †	99,800	732,532
GEO Group Incorporated	21,003	592,285
Healthcare Services Group Incorporated	12,200	283,406

		2,326,423

Construction & Engineering: 3.38%
Chicago Bridge & Iron Company NV #	31,500	1,460,025
Primoris Services Corporation	25,100	377,504

		1,837,529

Electrical Equipment: 0.71%
GrafTech International Limited †	41,400	388,746

Professional Services: 0.48%
Hill International Incorporated †	42,300	154,818
Kforce Incorporated	7,400	106,042

		260,860

Road & Rail: 0.22%
Covenant Transport Incorporated Class A †	21,700	120,001

Trading Companies & Distributors: 0.22%
Applied Industrial Technologies Incorporated	2,800	117,628

Information Technology: 9.14%

Communications Equipment: 0.95%
Brocade Communications Systems Incorporated †	53,100	283,023
Harmonic Incorporated †	43,700	221,559
MRV Communications Incorporated	1,250	12,875

		517,457

Computers & Peripherals: 3.17%
Cray Incorporated †	50,440	804,518
Intermec Incorporated †	54,500	537,370
Lexmark International Incorporated	10,200	236,538
Quantum Corporation †	116,600	144,584

		1,723,010

Electronic Equipment, Instruments & Components: 4.19%
Checkpoint Systems Incorporated †	27,200	292,128
Cognex Corporation	10,200	375,564
Coherent Incorporated	13,300	673,246

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2012	Wells Fargo Advantage VT Small Cap Value Fund	13

Security name	Shares	Value

Electronic Equipment, Instruments & Components (continued)
OSI Systems Incorporated †	11,800	$755,672
Power One Incorporated †	43,300	177,963

		2,274,573

Internet Software & Services: 0.26%
Monster Worldwide Incorporated †	25,300	142,186

Office Electronics: 0.12%
Zebra Technologies Corporation †	1,600	62,848

Software: 0.45%
Accelrys Incorporated †	27,300	247,065

Materials: 17.79%

Chemicals: 0.45%
Calgon Carbon Corporation †	17,200	243,896

Containers & Packaging: 0.29%
Intertape Polymer Group Incorporated	19,400	155,588

Metals & Mining: 16.65%
Agnico-Eagle Mines Limited	20,600	1,080,676
Carpenter Technology Corporation #	13,500	697,005
Eldorado Gold Corporation	22,600	291,088
Great Basin Gold Limited †(a)(i)	113,800	0
Harry Winston Diamond Corporation †	7,800	109,746
Randgold Resources Limited ADR	40,300	3,999,775
Royal Gold Incorporated	10,900	886,279
Sandstorm Gold Limited †(i)	19,150	225,249
Sandstorm Gold Limited †	18,050	212,129
Silver Standard Resources Incorporated †	44,100	656,649
Steel Dynamics Incorporated	35,200	483,296
United States Steel Corporation	10,600	253,022
Webco Industries Incorporated †(i)	1,400	156,800

		9,051,714

Paper & Forest Products: 0.40%
Wausau Paper Corporation	25,400	219,964

Telecommunication Services: 1.38%

Diversified Telecommunication Services: 1.38%
Cincinnati Bell Incorporated †	136,800	749,664

Total Common Stocks (Cost $45,848,339)		51,352,301

Investment Companies: 1.16%
KBW Regional Banking ETF	3,260	91,182
Market Vectors Gold Miners ETF	11,644	540,165

Total Investment Companies (Cost $651,307)		631,347

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage VT Small Cap Value Fund	Portfolio of investments—December 31, 2012

Security name	Yield	Shares	Value
Short-Term Investments: 4.36%

Investment Companies: 4.36%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.14%	2,366,525	$2,366,525

Total Short-Term Investments (Cost $2,366,525)			2,366,525

Total investments in securities (Cost $48,866,171) *	99.99%	54,350,173
Other assets and liabilities, net	0.01	7,257

Total net assets	100.00%	$54,357,430

†	Non-income-earning security

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

* Cost for federal income tax purposes is $49,220,376 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$9,300,336
Gross unrealized depreciation	(4,170,539)

Net unrealized appreciation	$5,129,797

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—December 31, 2012	Wells Fargo Advantage VT Small Cap Value Fund	15

Assets
Investments
In unaffiliated securities, at value (see cost below)	$51,983,648
In affiliated securities, at value (see cost below)	2,366,525

Total investments, at value (see cost below)	54,350,173
Receivable for investments sold	22,703
Receivable for Fund shares sold	37,668
Receivable for dividends	188,862
Prepaid expenses and other assets	2,308

Total assets	54,601,714

Liabilities
Payable for investments purchased	4,710
Payable for Fund shares redeemed	39,095
Written options, at value	7,334
Due to custodian bank	108,488
Advisory fee payable	23,044
Distribution fees payable	3,482
Due to other related parties	6,121
Shareholder report expenses payable	14,816
Professional fees payable	32,935
Accrued expenses and other liabilities	4,259

Total liabilities	244,284

Total net assets	$54,357,430

NET ASSETS CONSIST OF
Paid-in capital	$61,803,631
Undistributed net investment income	456,843
Accumulated net realized losses on investments	(13,387,524)
Net unrealized gains on investments	5,484,480

Total net assets	$54,357,430

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets – Class 1	$38,112,809
Shares outstanding – Class 1	4,052,044
Net asset value per share – Class 1	$9.41
Net assets – Class 2	$16,244,621
Shares outstanding – Class 2	1,728,557
Net asset value per share – Class 2	$9.40

Investments in unaffiliated securities, at cost	$46,499,646

Investments in affiliated securities, at cost	$2,366,525

Total investments, at cost	$48,866,171

Premiums received on written options	$7,812

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage VT Small Cap Value Fund	Statement of operations—year ended December 31, 2012

Investment income
Dividends*	$1,136,414
Income from affiliated securities	2,286

Total investment income	1,138,700

Expenses
Advisory fee	425,680
Administration fees
Fund level	28,379
Class 1	32,907
Class 2	12,499
Distribution fees
Class 2	39,060
Custody and accounting fees	22,270
Professional fees	39,939
Shareholder report expenses	35,758
Trustees’ fees and expenses	15,491
Other fees and expenses	4,014

Total expenses	655,997
Less: Fee waivers and/or expense reimbursements	(111,797)

Net expenses	544,200

Net investment income	594,500

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	4,282,499
Written options	17,732

Net realized gains on investments	4,300,231

Net change in unrealized gains (losses) on:
Unaffiliated securities	2,731,871
Written options	478

Net change in unrealized gains (losses) on investments	2,732,349

Net realized and unrealized gains (losses) on investments	7,032,580

Net increase in net assets resulting from operations	$7,627,080

* Net of foreign dividend withholding taxes in the amount of	$9,054

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage VT Small Cap Value Fund	17

	Year ended December 31, 2012		Year ended December 31, 2011

Operations
Net investment income		$594,500		$674,545
Net realized gains on investments		4,300,231		4,495,887
Net change in unrealized gains (losses) on investments		2,732,349		(10,006,816)

Net increase (decrease) in net assets resulting from operations		7,627,080		(4,836,384)

Distributions to shareholders from
Net investment income
Class 1		(471,550)		(440,656)
Class 2		(129,769)		(112,333)

Total distributions to shareholders		(601,319)		(552,989)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	95,290	840,792	177,977	1,478,858
Class 2	461,355	4,135,688	100,076	880,176

		4,976,480		2,359,034

Reinvestment of distributions
Class 1	54,578	471,550	49,071	440,656
Class 2	15,020	129,769	12,509	112,333

		601,319		552,989

Payment for shares redeemed
Class 1	(1,277,277)	(11,503,307)	(1,488,987)	(13,002,318)
Class 2	(512,519)	(4,578,968)	(518,177)	(4,544,639)

		(16,082,275)		(17,546,957)

Net decrease in net assets resulting from capital share transactions		(10,504,476)		(14,634,934)

Total decrease in net assets		(3,478,715)		(20,024,307)

Net assets

Beginning of period		57,836,145		77,860,452

End of period		$54,357,430		$57,836,145

Undistributed net investment income		$456,843		$548,784

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage VT Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 1	2012	2011	2010[1]
Net asset value, beginning of period	$8.33	$9.04	$7.36
Net investment income	0.12	0.11	0.05 [2]
Net realized and unrealized gains (losses) on investments	1.06	(0.74)	1.63

Total from investment operations	1.18	(0.63)	1.68
Distributions to shareholders from
Net investment income	(0.10)	(0.08)	0.00
Net asset value, end of period	$9.41	$8.33	$9.04
Total return[3]	14.33%	(7.06)%	22.83%
Ratios to average net assets (annualized)
Gross expenses	1.09%	1.14%	0.96%
Net expenses	0.89%	0.89%	0.89%
Net investment income	1.10%	1.07%	1.43%
Supplemental data
Portfolio turnover rate	17%	16%	61%
Net assets, end of period (000s omitted)	$38,113	$43,155	$58,255

1.	For the period from July 16, 2010 (commencement of class operations) to December 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage VT Small Cap Value Fund	19

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2012	2011	2010[1]	2009	2008
Net asset value, beginning of period	$8.32	$9.03	$7.83	$4.95	$11.08
Net investment income	0.09	0.09	0.12	0.08	0.09 [2]
Net realized and unrealized gains (losses) on investments	1.07	(0.74)	1.20	2.87	(4.21)

Total from investment operations	1.16	(0.65)	1.32	2.95	(4.12)
Distributions to shareholders from
Net investment income	(0.08)	(0.06)	(0.12)	(0.07)	0.00
Net realized gains	0.00	0.00	0.00	0.00	(2.01)

Total distributions to shareholders	(0.08)	(0.06)	(0.12)	(0.07)	(2.01)
Net asset value, end of period	$9.40	$8.32	$9.03	$7.83	$4.95
Total return	14.00%	(7.26)%	17.25%	60.18%	(44.55)%
Ratios to average net assets (annualized)
Gross expenses	1.34%	1.39%	1.52%	2.56%	1.69%
Net expenses	1.14%	1.14%	1.14%	1.14%	1.14%
Net investment income	0.90%	0.82%	1.06%	1.39%	1.18%
Supplemental data
Portfolio turnover rate	17%	16%	61%	45%	39%
Net assets, end of period (000s omitted)	$16,245	$14,681	$19,606	$12,018	$7,928

1.	After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2 shares.

2.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage VT Small Cap Value Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage VT Small Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange, except for The Nasdaq Stock Market, Inc. (“Nasdaq”), are valued at the official closing price or, if none, the last sales price. Securities listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, securities are valued at the last prior sales price. If no sales price is shown on the Nasdaq, the bid price will be used. If no sale occurs on the primary exchange or market for the security that day or if no sale occurs and no bid price is shown on Nasdaq, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the rates of exchange in effect on the day of valuation at a time specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On December 31, 2012, fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the rates of exchange at a time specified by the Management Valuation Team on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate

Notes to financial statements	Wells Fargo Advantage VT Small Cap Value Fund	21

of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Options

The Fund may be subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write covered call options or secured put options on individual securities. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains from investments on the expiration date. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may also purchase call or put options. The premium is included in the Statement of Assets and Liabilities as an investment, the value of which is subsequently adjusted based on to the current market value of the option. Premiums paid for purchased options that expire are recognized as realized losses from investments on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. Options traded over the counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent

22	Wells Fargo Advantage VT Small Cap Value Fund	Notes to financial statements

differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to dividends from certain securities and passive foreign investment companies. At December 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$(85,122)	$85,122

As of December 31, 2012, the Fund had net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $13,052,503 expiring in 2017.

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of December 31, 2012, the inputs used in valuing investments in securities, which are carried at fair value, were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable Inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks	$50,979,015	$373,286	$0	$51,352,301
Investment companies	631,347	0	0	631,347
Short-term investments
Investment companies	2,366,525	0	0	2,366,525
	$53,976,887	$373,286	$0	$54,350,173

Notes to financial statements	Wells Fargo Advantage VT Small Cap Value Fund	23

Further details on the major security types listed above can be found in the Portfolio of Investments.

As of December 31, 2012, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

Other financial instruments	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Written options	$0	$(7,334)	$0	$(7,334)

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended December 31, 2012, the Fund did not have any transfers into/out of Level 1 or Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.75% and declining to 0.60% as the average daily net assets of the Fund increase. For the year ended December 31, 2012, the advisory fee was equivalent to an annual rate of 0.75% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee of 0.08% of the average daily net assets of each class.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.89% for Class 1 and 1.14% for Class 2.

Distribution fees

The Trust has adopted a Distribution Plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2012 were $9,564,587 and $21,082,408, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended December 31, 2012, the Fund entered into written options for economic hedging purposes.

During the year ended December 31, 2012, the Fund had written call option activities as follows:

	Number of contracts	Premiums received
Options outstanding at December 31, 2011	0	$0
Options written	609	143,396
Options expired	(72)	(10,381)
Options terminated in closing purchase transactions	(471)	(122,943)
Options exercised	(6)	(2,260)
Options outstanding at December 31, 2012	60	$7,812

24	Wells Fargo Advantage VT Small Cap Value Fund	Notes to financial statements

Open call options written at December 31, 2012 were as follow for the Fund:

Expiration date		Number of contracts	Strike Price	Value
1/19/2013	Amarin Corporation plc ADR	14	$11	$(210)
1/19/2013	Carpenter Technology Corporation	2	50	(336)
1/19/2013	Chicago Bridge & Iron Company NV	2	46	(260)
1/19/2013	GameStop Corporation Class A	20	25	(1,980)
2/16/2013	Carpenter Technology Corporation	2	50	(528)
2/16/2013	GameStop Corporation Class A	20	24	(4,020)

The Fund had outstanding written options with total premiums received that averaged $9,787 during the year ended December 31, 2012.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

7. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds and certain other funds) are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended December 31, 2012, the Fund paid $132 in commitment fees.

For the year ended December 31, 2012, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $601,319 and $552,989 of ordinary income for the years ended December 31, 2012 and December 31, 2011, respectively.

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$477,961	$5,130,275	($13,052,503)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

Report of independent registered public accounting firm	Wells Fargo Advantage VT Small Cap Value Fund	25

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage VT Small Cap Value Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage VT Small Cap Value Fund as of December 31, 2012, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 22, 2013

26	Wells Fargo Advantage VT Small Cap Value Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 44.70% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2012.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage VT Small Cap Value Fund	27

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 140 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees. Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/13/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director, General Counsel, and Vice Chair of The Tree Trust (non-profit corporation). Director and General Counsel of The American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

28	Wells Fargo Advantage VT Small Cap Value Fund	Other information (unaudited)

Officer

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 79 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available,without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

List of abbreviations	Wells Fargo Advantage VT Small Cap Value Fund	29

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American depositary receipt
ADS	— American depositary shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
CR	— Custody receipts
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUF	— Hungarian forint
IBC	— Insured bond certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TCR	— Transferable custody receipts
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com . Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

214187 02-13 AVT8/AR154 12-12

Wells Fargo Advantage

VT Total Return Bond Fund

Annual Report

December 31, 2012

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $217 billion in assets under management, as of December 31, 2012.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short Duration Government Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term High Yield Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term Municipal Bond Fund
Core Bond Fund	International Bond Fund	Strategic Income Fund
Emerging Markets Local Bond Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Ultra Short-Term Income Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Wisconsin Tax-Free Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage VT Total Return Bond Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Fixed-incomeperformance was best among corporate bonds and commercial mortgage-backed securities (CMBS), as continued monetary accommodation from the U.S. Federal Reserve (Fed) strengthened the demand for securities with higher yields.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage VT Total Return Bond Fund, which covers the 12-month period that ended December 31, 2012. During the period, fixed-income performance was best among corporate bonds and commercial mortgage-backed securities (CMBS), as continued monetary accommodation from the U.S. Federal Reserve (Fed) strengthened the demand for securities with higher yields. The lower-rated credit tiers and longest-maturity segments of the fixed-income market outperformed the higher-quality and shorter-maturity segments.

Improving economic trends in the U.S. were once again undermined by the European sovereign debt crisis.

The first two months of 2012 continued the trends that started in December 2011; investor confidence strengthened as the U.S. economy demonstrated signs of sustainable growth, and U.S. credit markets began to show some resistance to the credit problems of Europe. During these months, the lowest-rated credit tiers of the U.S. domestic fixed-income markets generally performed best while inflation expectations once again began to increase. During this time, it looked as though the U.S. economy would continue to strengthen throughout much of 2012 and that lower-rated corporate bonds were poised to provide some of the best returns. Extraordinarily low interest rates made debt refinancing fluid for bond issuers while at the same time corporate earnings and balance sheet fundamentals continued to strengthen. Thus, lower-rated credit tiers outperformed each respectively higher-rated credit tier during these months.

But, these trends would be undermined by the woes of Europe and would not last. By early May, the viability of the euro was being debated as Greece neared default on its sovereign debt and hinted at the possibility of exiting the euro. Consequently, global investors rallied to the U.S. Treasury market, driving long-term yields to some of their lowest levels on record in May and early June 2012. Suddenly, the highest-rated credit tiers were the best performers while the lower-rated credit tiers were out of favor.

For several weeks, it appeared that investors would continue to prefer higher quality over the riskier asset classes as long as the problems in Europe persisted, but by mid-June 2012, these trends began to reverse as credit market confidence refortified in the U.S. The second half of June 2012 and the entire month of July 2012 saw some of the strongest performance in the lower-rated and longer-maturity segments of the fixed-income markets from all of 2012. The A-rated, BBB-rated, and BB-rated1 segments of the markets performed best, as investors rallied to the higher yield and more moderate credit risk of those mid-grade credit tiers.

Credit sectors rallied for much of the second half of 2012, outperforming U.S. Treasuries.

As policymaking in Europe during the summer months of 2012 began to reassure global credit markets that the euro was irreversible and that all appropriate measures would be taken to bolster European debt markets, lower-rated securities in the U.S. once again rallied in price, significantly outpacing the returns from U.S. Treasuries. Corporate bonds and CMBS were once again the best-performing sectors of the core fixed-income markets throughout most of the second half of 2012.

1.	The ratings indicated are from Standard & Poor’s. Credit-quality ratings apply to the underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

Letter to shareholders (unaudited)	Wells Fargo Advantage VT Total Return Bond Fund	3

In December 2012, the Fed reaffirmed its commitment to highly accommodative monetary policy, citing its dual mandate of fostering maximum employment and price stability. For the first time since the financial crisis began in 2008, the Fed formally announced specific target ranges that could trigger a change to its highly accommodative monetary policy, most notably that exceptionally low interest rates would be appropriate at least as long as the unemployment rate remained above 6.5% and inflation expectations were no more than half a percentage point above its 2.0% inflation target. These thresholds were the first official measures of when and how a change to monetary policy may take effect.

Overall, the theme for the 12-month period in the U.S. fixed-income markets was a continued rally of mid-grade and lower-rated debt securities despite intermittent escalations in risk aversion that temporarily interrupted those trends, most notably in April, May, and June 2012. On the whole, most credit-related sectors generated relatively generous returns during the 12-month period considering the extraordinarily low level of interest rates. Corporate bonds and CMBS generally performed exceedingly well, followed by asset-backed securities and mortgage-backed securities. Additionally, longer-maturity securities performed the best, with each respectively longer-maturity range outperforming the one shorter than it. Thus, investment strategies that focused on mid-rated credit tiers and longer-maturity securities generally saw the strongest returns during the period.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 110 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Most credit-related sectors generated relatively generous returns during the 12-month period considering the extraordinarily low level of interest rates.

4	Wells Fargo Advantage VT Total Return Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of income and capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Troy Ludgood

Thomas O’Connor, CFA

Average annual total returns (%) as of December 31, 2012

					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[2]
Class 2	9-20-1999	6.10	7.12	6.01	0.92	0.91
Barclays U.S. Aggregate Bond Index[3]	–	4.21	5.95	5.18	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-222-8222. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If sales loads or charges had been reflected, performance would have been lower.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT Total Return Bond Fund	5

Growth of $10,000 investment[4] as of December 31, 2012

1.	Reflects the expense ratio as stated in the most recent prospectus.

2.	The Adviser has committed through July 18, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.90% for Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

3.	The Barclays U.S. Aggregate Bond Index is composed of the Barclays U.S. Government/Credit Index and the Barclays U.S. Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

4.	The chart compares the performance of Class 2 shares for the most recent ten years of the Fund with the Barclays U.S. Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

5.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

6.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage VT Total Return Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed the Barclays U.S. Aggregate Bond Index for the 12-month period that ended December 31, 2012, primarily benefiting from sector overweights and specific security selections in agency mortgages, corporate bonds, commercial mortgage-backed securities (CMBS), and asset-backed securities (ABS).

■	Specific securities within the structured product sectors added excess returns throughout the period, most notably agency mortgage pools, collateralized mortgage obligations, to-be-announced mortgage-backed securities, and hybrid adjustable-rate mortgages.

■	Our overweight in 2006 and 2007 vintage 30% credit-enhanced CMBS contributed to performance, as did our overweight in FFELP (Family Federal Education Loan Program) student loan floating-rate securities. Detracting from performance was our overweight in new issue CMBS 3.0% coupon bonds, which did not appreciate in price as significantly as the CMBS sector within the index.

■	In the corporate/credit sector, overweight positions in The Goldman Sachs Group, Incorporated, Lazard Limited, and Petrobras contributed while overweight positions in the Inter-American Development Bank, Pernod-Ricard, and the New Jersey Transportation Trust Fund Authority detracted.

Despite intermittent volatility, lower-rated core bonds outperformed U.S. Treasuries during the period.

The period began with strong performance from the credit and structured product spread sectors, driven by the European Central Bank’s liquidity operations, stronger-than-expected U.S. employment data, and prospects for further rounds of quantitative easing in the U.S. from the Federal Reserve (Fed). However, these sentiments shifted in the second quarter of 2012 as uncertainty about the economic recovery in the U.S. returned and the credit crisis in Europe resurfaced. Consequently, lower-rated fixed income securities that had performed well in the opening months of the year suddenly went out of favor in April, May, and June while investors once again rallied to U.S. Treasuries.

Credit market confidence refortified in the second half of June 2012 and through July 2012 as central bank stimulus measures in both the U.S. and Europe bolstered investor sentiments. The Fed embarked on its third attempt at reviving economic growth by expanding the monetary base through quantitative easing (QE3), announcing intentions to purchase $40 billion per month of mortgage debt to support the housing recovery, boost growth, and reduce unemployment. Lower-rated securities rallied strongly in the third quarter, outperforming U.S. Treasuries.

Monetary policy continued to support technical pricing in the fixed-income markets into the fourth quarter of the year, benefiting the lower-rated credits tiers the most, while U.S. Treasuries continued to underperform. Low levels of supply in the structured product sectors combined with strong global demand for higher-yielding spreads continued to support lower-rated security prices through the end of the year.

Ten largest long-term holdings[5] (%) as of December 31, 2012
FNMA, 2.50%, 2/08/2028	2.50
U.S. Treasury Note, 0.38%,11/15/2015	2.48
U.S. Treasury Note, 0.38%, 4/15/2015	2.35
U.S. Treasury Note, 0.25%,12/15/2015	2.04
FNMA, 3.00%, 3/07/2043	1.70
FNMA, 4.00%, 9/01/2042	1.55
U.S. Treasury Note, 0.25%,10/15/2015	1.48
FHLMC, 4.00%, 6/01/2042	1.45
U.S. Treasury Note, 0.63%, 12/31/2017	1.43
Chase Issuance Trust Series 2012-A6 Class A, 0.34%, 8/15/2017	1.40

We remained overweight in structured products and corporate bonds while making tactical shifts throughout the period.

During the period, the Fund benefited from various tactical shifts in specific securities within our structured product and corporate/credit sectors. We maintained an overweight in agency mortgages on a risk-adjusted basis throughout 2012, finding many relative-value trading opportunities within the sector. We reduced our overweight in the third quarter as mortgages tightened on the heels of the Fed’s QE3 announcement, but increased the overweight in the fourth quarter as technicals remained strong for lower coupons.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT Total Return Bond Fund	7

We remained overweight in the CMBS and ABS sectors throughout the year. In the first half of 2012, we reduced exposure to 2004–2006 vintage CMBS bonds while adding exposure to 2007 vintage and new issue CMBS, both of which underperformed the index on a risk-adjusted basis. During the third and fourth quarters, we increased our overweight in new issue seven- to 10-year CMBS and also sold some on strong relative performance.

In corporate/credit, we increased our allocation from a slight underweight at the end of 2011 to an overweight position in the first quarter of 2012. We maintained a modest overweight throughout the rest of the year. At year-end, our largest overweight positions were real estate investment trusts, local government issues, and financial sector bonds. We were generally underweight in information technology and telecommunication services at year-end because we believed those sectors to be overpriced.

Portfolio allocation[6] as of December 31, 2012

We believe that significant monetary accommodation is likely to continue in 2013.

In our view, the global economy appears to be improving from a low base. Manufacturing activity appears to be rising in the U.S. and most emerging markets, while stabilizing in Europe. Credit conditions continue to strengthen domestically and appear to have turned the corner abroad. Consumer confidence is also rising, supporting the housing and auto sectors. The wildcard that remains is any lagged effect of fiscal tightening in the U.S. and Europe, which could be a drag against the underlying momentum.

In our view, the Fed and most central banks around the world are likely to continue providing highly accommodative monetary policy in 2013, preserving an extraordinarily low interest-rate environment and potentially favorable conditions for fixed-income securities. As the year progresses, we anticipate heightened sensitivity to the potential timing of when accommodative monetary policy may begin to shift.

In light of these conditions, we intend to continue overweighting the spread sectors at the outset of 2013 while watching for any significant indications that monetary accommodation may change. Guided by our strategy of trading in specific security selections, we continue to be positioned with modest overweights to CMBS, ABS, agency mortgages, and corporate securities and an underweight in U.S. Treasuries. We continue to maintain a neutral duration going into the next year and are focused on security selection as the primary driver of returns. We believe the Fund has ample capacity to execute our strategy of trading for relative-value opportunities as they arise.

Please see footnotes on page 5.

8	Wells Fargo Advantage VT Total Return Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2012	Ending account value 12-31-2012	Expenses paid during the period[1]	Net annual expense ratio
Class 2
Actual	$1,000.00	$1,028.22	$4.59	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	$4.57	0.90%

1.	Expenses paid is equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—December 31, 2012	Wells Fargo Advantage VT Total Return Bond Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 34.70%
FHLMC %%	2.50%	2-1-2028	$700,000	$729,422
FHLMC %%	2.50	3-1-2028	800,000	832,125
FHLMC	3.00	7-1-2032	40,382	42,725
FHLMC	3.00	9-1-2032	107,991	114,256
FHLMC	3.00	8-1-2042	74,484	78,107
FHLMC	3.00	10-1-2042	28,907	30,313
FHLMC %%	3.00	2-1-2043	300,000	312,984
FHLMC %%	3.00	3-1-2043	200,000	208,219
FHLMC	3.50	8-1-2032	68,446	74,441
FHLMC	3.50	9-1-2032	175,438	190,103
FHLMC	3.50	12-1-2032	88,000	96,030
FHLMC	4.00	11-15-2037	79,195	81,368
FHLMC	4.00	4-1-2042	444,590	491,881
FHLMC	4.00	6-1-2042	93,927	104,293
FHLMC	4.00	6-1-2042	198,006	219,860
FHLMC	4.00	6-1-2042	1,206,292	1,334,605
FHLMC	4.00	11-1-2042	72,898	80,944
FHLMC	4.00	12-1-2042	170,845	189,701
FHLMC	4.50	9-1-2042	90,410	101,482
FHLMC	5.00	8-1-2039	545,795	614,598
FHLMC	5.00	4-1-2041	78,789	88,746
FHLMC	5.00	5-1-2041	68,659	77,336
FHLMC	5.00	7-1-2041	266,226	299,869
FHLMC	5.00	8-1-2041	593,711	668,740
FHLMC	5.00	4-1-2042	69,397	78,146
FHLMC	5.50	7-1-2038	229,351	258,729
FHLMC ±	5.58	10-1-2038	24,060	26,023
FHLMC ±	5.72	11-1-2037	1,249	1,349
FHLMC ±	5.89	3-1-2037	4,522	4,907
FHLMC	6.00	3-1-2034	30,739	34,182
FHLMC	6.00	2-1-2035	26,188	29,121
FHLMC	6.00	12-1-2035	384,901	428,009
FHLMC Series 2980 Class QA	6.00	5-15-2035	552,385	621,672
FHLMC Series 3529 Class AG	6.50	4-15-2039	260,973	294,635
FHLMC Series 3622 Class WA	5.50	9-15-2039	177,517	194,886
FHLMC Series K003 Class AAB	4.77	5-25-2018	151,000	168,890
FHLMC Series K005 Class A2	4.32	11-25-2019	127,000	147,599
FHLMC Series T-48 Class 1A3 ±	6.16	7-25-2033	2,790	3,308
FHLMC Series T-57 Class 1A3	7.50	7-25-2043	30,416	35,210
FHLMC Series T-59 Class 1A3	7.50	10-25-2043	41,559	47,686
FHLMC Series T-60 Class 1A3	7.50	3-25-2044	43,154	51,578
FNMA %%	2.50	2-1-2028	2,200,000	2,296,938
FNMA %%	2.50	3-1-2028	1,100,000	1,146,406
FNMA	3.00	6-1-2032	73,235	76,923
FNMA	3.00	7-1-2032	46,321	48,654
FNMA	3.00	8-1-2032	66,189	69,522
FNMA	3.00	12-25-2042	981,606	1,026,276
FNMA	3.00	12-25-2042	89,876	93,636
FNMA %%	3.00	2-1-2043	900,000	941,063
FNMA %%	3.00	3-1-2043	1,500,000	1,564,922

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage VT Total Return Bond Fund	Portfolio of investments—December 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	3.50%	4-1-2032	$186,361	$200,768
FNMA	3.50	8-1-2032	166,413	180,370
FNMA	3.50	9-1-2032	243,316	261,518
FNMA	3.50	9-1-2032	118,035	127,935
FNMA	3.50	11-1-2032	24,800	26,880
FNMA	3.50	11-1-2032	58,807	63,739
FNMA	3.50	11-1-2032	36,874	39,967
FNMA	3.50	12-1-2042	195,689	211,673
FNMA	3.50	12-1-2042	225,591	244,018
FNMA	4.00	7-1-2042	486,674	540,936
FNMA	4.00	7-1-2042	223,282	248,177
FNMA	4.00	8-1-2042	1,052,725	1,170,100
FNMA	4.00	9-1-2042	1,279,994	1,422,709
FNMA	4.00	10-1-2042	660,687	734,351
FNMA	4.00	11-1-2042	394,717	438,727
FNMA	4.00	11-1-2042	100,843	112,087
FNMA (a)	4.00	1-14-2043	204,000	226,745
FNMA (a)	4.00	1-25-2043	71,000	78,916
FNMA	5.00	4-1-2040	420,977	458,127
FNMA	5.00	3-1-2041	24,365	27,566
FNMA	5.00	5-1-2041	100,941	113,761
FNMA	5.00	6-1-2041	59,373	66,914
FNMA	5.00	6-1-2041	88,689	100,340
FNMA	5.00	6-1-2041	75,821	85,450
FNMA	5.00	7-1-2041	23,872	26,904
FNMA	5.00	7-1-2041	719,877	815,350
FNMA	5.00	7-1-2041	44,350	48,416
FNMA	5.00	8-1-2041	103,837	117,478
FNMA	5.00	8-1-2041	57,666	64,989
FNMA	5.00	8-1-2041	60,259	67,912
FNMA	5.00	8-1-2041	281,585	318,578
FNMA	5.00	8-1-2041	58,629	66,405
FNMA	5.00	9-1-2041	139,870	157,634
FNMA	5.00	9-1-2041	76,510	86,562
FNMA ±	5.19	1-1-2036	69,496	73,382
FNMA	5.50	9-1-2034	43,066	46,603
FNMA	5.50	4-1-2036	38,521	41,890
FNMA	5.50	1-15-2038	101,278	109,441
FNMA	5.50	7-1-2039	46,691	53,518
FNMA ±	5.96	9-1-2037	14,093	15,388
FNMA	6.00	3-1-2034	563,556	628,289
FNMA	6.00	8-1-2034	35,054	39,155
FNMA	6.00	8-1-2034	50,704	56,511
FNMA	6.00	11-1-2034	54,352	60,439
FNMA	6.00	4-1-2035	168,813	187,719
FNMA	6.00	4-1-2035	18,229	20,318
FNMA	6.00	4-1-2035	16,904	18,882
FNMA	6.00	12-1-2035	130,595	145,875
FNMA	6.00	8-1-2036	187,104	208,060
FNMA	6.00	7-1-2037	330,908	367,953

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2012	Wells Fargo Advantage VT Total Return Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	6.00%	7-1-2037	$53,218	$59,445
FNMA	6.00	10-1-2038	199,028	217,898
FNMA ±	6.27	9-1-2037	163,922	179,689
FNMA	7.00	2-25-2042	165,278	183,725
FNMA Series 2002-33 Class A2	7.50	6-25-2032	32,702	40,008
FNMA Series 2003-W17 Class 1A7	5.75	8-25-2033	85,000	98,949
FNMA Series 2005-5 Class PA	5.00	1-25-2035	50,428	54,761
FNMA Series 2006-56 Class CA	6.00	7-25-2036	29,102	32,267
FNMA Series 2009-30 Class AD	6.50	4-25-2039	159,051	173,059
FNMA Series 2009-93 Class PD	4.50	9-25-2039	67,461	73,456
FNMA Series 2009-M01 Class A2	4.29	7-25-2019	135,000	155,825
FNMA Series 2009-M02 Class A3	4.00	1-25-2019	232,000	263,131
FNMA Series 2010-054 Class EA	4.50	6-25-2040	242,685	265,066
FNMA Series 2010-M01 Class A2	4.45	9-25-2019	82,000	93,404
FNMA Series 2010-M03 Class A3 ±	4.33	3-25-2020	499,000	575,711
FNMA Series 2011-53 Class DT	4.50	6-25-2041	153,512	163,949
FNMA Series 2011-53 Class TN	4.00	6-25-2041	823,876	868,442
GNMA	6.00	1-15-2040	398,013	444,318
GNMA Series 2002-95 Class DB	6.00	1-25-2033	140,000	157,989

Total Agency Securities (Cost $31,148,894)				31,878,935

Asset-Backed Securities: 13.66%
Ally Auto Receivables Trust Series 2010-5 Class A4	1.75	3-15-2016	245,000	248,737
Ally Auto Receivables Trust Series 2011-1 Class A4	2.23	3-15-2016	302,000	308,787
Ally Auto Receivables Trust Series 2011-4 Class A2	0.65	3-17-2014	11,614	11,616
Ally Auto Receivables Trust Series 2012-4 Class A2	0.48	5-15-2015	303,000	303,044
Ally Master Owner Trust Series 2012-1 Class A1 ±	1.01	2-15-2017	195,000	196,674
Ally Master Owner Trust Series 2012-3 Class A1 ±	0.91	6-15-2017	148,000	148,913
Ally Master Owner Trust Series 2012-5 Class A	1.54	9-15-2019	114,000	114,369
American Express Credit Account Master Trust Series 2009-2 Class A ±	1.46	3-15-2017	110,000	112,205
American Express Credit Account Master Trust Series 2012-4 Class A ±	0.45	5-15-2020	330,000	330,635
AmeriCredit Automobile Receivables Trust Series 2012-4 Class A2	0.49	4-8-2016	126,000	126,059
AmeriCredit Automobile Receivables Trust Series 2012-4 Class A3	0.67	6-8-2017	102,000	102,038
BMW Floorplan Master Owner Trust Series 2012-1A Class A ±144A	0.61	9-15-2017	250,000	250,433
Chase Issuance Trust Series 2008-A13 Class A13 ±	1.81	9-15-2015	275,000	277,964
Chase Issuance Trust Series 2011-A2 Class A2 ±	0.30	5-15-2015	637,000	637,143
Chase Issuance Trust Series 2012-A10 Class A10 ±	0.47	12-16-2019	204,000	204,063
Chase Issuance Trust Series 2012-A6 Class A ±	0.34	8-15-2017	1,287,000	1,288,024
Chase Issuance Trust Series 2012-A8 Class A8	0.54	10-16-2017	224,000	223,791
Developers Diversified Realty Corporation Trust Series 2009-DDR1 Class A 144A	3.81	10-14-2022	255,506	266,596
Ford Credit Floorplan Master Trust Series 2012-4 Class A2 ±	0.56	9-15-2016	360,000	360,124
GE Capital Credit Card Master Note Trust Series 2011-1 Class A ±	0.76	1-15-2017	100,000	100,502
Honda Auto Receivables Owner Trust Series 2010-3 Class A4	0.94	12-21-2016	230,000	231,017
Honda Auto Receivables Owner Trust Series 2012-3 Class A2	0.46	12-15-2014	90,000	90,067
MMCA Automobile Trust Series 2011-A Class A4 144A	2.02	10-17-2016	116,000	118,054
Nelnet Student Loan Trust Series 2005-1 Class A5 ±	0.43	10-25-2033	293,000	272,520
Nelnet Student Loan Trust Series 2005-2 Class A5 ±	0.41	3-23-2037	396,000	371,019
Nelnet Student Loan Trust Series 2006-1 Class A4 ±	0.40	11-23-2022	412,004	410,898
Nelnet Student Loan Trust Series 2006-2 Class A4 ±	0.40	10-26-2026	504,909	504,399

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage VT Total Return Bond Fund	Portfolio of investments—December 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Agency-Backed Securities (continued)
Nelnet Student Loan Trust Series 2007-1 Class A3 ±	0.38%	5-27-2025	$153,000	$144,378
Nelnet Student Loan Trust Series 2007-2A Class A3L ±144A	0.66	3-25-2026	526,000	512,114
Nelnet Student Loan Trust Series 2012-5 Class A ±144A	0.81	10-27-2036	237,802	236,229
Nissan Master Owner Trust Receivables Series 2012-A Class A ±	0.68	5-15-2017	84,000	84,200
Santander Drive Auto Receivables Series 2012-3 Class A2	0.83	4-15-2015	89,820	90,004
Santander Drive Auto Receivables Series 2012-5 Class A2	0.57	12-15-2015	78,000	78,076
Santander Drive Auto Receivables Series 2012-5 Class A3	0.83	12-15-2016	51,000	51,266
Santander Drive Auto Receivables Series 2012-6 Class A3	0.62	7-15-2016	56,000	56,006
SLM Student Loan Trust Series 2003-12 Class A5 ±144A	0.59	9-15-2022	183,613	183,633
SLM Student Loan Trust Series 2004-5A Class A5 ±144A	0.92	10-25-2023	251,000	252,499
SLM Student Loan Trust Series 2005-6 Class A5 ±	1.52	7-27-2026	100,000	102,580
SLM Student Loan Trust Series 2005-9 Class A4 ±	0.42	1-25-2023	53,391	53,409
SLM Student Loan Trust Series 2006-6 Class A2 ±	0.40	10-25-2022	99,113	98,988
SLM Student Loan Trust Series 2006-8 Class A4 ±	0.40	10-25-2021	248,563	247,728
SLM Student Loan Trust Series 2007-2 Class A2 ±	0.32	7-25-2017	87,970	87,840
SLM Student Loan Trust Series 2007-4 Class A3 ±	0.38	1-25-2022	348,000	347,869
SLM Student Loan Trust Series 2011-C Class A1 ±144A	1.61	12-15-2023	288,104	290,903
SLM Student Loan Trust Series 2012-2 Class A ±	0.91	1-25-2029	269,350	272,831
SLM Student Loan Trust Series 2012-3 Class A ±	0.86	12-26-2025	213,338	215,600
SLM Student Loan Trust Series 2012-A Class A1 ±144A	1.61	8-15-2025	286,237	290,095
SLM Student Loan Trust Series 2012-B Class A1 ±144A	1.31	12-15-2021	270,430	272,502
SLM Student Loan Trust Series 2012-C Class A1 ±144A	1.31	8-15-2023	231,010	232,949
SLM Student Loan Trust Series 2012-E Class A1 ±144A	0.96	10-16-2023	309,241	310,372
SLM Student Loan Trust Series 2012-E Class A2 ±144A	1.96	6-15-2045	233,000	233,483
SMS Student Loan Trust Series 2000-A Class A2 ±	0.50	10-28-2028	95,784	95,551
SMS Student Loan Trust Series 2000-B Class A2 ±	0.51	4-28-2029	93,972	93,282

Total Asset-Backed Securities (Cost $12,478,027)				12,544,078

Corporate Bonds and Notes: 19.61%

Consumer Discretionary: 1.61%

Automobiles: 0.51%
Daimler Finance North America LLC 144A	1.30	7-31-2015	215,000	216,232
Daimler Finance North America LLC 144A	1.88	9-15-2014	245,000	249,016

				465,248

Diversified Consumer Services: 0.08%
University of Pennsylvania	4.67	9-1-2112	70,000	78,135

Hotels, Restaurants & Leisure: 0.12%
Wyndham Worldwide Corporation	2.95	3-1-2017	55,000	56,224
Wyndham Worldwide Corporation	4.25	3-1-2022	55,000	56,730

				112,954

Media: 0.70%
CC Holdings GS V LLC 144A	3.85	4-15-2023	100,000	101,611
DIRECTV Holdings LLC	3.80	3-15-2022	70,000	72,138
DIRECTV Holdings LLC	5.15	3-15-2042	25,000	25,213
NBCUniversal Media LLC	2.88	1-15-2023	111,000	111,337

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2012	Wells Fargo Advantage VT Total Return Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Media (continued)
NBCUniversal Media LLC	4.45%	1-15-2043	$79,000	$79,747
News America Incorporated	6.15	3-1-2037	55,000	67,325
News America Incorporated	6.15	2-15-2041	41,000	51,783
Omnicom Group Incorporated	3.63	5-1-2022	55,000	57,231
Time Warner Cable Incorporated	4.50	9-15-2042	75,000	72,920

				639,305

Specialty Retail: 0.20%
Gap Incorporated	5.95	4-12-2021	161,000	184,018

Consumer Staples: 1.70%

Beverages: 1.13%
Anheuser Busch InBev Worldwide Incorporated	0.80	7-15-2015	310,000	310,787
Anheuser Busch InBev Worldwide Incorporated	1.38	7-15-2017	255,000	257,595
PepsiCo Incorporated	1.25	8-13-2017	181,000	181,615
PepsiCo Incorporated	2.50	5-10-2016	105,000	110,557
The Coca-Cola Company	1.80	9-1-2016	170,000	175,535

				1,036,089

Food & Staples Retailing: 0.06%
Wal-Mart Stores Incorporated	5.63	4-15-2041	45,000	58,753

Food Products: 0.37%
ConAgra Foods Incorporated	1.35	9-10-2015	70,000	69,992
Kraft Foods Incorporated 144A	6.50	2-9-2040	95,000	124,521
Tyson Foods Incorporated	4.50	6-15-2022	130,000	140,578

				335,091

Tobacco: 0.14%
Philip Morris International Incorporated	1.13	8-21-2017	131,000	130,535

Energy: 1.61%

Oil, Gas & Consumable Fuels: 1.61%
Apache Corporation	2.63	1-15-2023	125,000	124,612
Apache Corporation	4.25	1-15-2044	70,000	71,285
DCP Midstream Operating Company	2.50	12-1-2017	160,000	159,089
DCP Midstream Operating Company	4.95	4-1-2022	134,000	142,047
El Paso Pipeline Partners Operating LLC	4.10	11-15-2015	110,000	117,981
El Paso Pipeline Partners Operating LLC	4.70	11-1-2042	50,000	48,875
Energen Corporation	4.63	9-1-2021	110,000	114,495
Energy Transfer Partners LP	6.50	2-1-2042	38,000	46,398
EOG Resources Incorporated	2.63	3-15-2023	33,000	33,191
Kerr-McGee Corporation	6.95	7-1-2024	150,000	189,820
Kinder Morgan Energy Partners LP	5.00	8-15-2042	40,000	42,265
Marathon Petroleum Corporation	6.50	3-1-2041	48,000	60,653
MidAmerican Energy Holdings Company	6.50	9-15-2037	30,000	39,742
Murphy Oil Corporation	3.70	12-1-2022	100,000	99,505
Murphy Oil Corporation	5.13	12-1-2042	25,000	24,262
Rowan Companies Incorporated	5.40	12-1-2042	75,000	75,740

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage VT Total Return Bond Fund	Portfolio of investments—December 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels (continued)
Western Gas Partners	4.00%	7-1-2022	$52,000	$54,729
Western Gas Partners	5.38	6-1-2021	30,000	34,302

				1,478,991

Financials: 8.78%

Capital Markets: 0.90%
Goldman Sachs Group Incorporated	5.75	1-24-2022	45,000	53,146
Goldman Sachs Group Incorporated	6.15	4-1-2018	120,000	140,921
Goldman Sachs Group Incorporated	6.25	2-1-2041	45,000	55,059
Goldman Sachs Group Incorporated	6.75	10-1-2037	25,000	28,265
Lazard Group LLC	6.85	6-15-2017	215,000	248,423
Lazard Group LLC	7.13	5-15-2015	150,000	166,741
Morgan Stanley	5.50	7-28-2021	115,000	130,441

				822,996

Commercial Banks: 0.54%
BB&T Corporation	1.45	1-12-2018	205,000	205,838
HSBC USA Incorporated	2.38	2-13-2015	140,000	143,999
Inter-American Development Bank Series EMTN	3.88	10-28-2041	116,000	126,333
PNC Financial Services Group Incorporated	2.85	11-9-2022	24,000	24,111

				500,281

Consumer Finance: 0.77%
American Express Credit Corporation	1.75	6-12-2015	235,000	239,905
Ford Motor Credit Company LLC	2.75	5-15-2015	230,000	234,715
Ford Motor Credit Company LLC	5.88	8-2-2021	200,000	232,683

				707,303

Diversified Financial Services: 3.99%
Bank of America Corporation	1.50	10-9-2015	360,000	361,811
Bank of America Corporation	5.70	1-24-2022	25,000	30,033
Bank of America Corporation	5.88	1-5-2021	45,000	53,828
Bank of America Corporation	6.00	9-1-2017	125,000	146,328
Citigroup Incorporated	2.65	3-2-2015	74,000	76,198
Citigroup Incorporated	4.45	1-10-2017	156,000	172,765
Citigroup Incorporated	4.50	1-14-2022	198,000	220,677
Citigroup Incorporated	5.88	1-30-2042	25,000	30,764
Citigroup Incorporated	6.13	5-15-2018	22,000	26,355
General Electric Capital Corporation	1.00	12-11-2015	110,000	110,433
General Electric Capital Corporation	1.63	7-2-2015	145,000	147,395
General Electric Capital Corporation	2.10	12-11-2019	45,000	45,087
General Electric Capital Corporation	3.15	9-7-2022	231,000	235,737
General Electric Capital Corporation	5.55	5-4-2020	115,000	136,592
General Electric Capital Corporation	5.88	1-14-2038	45,000	54,136
General Electric Capital Corporation	6.88	1-10-2039	50,000	67,785
JPMorgan Chase & Company	1.10	10-15-2015	158,000	157,982
JPMorgan Chase & Company	2.00	8-15-2017	182,000	185,847
JPMorgan Chase & Company	3.25	9-23-2022	47,000	48,343
JPMorgan Chase & Company	4.50	1-24-2022	45,000	50,852

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2012	Wells Fargo Advantage VT Total Return Bond Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Diversified Financial Services (continued)
JPMorgan Chase & Company	4.65%	6-1-2014	$142,000	$149,612
JPMorgan Chase & Company	5.40	1-6-2042	49,000	58,872
Murray Street Investment Trust I	4.65	3-9-2017	345,000	373,054
Private Export Funding	1.45	8-15-2019	230,000	231,815
Private Export Funding	2.05	11-15-2022	220,000	219,370
Private Export Funding	2.45	7-15-2024	185,000	188,131
Safina Limited	1.55	1-15-2022	88,741	88,690

				3,668,492

Insurance: 1.31%
American International Group Incorporated	4.88	6-1-2022	91,000	103,776
American International Group Incorporated	6.40	12-15-2020	70,000	86,777
Berkshire Hathaway Financial Incorporated	4.40	5-15-2042	35,000	36,095
Liberty Mutual Group Incorporated 144A	6.50	5-1-2042	61,000	68,446
Markel Corporation	4.90	7-1-2022	65,000	70,600
MetLife Global Funding I ±144A	0.66	3-19-2014	485,000	485,464
MetLife Incorporated	4.13	8-13-2042	36,000	35,889
OneBeacon US Holdings Incorporated	4.60	11-9-2022	55,000	56,489
Prudential Financial Incorporated	5.63	5-12-2041	30,000	34,100
Prudential Financial Incorporated ±	5.63	6-15-2043	55,000	56,997
Swiss Re Treasury US Corporation 144A	2.88	12-6-2022	55,000	54,976
Swiss Re Treasury US Corporation 144A	4.25	12-6-2042	55,000	54,328
WR Berkley Corporation	4.63	3-15-2022	56,000	59,960

				1,203,897

REITs: 1.27%
Boston Properties LP	3.85	2-1-2023	115,000	120,667
DDR Corporation	4.63	7-15-2022	105,000	114,470
Equity One Incorporated	3.75	11-15-2022	46,000	45,392
Federal Realty Investment Trust	3.00	8-1-2022	55,000	54,380
HCP Incorporated	2.63	2-1-2020	45,000	44,784
HCP Incorporated	3.75	2-1-2019	160,000	168,731
HCP Incorporated	5.65	12-15-2013	150,000	156,899
Simon Property Group LP 144A	1.50	2-1-2018	170,000	168,975
Simon Property Group LP	2.75	2-1-2023	90,000	89,839
Ventas Realty LP	2.00	2-15-2018	100,000	100,026
Ventas Realty LP	3.25	8-15-2022	100,000	97,939

				1,162,102

Health Care: 1.92%

Biotechnology: 0.49%
Amgen Incorporated	5.15	11-15-2041	25,000	28,051
Amgen Incorporated	5.38	5-15-2043	120,000	141,055
Celgene Corporation	3.25	8-15-2022	185,000	188,369
Gilead Sciences Incorporated	4.50	4-1-2021	85,000	97,048

				454,523

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage VT Total Return Bond Fund	Portfolio of investments—December 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Health Care Equipment & Supplies: 0.11%
Boston Scientific Corporation	6.40%	6-15-2016	$90,000	$103,426

Health Care Providers & Services: 0.66%
Coventry Health Care Incorporated	5.95	3-15-2017	130,000	151,073
Express Scripts Holding Company 144A	2.10	2-12-2015	200,000	203,718
Express Scripts Holding Company 144A	2.65	2-15-2017	35,000	36,367
UnitedHealth Group Incorporated	2.75	2-15-2023	5,000	5,039
UnitedHealth Group Incorporated	3.95	10-15-2042	28,000	27,790
WellPoint Incorporated	1.25	9-10-2015	35,000	35,274
WellPoint Incorporated	1.88	1-15-2018	50,000	50,602
WellPoint Incorporated	3.13	5-15-2022	47,000	47,437
WellPoint Incorporated	4.63	5-15-2042	45,000	46,334

				603,634

Life Sciences Tools & Services: 0.09%
Life Technologies Corporation	5.00	1-15-2021	70,000	78,810

Pharmaceuticals: 0.57%
AbbVie Incorporated 144A	1.20	11-6-2015	240,000	241,583
AbbVie Incorporated 144A	2.00	11-6-2018	110,000	111,373
Teva Pharma Finance Investment LLC	2.25	3-18-2020	88,000	88,703
Watson Pharmaceuticals Incorporated	1.88	10-1-2017	83,000	84,061

				525,720

Industrials: 0.70%

Aerospace & Defense: 0.16%
Precision Castparts Corporation	2.50	1-15-2023	99,000	99,514
Precision Castparts Corporation	3.90	1-15-2043	49,000	50,100

				149,614

Building Products: 0.08%
Owens Corning Incorporated	4.20	12-15-2022	68,000	69,078

Electrical Equipment: 0.29%
Eaton Corporation 144A	0.95	11-2-2015	130,000	130,385
Eaton Corporation 144A	2.75	11-2-2022	105,000	104,551
Eaton Corporation 144A	4.00	11-2-2032	35,000	35,904

				270,840

Road & Rail: 0.17%
ERAC USA Finance LLC 144A	3.30	10-15-2022	35,000	35,394
ERAC USA Finance LLC 144A	5.63	3-15-2042	107,000	118,207

				153,601

Information Technology: 0.52%

Semiconductors & Semiconductor Equipment: 0.27%
Intel Corporation	2.70	12-15-2022	150,000	149,609
Intel Corporation	4.00	12-15-2032	100,000	99,142

				248,751

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2012	Wells Fargo Advantage VT Total Return Bond Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Software: 0.25%
Oracle Corporation	1.20%	10-15-2017	$159,000	$159,413
Oracle Corporation	2.50	10-15-2022	68,000	68,530

				227,943

Materials: 0.08%

Chemicals: 0.08%
Dow Chemical Company	5.25	11-15-2041	65,000	72,283

Telecommunication Services: 0.98%

Diversified Telecommunication Services: 0.75%
AT&T Incorporated	0.80	12-1-2015	225,000	224,974
AT&T Incorporated	1.60	2-15-2017	140,000	141,599
AT&T Incorporated	2.63	12-1-2022	135,000	135,058
AT&T Incorporated	5.55	8-15-2041	115,000	137,608
CenturyLink Incorporated	7.65	3-15-2042	50,000	52,137

				691,376

Wireless Telecommunication Services: 0.23%
American Tower Corporation	4.50	1-15-2018	145,000	158,893
American Tower Corporation	5.05	9-1-2020	43,000	48,179

				207,072

Utilities: 1.71%

Electric Utilities: 1.21%
Alabama Power Company	3.85	12-1-2042	65,000	63,830
Ameren Corporation	2.70	9-1-2022	140,000	139,878
Ameren Corporation	8.88	5-15-2014	110,000	120,375
American Electric Power Company	1.65	12-15-2017	135,000	135,422
Arizona Public Service Company	4.50	4-1-2042	65,000	68,909
Duke Energy Indiana Incorporated	1.63	8-15-2017	70,000	70,158
Duke Energy Indiana Incorporated	4.20	3-15-2042	115,000	117,080
Niagara Mohawk Power Incorporated 144A	4.12	11-28-2042	55,000	53,667
PPL Capital Funding Incorporated	3.50	12-1-2022	75,000	76,253
Progress Energy Incorporated	3.15	4-1-2022	49,000	49,549
Progress Energy Incorporated	4.10	5-15-2042	55,000	56,106
Southwestern Electric Power Company	3.55	2-15-2022	150,000	158,251

				1,109,478

Gas Utilities: 0.14%
ONEOK Partners LP	2.00	10-1-2017	80,000	80,636
ONEOK Partners LP	6.13	2-1-2041	40,000	47,824

				128,460

Multi-Utilities: 0.36%
CMS Energy Corporation	2.75	5-15-2014	65,000	65,917
Dominion Resources Incorporated	8.88	1-15-2019	115,000	157,289
Public Service Colorado	3.60	9-15-2042	115,000	111,260

				334,466

Total Corporate Bonds and Notes (Cost $17,443,767)				18,013,265

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage VT Total Return Bond Fund	Portfolio of investments—December 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 1.11%

California: 0.27%
California Build America Bonds (Miscellaneous Revenue)	7.60%	11-1-2040	$80,000	$116,956
Los Angeles CA Community College District Build America Bonds (GO)	6.75	8-1-2049	95,000	130,483

				247,439

Illinois: 0.19%
Illinois Finance Authority (Tax Revenue)	5.37	3-1-2017	55,000	61,598
Illinois Finance Authority (Tax Revenue)	5.67	3-1-2018	50,000	56,824
Illinois Finance Authority (Tax Revenue)	5.88	3-1-2019	45,000	51,628

				170,050

Nevada: 0.15%
Clark County NV Airport Authority (Airport Revenue)	6.82	7-1-2045	95,000	134,764

New Jersey: 0.18%
New Jersey State Turnpike Authority (Transportation Revenue)	7.10	1-1-2041	119,000	168,748

New York : 0.13%
Port Authority of New York and New Jersey Consolidated Bonds Series 174 (Airport Revenue)	4.46	10-1-2062	125,000	122,653

Ohio : 0.04%
Ohio State University Taxable Series A (Education Revenue)	4.80	6-1-2111	35,000	38,918

Texas : 0.15%
North Texas Tollway Authority (Transportation Revenue)	6.72	1-1-2049	103,000	137,357

Total Municipal Obligations (Cost $837,159)				1,019,929

Non-Agency Mortgage Backed Securities: 6.76%
Banc of America Commercial Mortgage Trust Series 2004-6 Class A3	4.51	12-10-2042	9,696	9,810
Banc of America Commercial Mortgage Trust Series 2007-1 Class A4	5.45	1-15-2049	102,000	117,983
Bear Stearns Commercial Mortgage Securities Incorporated Series 2005-PWR7 Class A	4.95	2-11-2041	5,033	5,043
CFCRE Commercial Mortgage Trust Series 2011-C2 Class A4	3.83	12-15-2047	86,000	94,938
Citigroup Mortgage Loan Trust Incorporated Series 2005-C3 Class A4	4.86	5-15-2043	115,000	123,924
Commercial Mortgage Pass-Through Certificate Series 2001-J2 Class B 144A	6.30	7-16-2034	151,000	150,964
Commercial Mortgage Pass-Through Certificate Series 2012-CR1 Class A3	3.39	5-15-2045	153,000	164,691
Commercial Mortgage Pass-Through Certificate Series 2012-CR2 Class ASB	2.75	8-15-2045	115,000	120,323
Commercial Mortgage Pass-Through Certificate Series 2012-CR3 Class A3	2.82	11-15-2045	181,000	185,705
Commercial Mortgage Pass-Through Certificate Series 2012-CR3 Class ASB	2.37	11-15-2045	100,000	102,318
Commercial Mortgage Pass-Through Certificate Series 2012-LC4 Class A4	3.29	12-10-2044	169,000	180,962
Credit Suisse First Boston Mortgage Securities Corporation Series 2005-C1 Class A3	4.81	2-15-2038	33,486	34,305
Credit Suisse First Boston Mortgage Securities Corporation Series 2005-C2 Class A4	4.83	4-15-2037	157,000	168,777
Credit Suisse Mortgage Capital Certificates Series 2006-C5 Class A3	5.31	12-15-2039	463,000	525,604
Deutsche Bank UBS Securities Mortgage Trust Series 2011-LC2A Class A4 144A	4.54	7-10-2044	203,000	234,444
Discover Card Master Trust I Series 2011-A1 Class A1 ±	0.56	8-15-2016	453,000	454,217
GMAC Commercial Mortgage Securities Incorporated Series 2006-C1 Class AM ±	5.29	11-10-2045	88,000	94,823
Greenwich Capital Commercial Funding Corporation Series 2004-GG1 Class A7 ±	5.32	6-10-2036	73,612	76,717
Greenwich Capital Commercial Funding Corporation Series 2005-GG5 Class A5 ±	5.22	4-10-2037	276,000	304,941
Greenwich Capital Commercial Funding Corporation Series 2006-GG7 Class A4 ±	5.87	7-10-2038	150,000	172,244

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2012	Wells Fargo Advantage VT Total Return Bond Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage Backed Securities (continued)
GS Mortgage Securities Trust Corporation Series 2010-C1 Class A2 144A	4.59%	8-10-2043	$100,000	$116,717
GS Mortgage Securities Trust Corporation Series 2012 Class A3	2.77	11-10-2045	68,000	69,560
Impact Funding LLC Series 2010-1 Class A1 144A	5.31	1-25-2051	268,925	303,817
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2001-CIBC2 Class D ±	6.85	4-15-2035	59,000	59,799
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2004-LN2 Class A2	5.12	7-15-2041	186,000	196,367
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2006-LDP9 Class A2	5.13	5-15-2047	30,377	32,025
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2007-C1 Class A4	5.72	2-15-2051	48,000	56,862
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2010-CNTR Class A1 144A	3.30	8-5-2032	82,506	88,362
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2011-C3 Class A4 144A	4.72	2-15-2046	100,000	117,027
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2012-C8 Class ASB	2.38	10-15-2045	91,000	93,257
Lehman Brothers UBS Commercial Mortgage Trust Series 2004-C7 Class A5	4.63	10-15-2029	18,744	19,076
Lehman Brothers UBS Commercial Mortgage Trust Series 2004-C8 Class A6 ±	4.80	12-15-2029	19,234	20,285
Lehman Brothers UBS Commercial Mortgage Trust Series 2007-C3 Class A3 ±	5.88	7-15-2044	53,000	55,609
Merrill Lynch Mortgage Trust Series 2005-CIP1 Class A3A ±	4.95	7-12-2038	76,000	79,918
Merrill Lynch Mortgage Trust Series 2007-C1 Class A4 ±	5.85	6-12-2050	72,000	82,807
ML-CFC Commercial Mortgage Trust Series 2006-4 Class A3 ±	5.17	12-12-2049	215,000	244,593
Morgan Stanley Bank Trust Series 2012-C5 Class A3	2.83	8-15-2045	68,000	71,386
Morgan Stanley Bank Trust Series 2012-C6 Class A3	2.51	11-15-2045	162,000	166,426
Morgan Stanley Capital I Trust Series 2004-TP13 Class A3	4.39	9-13-2045	7,096	7,115
Morgan Stanley Capital I Trust Series 2005-HQ6 Class A4	4.99	8-13-2042	25,000	27,313
Morgan Stanley Capital I Trust Series 2012-C4 Class A4	3.24	3-15-2045	227,000	242,861
Morgan Stanley Dean Witter Capital I Trust Series 2001-TOP3 Class A4	6.39	7-15-2033	2,462	2,469
Morgan Stanley Mortgage Loan Trust Series 2007-6XS Class 2A1S ±	0.32	2-25-2047	12,040	10,709
Motel 6 Trust Series 2012-MTL6 Class A2 144A	1.95	10-5-2025	191,000	192,363
Sequoia Mortgage Trust Series 2010-H1 Class A1 ±	3.75	2-25-2040	10,363	10,458
Sequoia Mortgage Trust Series 2011-1 Class A1 ±	4.13	2-25-2041	16,903	17,173
UBS Barclays Commercial Mortgage Trust Series 2012- C3 Class A3	2.73	8-10-2049	96,000	100,206
UBS Barclays Commercial Mortgage Trust Series 2012- C4 Class AAB	2.46	12-10-2045	210,000	213,139
UBS Commercial Mortgage Trust Series 2005-C3 Class A	4.79	7-15-2040	148,000	159,383
Wachovia Bank Commercial Mortgage Trust Series 2003-C7 Class A1 144A	4.24	10-15-2035	922	925
Wachovia Bank Commercial Mortgage Trust Series 2003-C8 Class A3	4.45	11-15-2035	29,086	29,357

Total Non-Agency Mortgage Backed Securities (Cost $6,059,017)				6,210,097

U.S. Treasury Securities: 20.15%
U.S. Treasury Bond	2.75	8-15-2042	211,000	202,989
U.S. Treasury Bond	2.75	11-15-2042	149,000	143,086
U.S. Treasury Bond	3.00	5-15-2042	325,000	329,875
U.S. Treasury Bond	3.13	11-15-2041	857,000	893,690
U.S. Treasury Bond	4.38	5-15-2041	72,000	93,499
U.S. Treasury Bond	4.50	5-15-2038	614,000	808,369
U.S. Treasury Note	0.25	1-31-2014	851,000	851,532
U.S. Treasury Note	0.25	9-15-2015	1,152,000	1,149,479
U.S. Treasury Note	0.25	10-15-2015	1,365,000	1,361,694
U.S. Treasury Note ##	0.25	12-15-2015	1,880,000	1,874,272

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage VT Total Return Bond Fund	Portfolio of investments—December 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Note ## «	0.38%	4-15-2015	$2,153,000	$2,157,037
U.S. Treasury Note ##	0.38	11-15-2015	2,273,000	2,274,953
U.S. Treasury Note	0.63	11-30-2017	1,136,000	1,131,740
U.S. Treasury Note	0.63	12-31-2017	1,316,000	1,317,645
U.S. Treasury Note	1.00	3-31-2017	913,000	929,049
U.S. Treasury Note «	1.00	11-30-2019	346,000	342,324
U.S. Treasury Note	1.13	12-31-2019	131,000	130,509
U.S. Treasury Note	1.63	11-15-2022	1,026,000	1,013,495
U.S. Treasury Note	1.75	3-31-2014	627,000	638,903
U.S. Treasury Note	3.00	9-30-2016	794,000	867,693

Total U.S. Treasury Securities (Cost $18,478,598)				18,511,833

Yankee Corporate Bonds and Notes: 6.67%

Consumer Discretionary: 0.21%

Media: 0.02%
WPP Finance 2010 Company	5.13	9-7-2042	22,000	21,448

Textiles, Apparel & Luxury Goods: 0.19%
LVMH Moet Hennessy Louis 144A	1.63	6-29-2017	168,000	170,712

Consumer Staples : 0.21%

Beverages: 0.21%
Pernod Ricard SA 144A	5.75	4-7-2021	160,000	191,200

Energy : 1.83%

Oil, Gas & Consumable Fuels: 1.83%
APT Pipelines Limited 144A	3.88	10-11-2022	126,000	125,335
BP Capital Markets plc	1.38	11-6-2017	40,000	40,020
BP Capital Markets plc	2.50	11-6-2022	90,000	89,067
Canadian Oil Sands Trust Limited 144A	6.00	4-1-2042	104,000	121,796
Husky Energy Incorporated	7.25	12-15-2019	37,000	48,011
Petrobras International Finance Company	2.88	2-6-2015	90,000	92,343
Petrobras International Finance Company	3.50	2-6-2017	240,000	251,622
Petroleos Mexicanos Company	1.70	12-20-2022	140,000	140,958
Petroleos Mexicanos Company	1.95	12-20-2022	182,000	185,516
Petroleos Mexicanos Company	2.00	12-20-2022	64,000	65,396
Petroleos Mexicanos Company 144A	5.50	6-27-2044	45,000	49,500
Statoil ASA	1.20	1-17-2018	145,000	144,970
Talisman Energy Incorporated	7.75	6-1-2019	75,000	96,595
Total Capital International SA	1.55	6-28-2017	52,000	52,783
Transocean Incorporated	6.38	12-15-2021	145,000	176,046

				1,679,958

Financials: 2.97%

Commercial Banks: 2.43%
Banco Santander SA 144A	4.13	11-9-2022	150,000	152,625
Experian Finance plc 144A	2.38	6-15-2017	200,000	203,400
NIBC Bank NV 144A	2.80	12-2-2014	125,000	129,782

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2012	Wells Fargo Advantage VT Total Return Bond Fund	21

Security name	Interest rate	Maturity date	Principal	Value

Commercial Banks (continued)
Nordea Bank AB 144A	2.25%	3-20-2015	$200,000	$204,867
Rabobank Nederland	3.95	11-9-2022	250,000	255,718
Royal Bank of Scotland Group plc	2.55	9-18-2015	407,000	416,495
Royal Bank of Scotland Group plc	6.13	12-15-2022	125,000	131,797
Sparebank 1 Boligkreditt 144A	1.75	11-15-2019	205,000	202,317
Swedbank AB 144A	2.13	9-29-2017	201,000	205,296
Swedish Export Credit Corporation	1.75	5-30-2017	95,000	97,475
Westpac Banking Corporation 144A	1.25	12-15-2017	235,000	234,605

				2,234,377

Thrifts & Mortgage Finance: 0.54%
Achmea Hypotheekbank NV 144A	3.20	11-3-2014	235,000	246,348
Stadshypotek AB 144A	1.88	10-2-2019	250,000	249,679

				496,027

Health Care: 0.35%

Pharmaceuticals: 0.35%
Astrazeneca plc	1.95	9-18-2019	95,000	96,198
Teva Pharmaceut Finance BV	2.95	12-18-2022	220,000	222,275

				318,473

Materials: 0.72%

Metals & Mining : 0.72%
Barrick Gold Corporation	3.85	4-1-2022	50,000	52,869
Teck Resources Limited	6.25	7-15-2041	57,000	66,864
Vale SA	5.63	9-11-2042	69,000	74,694
Xstrata Finance Canada 144A	1.80	10-23-2015	206,000	207,102
Xstrata Finance Canada 144A	2.45	10-25-2017	136,000	137,269
Xstrata Finance Canada 144A	4.00	10-25-2022	118,000	119,141

				657,939

Telecommunication Services: 0.38%

Wireless Telecommunication Services: 0.38%
America Movil SAB de CV	3.13	7-16-2022	235,000	238,591
Vodafone Group plc	1.25	9-26-2017	115,000	114,610

				353,201

Total Yankee Corporate Bonds and Notes (Cost $5,974,438)				6,123,335

Yankee Government Bonds: 1.06%
Province of Ontario	1.65	9-27-2019	275,000	274,591
Slovak Republic 144A	4.38	5-21-2022	375,000	408,495
Tunisia	1.69	7-16-2019	161,000	160,195
United Mexican States	5.75	10-12-2049	111,000	133,478

Total Yankee Government Bonds (Cost $928,443)				976,759

Other: 0.08%
Gryphon Funding Limited, Pass-Through Entity (a)(i)(v)			214,974	70,941

Total Other (Cost $19,480)				70,941

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage VT Total Return Bond Fund	Portfolio of investments—December 31, 2012

Security name	Yield	Shares	Value

Short-Term Investments: 7.00%

Investment Companies: 7.00%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)##	0.14%	3,911,686	$3,911,686
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(v)(r)	0.20	2,514,829	2,514,829

Total Short-Term Investments (Cost $6,426,515)			6,426,515

Total investments in securities
(Cost $99,794,338) *	110.80%	101,775,687
Other assets and liabilities, net	(10.80)	(9,918,178)

Total net assets	100.00%	$91,857,509

%%	Security issued on a when-issued basis.

±	Variable rate investment

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

##	All or a portion of this security has been segregated for when-issued securities.

«	All or a portion of this security is on loan.

(i)	Illiquid security for which the designation as illiquid is unaudited

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $100,045,333 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$2,085,788
Gross unrealized depreciation	(355,434)

Net unrealized appreciation	$1,730,354

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—December 31, 2012	Wells Fargo Advantage VT Total Return Bond Fund	23

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$95,349,172
In affiliated securities, at value (see cost below)	6,426,515

Total investments, at value (see cost below)	101,775,687
Receivable for investments sold	15,189,513
Principal paydown receivable	211
Receivable for Fund shares sold	162,934
Receivable for interest	357,608
Prepaid expenses and other assets	1,394

Total assets	117,487,347

Liabilities
Dividends payable	3,793
Payable for investments purchased	22,909,080
Payable for Fund shares redeemed	38,698
Payable upon receipt of securities loaned	2,534,309
Advisory fee payable	27,985
Distribution fees payable	20,085
Due to other related parties	10,444
Accrued expenses and other liabilities	85,444

Total liabilities	25,629,838

Total net assets	$91,857,509

NET ASSETS CONSIST OF
Paid-in capital	$91,323,848
Undistributed net investment income	53,377
Accumulated net realized losses on investments	(1,501,065)
Net unrealized gains on investments	1,981,349

Total net assets	$91,857,509

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets – Class 2	$91,857,509
Shares outstanding – Class 2	8,487,681
Net asset value per share – Class 2	$10.82

Investments in unaffiliated securities (including securities on loan), at cost	$93,367,823

Investments in affiliated securities, at cost	$6,426,515

Total investments, at cost	$99,794,338

Securities on loan, at value	$2,484,012

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage VT Total Return Bond Fund	Statement of Operations—year ended December 31, 2012

Investment income
Interest*	$2,044,185
Income from affiliated securities	5,417
Securities lending income, net	2,500

Total investment income	2,052,102

Expenses
Advisory fee	361,235
Administration fees
Fund level	45,154
Class 2	72,247
Distribution fees
Class 2	225,771
Custody and accounting fees	39,386
Professional fees	47,494
Shareholder report expenses	38,150
Trustees’ fees and expenses	14,709
Other fees and expenses	5,559

Total expenses	849,705
Less: Fee waivers and/or expense reimbursements	(36,927)

Net expenses	812,778

Net investment income	1,239,324

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	4,240,420
TBA sale commitments	(24,648)

Net realized gains on investments	4,215,772

Net change in unrealized gains (losses) on:
Unaffiliated securities	(68,684)
TBA sale commitments	24,051

Net change in unrealized gains (losses) on investments	(44,633)

Net realized and unrealized gains (losses) on investments	4,171,139

Net increase in net assets resulting from operations	$5,410,463

** Net of foreign interest withholding taxes in the amount of	$250

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage VT Total Return Bond Fund	25

	Year ended December 31, 2012		Year ended December 31, 2011

Operations
Net investment income		$1,239,324		$1,753,279
Net realized gains on investments		4,215,772		3,765,571
Net change in unrealized gains (losses) on investments		(44,633)		1,107,927

Net increase in net assets resulting from operations		5,410,463		6,626,777

Distributions to shareholders from
Net investment income – Class 2		(1,303,386)		(2,244,747)
Net realized gains – Class 2		(1,654,708)		(3,319,231)

Total distributions to shareholders		(2,958,094)		(5,563,978)

Capital share transactions	Shares		Shares
Proceeds from shares sold – Class 2	1,636,835	17,513,595	1,837,013	19,239,066
Reinvestment of distributions – Class 2	276,984	2,958,094	538,528	5,563,978
Payment for shares redeemed – Class 2	(1,696,755)	(18,204,327)	(2,306,909)	(24,143,648)

Net increase in net assets resulting from capital share transactions		2,267,362		659,396

Total increase in net assets		4,719,731		1,722,195

Net assets
Beginning of period		87,137,778		85,415,583

End of period		$91,857,509		$87,137,778

Undistributed net investment income		$53,377		$67,778

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage VT Total Return Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2012	2011	2010[1]	2009	2008
Net asset value, beginning of period	$10.54	$10.41	$10.34	$9.70	$9.94
Net investment income	0.15	0.22	0.29	0.42	0.44
Net realized and unrealized gains (losses) on investments	0.48	0.62	0.43	0.72	(0.21)

Total from investment operations	0.63	0.84	0.72	1.14	0.23
Distributions to shareholders from
Net investment income	(0.15)	(0.28)	(0.36)	(0.46)	(0.47)
Net realized gains	(0.20)	(0.43)	(0.29)	(0.04)	0.00

Total distributions to shareholders	(0.35)	(0.71)	(0.65)	(0.50)	(0.47)
Net asset value, end of period	$10.82	$10.54	$10.41	$10.34	$9.70
Total return	6.10%	8.31%	7.04%	11.99%	2.39%
Ratios to average net assets (annualized)
Gross expenses	0.94%	0.91%	0.91%	1.20%	1.19%
Net expenses	0.90%	0.88%	0.86%	0.85%	0.90%
Net investment income	1.37%	2.09%	2.76%	4.07%	4.55%
Supplemental data
Portfolio turnover rate	574%	843%	838%	580%	692%
Net assets, end of period (000s omitted)	$91,858	$87,138	$85,416	$95,134	$93,610

1.	After the close of business of July 16, 2010, existing shares of the Fund were renamed Class 2 shares.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage VT Total Return Bond Fund	27

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage VT Total Return Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices received from an independent pricing service which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Debt securities of sufficient credit quality acquired with maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy

28	Wells Fargo Advantage VT Total Return Bond Fund	Notes to financial statements

by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

TBA sale commitments

The Fund may enter into To Be Announced (“TBA”) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or offsetting TBA purchase commitments, which are deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Securities valuation”. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Mortgage dollar roll transactions

The Fund may engage in mortgage dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund accounts for TBA dollar roll transactions as purchases and sales.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Notes to financial statements	Wells Fargo Advantage VT Total Return Bond Fund	29

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to mortgage dollar roll transactions. At December 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$49,661	$(49,661)

As of December 31, 2012, the Fund had net capital loss carryforwards, which were available to offset future net realized capital gains, in the amount of $4,157,782 expiring in 2016.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

30	Wells Fargo Advantage VT Total Return Bond Fund	Notes to financial statements

As of December 31, 2012, the inputs used in valuing investments in securities, which are carried at fair value, were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable Inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Agency securities	$0	$31,878,935	$0	$31,878,935

Asset-backed securities	0	12,544,078	0	12,544,078

Corporate bonds and notes	0	18,013,265	0	18,013,265

Municipal bonds and notes	0	1,019,929	0	1,019,929

Non-agency mortgage backed securities	0	6,210,097	0	6,210,097

U.S. Treasury securities	18,511,833	0	0	18,511,833

Yankee corporate bonds and notes	0	6,123,335	0	6,123,335

Yankee government bonds	0	976,759	0	976,759

Other	0	0	70,941	70,941

Short-term investments
Investment companies	3,911,686	2,514,829	0	6,426,515
	$22,423,519	$79,281,227	$70,941	$101,775,687

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended December 31, 2012, the Fund did not have any transfers into/out of Level 1 or Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.40% and declining to 0.30% as the average daily net assets of the Fund increase. For the year ended December 31, 2012, the advisory fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and for Class 2 shares, a class level administration fee of 0.08% of its average daily net assets.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.90% for Class 2.

Distribution fees

The Trust has adopted a Distribution Plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets.

Notes to financial statements	Wells Fargo Advantage VT Total Return Bond Fund	31

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases at cost		Sales proceeds
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$458,876,617	$96,190,071	$466,491,808	$82,746,573

6. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds and certain other funds) are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended December 31, 2012, the Fund paid $121 in commitment fees.

For the year ended December 31, 2012, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 were as follows:

	Year Ended December 31,
	2012	2011
Ordinary income	$2,000,489	$4,856,163
Long-term capital gain	957,605	707,815

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-Term gain	Unrealized gains	Capital loss carryforward
$1,848,982	$1,116,818	$1,730,354	$(4,157,782)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

32	Wells Fargo Advantage VT Total Return Bond Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage VT Total Return Bond Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage VT Total Return Bond Fund as of December 31, 2012, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 22, 2013

Other information (unaudited)	Wells Fargo Advantage VT Total Return Bond Fund	33

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $957,605 was designated as long-term capital gain distributions for the fiscal year ended December 31, 2012.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

34	Wells Fargo Advantage VT Total Return Bond Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 140 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage VT Total Return Bond Fund	35

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director, General Counsel, and Vice Chair of The Tree Trust (non-profit corporation). Director and General Counsel of The American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officer

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 79 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available,without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

36	Wells Fargo Advantage VT Total Return Bond Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American depositary receipt
ADS	— American depositary shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
CR	— Custody receipts
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUF	— Hungarian forint
IBC	— Insured bond certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TCR	— Transferable custody receipts
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com . Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

214188 02-13 AVT9/AR155 12-12

ITEM 2. CODE OF ETHICS

As of the end of the period, December 31, 2012, Wells Fargo Variable Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Variable Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)

Audit Fees - Provided below are the aggregate fees billed for the fiscal years ended December 31, 2011 and December 31, 2012 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

For the fiscal years ended December 31, 2011 and December 31, 2012, the Audit Fees were $553,779 and $259,114, respectively.

(b)

Audit-Related Fees – There were no audit-related fees incurred for the fiscal years ended December 31, 2011 and December 31, 2012 for assurance and related services by the principal accountant for the Registrant.

(c)

Tax Fees - Provided below are the aggregate fees billed for the fiscal years ended December 31, 2011 and December 31, 2012 for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.

For the fiscal years ended December 31, 2011 and December 31, 2012, the Tax Fees were $21,560 and $20,110 respectively. The incurred Tax Fees are comprised of tax preparation and consulting services.

(d)

All Other Fees – There were no other fees incurred for the fiscal years ended December 31, 2011 and December 31, 2012.

(e)(1)

The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Variable Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2)

Not Applicable.

(f)

Not Applicable.

(g)

Non-Audit Fees – There were no non-audit fees billed for the fiscal years ended December 31, 2011 and December 31, 2012, by the principal accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.

(h)

The Registrant’s audit committee of the board of directors has determined that non-audit services rendered to the registrant’s investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, does not compromise the independence of the principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. PORTFOLIO OF INVESTMENTS

The Portfolio of investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Governance Committee (the “Committee”) of the Board of Trustees of the registrant (the “Trust”) has adopted procedures by which a shareholder of any series of the Trust may submit properly a nominee recommendation for the Committee’s consideration.

The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Variable Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Variable Trust

By:

/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	February 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By:

/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	February 22, 2013

By:

/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	February 22, 2013